DEJOUR ENERGY (ALBERTA) LTD.

RESERVES ASSESSMENT AND EVALUATION OF CANADIAN OIL AND GAS PROPERTIES

CORPORATE SUMMARY

Effective December 31, 2009

1100203

CORPORATE SUMMARY

TABLE OF CONTENTS

GLJ Petroleum Consultants

Principal Officers:
Harry Jung, P. Eng.
President, C.E.O.
Dana B. Laustsen, P. Eng.
Executive V.P., C.O.O.
Keith M. Braaten, P. Eng.
Executive V.P.

Officers / Vice Presidents:
Terry L. Aarsby, P. Eng.
Jodi L. Anhorn, P. Eng.
Neil I. Dell, P. Eng.
David G. Harris, P. Geol.
Myron J. Hladyshevsky, P. Eng.
Bryan M. Joa, P. Eng.
John H. Stilling, P. Eng.
Douglas R. Sutton, P. Eng.
James H. Willmon, P. Eng.

March 24, 2010

Project 1100203

Mr. Harrison (Hal) Blacker
Dejour Enterprises Ltd.
1401 – 17th Street, Suite 300
Denver, Colorado
USA 80202

Dear Sir:

Re: Dejour Energy (Alberta) Ltd.
Corporate Evaluation
Effective December 31, 2009

GLJ Petroleum Consultants (GLJ) has completed an independent reserves assessment and evaluation of the oil and gas properties of Dejour Energy (Alberta) Ltd. (the "Company"). The effective date of this evaluation is December 31, 2009.

This report has been prepared for the Company for the purpose of annual disclosure and other financial requirements. This evaluation has been prepared in accordance with reserves definitions, standards and procedures contained in the Canadian Oil and Gas Evaluation Handbook.

It was GLJ's primary mandate in this evaluation to provide an independent evaluation of the oil and gas reserves of the Company in aggregate. Accordingly it may not be appropriate to extract individual property or entity estimates for other purposes. Our engagement letter notes these limitations on the use of this report.

It is trusted that this evaluation meets your current requirements. Should you have any questions regarding this analysis, please contact the undersigned.

Yours very truly,

GLJ PETROLEUM CONSULTANTS LTD.

ORIGINALLY SIGNED BY

John E. Keith, P. Eng.
Manager, Engineering

JEK/memd
Attachments

INDEPENDENT PETROLEUM CONSULTANTS' CONSENT

The undersigned firm of Independent Petroleum Consultants of Calgary, Alberta, Canada has prepared an independent evaluation of the **Dejour Energy (Alberta) Ltd.** Canadian oil and gas properties and hereby gives consent to the use of its name and to the said estimates. The effective date of the evaluation is **December 31, 2009.**

In the course of the evaluation, Dejour Energy (Alberta) Ltd. provided GLJ Petroleum Consultants Ltd. personnel with basic information which included land data, well information, geological information, estimates of on-stream dates, contract information, current hydrocarbon product prices, operating cost data, financial data and future operating plans. Other engineering, geological or economic data required to conduct the evaluation and upon which this report is based, were obtained from public records, other operators and from GLJ Petroleum Consultants Ltd. nonconfidential files. Dejour Energy (Alberta) Ltd. has provided a representation letter confirming that all information provided to GLJ Petroleum Consultants Ltd. is correct and complete to the best of its knowledge. Procedures recommended in the Canadian Oil and Gas Evaluation (COGE) Handbook to verify certain interests and financial information were applied in this evaluation. In applying these procedures and tests, nothing came to GLJ Petroleum Consultants Ltd.'s attention that would suggest that information provided by Dejour Energy (Alberta) Ltd. was not complete and accurate. GLJ Petroleum Consultants Ltd. reserves the right to review all calculations referred to or included in this report and to revise the estimates in light of erroneous data supplied or information existing but not made available which becomes known subsequent to the preparation of this report.

The accuracy of any reserves and production estimate is a function of the quality and quantity of available data and of engineering interpretation and judgment. While reserves and production estimates presented herein are considered reasonable, the estimates should be accepted with the understanding that reservoir performance subsequent to the date of the estimate may justify revision, either upward or downward.

Revenue projections presented in this report are based in part on forecasts of market prices, currency exchange rates, inflation, market demand and government policy which are subject to many uncertainties and may, in future, differ materially from the forecasts utilized herein. Present values of revenues documented in this report do not necessarily represent the fair market value of the reserves evaluated herein.

PERMIT TO PRACTICE
GLJ PETROLEUM CONSULTANTS LTD.

Signature: Originally Signed by Bryan M. Joa

Date: March 24, 2010

PERMIT NUMBER: P 2066
The Association of Professional Engineers, Geologists and Geophysicists of Alberta

ORIGINALLY SIGNED BY
DANA B. LAUSTSEN
GLJ Petroleum Consultants Ltd.

INTRODUCTION

GLJ Petroleum Consultants (GLJ) was commissioned by Dejour Energy (Alberta) Ltd. (the "Company") to prepare an independent evaluation of its oil and gas reserves effective December 31, 2009. The locations of the reserves properties are indicated on the attached index map.

The evaluation was initiated in January 2010 and completed by March 2010. Estimates of reserves and projections of production were generally prepared using well information and production data available from public sources to approximately December 31, 2009. The Company provided land, accounting data and other technical information not available in the public domain to approximately December 31, 2009. In certain instances, the Company also provided recent engineering, geological and other information up to December 31, 2009. The Company has confirmed that, to the best of its knowledge, all information provided to GLJ is correct and complete as of the effective date.

This evaluation has been prepared in accordance with procedures and standards contained in the Canadian Oil and Gas Evaluation (COGE) Handbook. The reserves definitions used in preparing this report (included herein under "Reserves Definitions") are those contained in the COGE Handbook and the Canadian Securities Administrators National Instrument 51-101 (NI 51-101).

The evaluation was conducted on the basis of the GLJ January 1, 2010 Price Forecast which is summarized in the Product Price and Market Forecasts section of this report.

Tables summarizing production, royalties, costs, revenue projections, reserves and present value estimates for various reserves categories for individual properties and the Company total are provided in the tabbed sections of this Summary Report.

The Evaluation Procedure section outlines general procedures used in preparing this evaluation. The individual property reports, provided under separate cover, provide additional evaluation details. The following summarizes evaluation matters that have been included/excluded in cash flow projections:

- processing income has not been included,
- in accordance with NI 51-101, the effect on projected revenues of the Company's financial hedging activity has not been included,

- provisions for the abandonment of all of the Company's wells to which reserves have been attributed have been included; all other abandonment and reclamation costs have not been included,
- general and administrative (G&A) costs and overhead recovery have not been included,
- undeveloped land values have not been included.

A constant price analysis was performed by rerunning the evaluation database using prices based on the average of the first day posted prices in each of the 12 months of the Company's fiscal year with no cost escalations.

A summary of reference prices and resulting reserves data under the constant pricing scenario are provided in the "Constant Price Analysis" section.

The "Securities Reporting" section of this report provides reserves data in a format that is consistent with the disclosure requirements set out in NI 51-101.

Economic forecasts are provided on an after tax basis including tax pools provided by the Company in the "After Tax Analysis" section.

Map 1
Index Map
Property Locations

Company: Dejour Energy (Alberta) Ltd.
Property: Alberta / British Columbia

Effective Date: December 31, 2009
Scale: 1:6,500,000 s1100203/indm01


W6M
W5M
W4M
BRITISH COLUMBIA
ALBERTA
Drake/Woodrush
Manning
Saddle Hills
W5M
W4M

SUMMARY

TABLE OF CONTENTS

Table 1

Company:	Dejour Energy (Alberta) Ltd.		Reserve Class:	Various
Property:	Corporate		Development Class:	Classifications
Description:	Properties		Pricing:	GLJ (2010-01)
			Effective Date:	December 31, 2009

Summary of Reserves and Values

	Proved Producing	Proved Developed Non-producing	Proved Undeveloped	Total Proved	Total Probable	Total Proved Plus Probable
MARKETABLE RESERVES						
Light/Medium Oil (Mbbl)						
Total Company Interest	109	0	39	148	116	264
Working Interest	109	0	39	148	116	264
Net After Royalty	88	0	33	121	94	215
Gas (MMcf)						
Total Company Interest	703	433	19	1,156	758	1,914
Working Interest	703	433	19	1,156	758	1,914
Net After Royalty	560	317	18	895	584	1,479
Natural Gas Liquids (Mbbl)						
Total Company Interest	1	5	0	6	8	14
Working Interest	1	5	0	6	8	14
Net After Royalty	1	3	0	4	4	8
Oil Equivalent (Mbbl)						
Total Company Interest	227	77	42	346	250	596
Working Interest	227	77	42	346	250	596
Net After Royalty	182	56	36	274	196	470
BEFORE TAX PRESENT VALUE (M$)						
0%	5,103	1,286	929	7,317	6,986	14,303
5%	4,815	987	839	6,641	6,047	12,688
8%	4,660	863	791	6,314	5,602	11,917
10%	4,564	796	761	6,121	5,341	11,462
12%	4,472	737	733	5,943	5,103	11,046
15%	4,343	664	694	5,701	4,782	10,483
20%	4,148	567	636	5,351	4,324	9,675
FIRST 6 YEARS BEFORE TAX CASH FLOW (M$)						
2010	2,771	-69	-102	2,600	577	3,177
2011	1,425	292	669	2,386	2,229	4,614
2012	574	314	266	1,155	1,722	2,877
2013	269	158	104	532	998	1,529
2014	63	93	-8	148	630	778
2015	0	68	0	68	323	390

BOE Factors:								
	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Run Date: March 22, 2010 14:17:53

Table 2

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	Properties	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Company Production, Reserves and Present Value Summary

Entity Description	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Proved Producing	1,095	119	2	303	703	109	1	0	227	560	88	1	0	182	2.1	5,103	4,660	4,564	4,472
Proved Developed Nonproducing	0	0	0	0	433	0	5	0	77	317	0	3	0	56	999.0	1,286	863	796	737
Proved Undeveloped	0	42	0	42	19	39	0	0	42	18	33	0	0	36	2.7	929	791	761	733
Total Proved	1,095	161	2	345	1,156	148	6	0	346	895	121	4	0	274	2.7	7,317	6,314	6,121	5,943
Probable Producing	99	4	0	21	250	47	0	0	89	209	38	0	0	73	11.6	2,536	2,064	1,968	1,880
Probable Developed Nonproducing	0	0	0	0	394	0	7	0	73	274	0	4	0	50	999.0	1,398	913	837	772
Probable Undeveloped	0	19	0	19	115	69	0	0	88	101	56	0	0	73	12.5	3,052	2,626	2,535	2,450
Total Probable	99	24	0	40	758	116	8	0	250	584	94	4	0	196	17.0	6,986	5,602	5,341	5,103
Proved Plus Probable Producing	1,195	123	2	324	953	155	1	0	316	770	126	1	0	255	2.7	7,639	6,724	6,532	6,353
Proved Plus Probable Developed Nonproducing	0	0	0	0	827	0	12	0	150	591	0	7	0	105	999.0	2,684	1,776	1,633	1,509
Proved Plus Probable Undeveloped	0	62	0	62	134	108	0	0	131	119	90	0	0	110	5.8	3,980	3,417	3,297	3,184
Total Proved Plus Probable	1,195	185	2	386	1,914	264	14	0	596	1,479	215	8	0	470	4.2	14,303	11,917	11,462	11,046

Reserves Characterization

Percentage of Total Company Interest BOE Reserves

Product Types



L &M Oil (44%)
Natural Gas (54%)
NGLs (2%)

Reserves Classifications



Pb Prd (15%)
Pv Prd (38%)
Pb Dev NPrd (12%)
Pb UDev (15%)
Pv UDev (7%)
Pv Dev NPrd (13%)

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Historical and Forecast Production

Company:	**Dejour Energy (Alberta) Ltd.**	Pricing:	**GLJ (2010-01)**
Property:	**Corporate**	Effective Date:	**December 31, 2009**
Description:	**Properties**		

Company Interest Oil Equivalent


Legend
A Proved Producing
C Total Proved
I Total Proved Plus Probable
Oil Equivalent Production (boe/d)
Year

Company Interest Oil Equivalent - Total Proved Plus Probable


Legend
Sales Gas
Natural Gas Liquids
Light Medium Oil
Oil Equivalent Production (boe/d)
Year

*Note: Historical company interest production is based on current interests in the evaluated reserves entities applied to reported actual gross lease production. Consequently, company actuals may differ from the history shown due to changes in ownership.

Drawing 1

Company Interest Oil Equivalent
1100203 / Mar 22, 2010

GLJ Petroleum Consultants

Historical and Forecast Production

Company:	**Dejour Energy (Alberta) Ltd.**	Pricing:	**GLJ (2010-01)**
Property:	**Corporate**	Effective Date:	**December 31, 2009**
Description:	**Properties**		

Company Interest Oil


Legend
Year

Company Interest Sales Gas


Legend
Year

Company Interest NGL


Legend
Year

*Note: Historical company interest production is based on current interests in the evaluated reserves entities applied to reported actual gross lease production. Consequently, company actuals may differ from the history shown due to changes in ownership.

Drawing 2

PROVED RESERVES FORECASTS

TABLE OF CONTENTS

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	Properties	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Summary of Reserves and Values

	Proved Producing	Proved Developed Non-producing	Proved Undeveloped	Total Proved Non-producing	Total Proved
MARKETABLE RESERVES					
Light/Medium Oil (Mbbl)					
Total Company Interest	109	0	39	39	148
Working Interest	109	0	39	39	148
Net After Royalty	88	0	33	33	121
Gas (MMcf)					
Total Company Interest	703	433	19	453	1,156
Working Interest	703	433	19	453	1,156
Net After Royalty	560	317	18	334	895
Natural Gas Liquids (Mbbl)					
Total Company Interest	1.1	4.9	0.0	4.9	6.0
Working Interest	1.1	4.9	0.0	4.9	6.0
Net After Royalty	0.8	2.8	0.0	2.8	3.5
Oil Equivalent (Mbbl)					
Total Company Interest	227	77	42	119	346
Working Interest	227	77	42	119	346
Net After Royalty	182	56	36	92	274
BEFORE TAX PRESENT VALUE (M$)					
0%	5,103	1,286	929	2,214	7,317
5%	4,815	987	839	1,826	6,641
8%	4,660	863	791	1,654	6,314
10%	4,564	796	761	1,557	6,121
12%	4,472	737	733	1,471	5,943
15%	4,343	664	694	1,358	5,701
20%	4,148	567	636	1,203	5,351
FIRST 6 YEARS BEFORE TAX CASH FLOW (M$)					
2010	2,771	-69	-102	-171	2,600
2011	1,425	292	669	960	2,386
2012	574	314	266	580	1,155
2013	269	158	104	262	532
2014	63	93	-8	85	148
2015	0	68	0	68	68

BOE Factors:	HVY OIL 1.0	RES GAS 6.0	PROPANE 1.0	ETHANE 1.0
	COND 1.0	SLN GAS 6.0	BUTANE 1.0	SULPHUR 0.0

Run Date: March 22, 2010 14:17:52

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Producing**
		Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Company Production, Reserves and Present Value Summary

Entity Description	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Properties																			
Drake/Woodrush	1,095	119	2	303	703	109	1	0	227	560	88	1	0	182	2.1	5,103	4,660	4,564	4,472
Manning	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Saddle Hills	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Total: Properties	**1,095**	**119**	**2**	**303**	**703**	**109**	**1**	**0**	**227**	**560**	**88**	**1**	**0**	**182**	**2.1**	**5,103**	**4,660**	**4,564**	**4,472**

BOE Factors:								
	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Proved
Property:	Corporate	Development Class:	Developed Nonproducing
		Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Company Production, Reserves and Present Value Summary

Entity Description	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Properties																			
Drake/Woodrush	0	0	0	0	100	0	0	0	17	87	0	0	0	15	999.0	125	104	99	95
Manning	0	0	0	0	93	0	0	0	15	59	0	0	0	10	999.0	259	218	210	202
Saddle Hills	0	0	0	0	241	0	5	0	45	170	0	3	0	31	999.0	903	542	487	441
Total: Properties	**0**	**0**	**0**	**0**	**433**	**0**	**5**	**0**	**77**	**317**	**0**	**3**	**0**	**56**	**999.0**	**1,286**	**863**	**796**	**737**

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**

Reserve Class: **Proved**
Development Class: **Undeveloped**
Pricing: **GLJ (2010-01)**
Effective Date: **December 31, 2009**

Company Production, Reserves and Present Value Summary

	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Properties																			
Drake/Woodrush	0	42	0	42	19	39	0	0	42	18	33	0	0	36	2.7	929	791	761	733
Manning	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Saddle Hills	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Total: Properties	**0**	**42**	**0**	**42**	**19**	**39**	**0**	**0**	**42**	**18**	**33**	**0**	**0**	**36**	**2.7**	**929**	**791**	**761**	**733**

BOE Factors:							
HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**

Reserve Class: **Proved**
Development Class: **Total Nonproducing**
Pricing: **GLJ (2010-01)**
Effective Date: **December 31, 2009**

Company Production, Reserves and Present Value Summary

	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Properties																			
Drake/Woodrush	0	42	0	42	119	39	0	0	59	105	33	0	0	51	3.8	1,053	894	860	828
Manning	0	0	0	0	93	0	0	0	15	59	0	0	0	10	999.0	259	218	210	202
Saddle Hills	0	0	0	0	241	0	5	0	45	170	0	3	0	31	999.0	903	542	487	441
Total: Properties	**0**	**42**	**0**	**42**	**453**	**39**	**5**	**0**	**119**	**334**	**33**	**3**	**0**	**92**	**7.7**	**2,214**	**1,654**	**1,557**	**1,471**

BOE Factors:							
HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company:	**Dejour Energy (Alberta) Ltd.**
Property:	**Corporate**

Reserve Class:	**Proved**
Development Class:	**Total**
Pricing:	**GLJ (2010-01)**
Effective Date:	**December 31, 2009**

Company Production, Reserves and Present Value Summary

	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Properties																			
Drake/Woodrush	1,095	161	2	345	822	148	1	0	286	666	121	1	0	233	2.3	6,156	5,555	5,424	5,300
Manning	0	0	0	0	93	0	0	0	15	59	0	0	0	10	999.0	259	218	210	202
Saddle Hills	0	0	0	0	241	0	5	0	45	170	0	3	0	31	999.0	903	542	487	441
Total: Properties	**1,095**	**161**	**2**	**345**	**1,156**	**148**	**6**	**0**	**346**	**895**	**121**	**4**	**0**	**274**	**2.7**	**7,317**	**6,314**	**6,121**	**5,943**

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Producing**
Description:	**Properties**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	1	3	119	43	34	77.06	56	20	18	6.16	1,040	379	284	6.27
2011	1	3	76	28	22	80.22	50	18	16	7.08	454	166	134	7.21
2012	1	1	47	17	14	83.38	43	16	15	7.20	152	55	47	7.34
2013	1	0	32	12	10	86.54	41	15	14	7.26	49	18	17	7.40
2014	1	0	23	9	8	89.70	42	15	14	7.38	0	0	0	0.00
Tot.				**109**	**88**	**80.89**		**85**	77	**6.97**		**619**	**483**	**6.65**

	Total Gas Production				Condensate Production				Total Oil + NGL Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,095	400	302	6.27	2	1	0	75.93	120	44	34	77.05
2011	504	184	150	7.19	1	0	0	79.15	77	28	22	80.21
2012	195	71	62	7.31	0	0	0	82.37	48	17	14	83.37
2013	91	33	31	7.33	0	0	0	85.59	32	12	10	86.53
2014	42	15	14	7.38	0	0	0	88.82	23	9	8	89.70
Tot.		**703**	**560**	**6.69**		**1**	**1**	**78.12**		**110**	**89**	**80.86**

	Total Oil Equiv. Production			
Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	303	111	85	53.28
2011	161	59	47	60.87
2012	80	29	25	67.33
2013	47	17	15	72.99
2014	30	11	10	79.25
Tot.		**227**	**182**	**59.83**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	3,342	2,504	47	5,893	0	5,893	1,093	252	0	81	1,263	4,630	1,042	743	1,785
2011	2,227	1,322	23	3,572	0	3,572	591	104	0	37	658	2,914	1,033	397	1,430
2012	1,441	521	10	1,972	0	1,972	283	44	0	18	309	1,662	784	273	1,057
2013	1,016	242	4	1,263	0	1,263	164	0	0	0	164	1,100	658	153	811
2014	764	113	2	879	0	879	95	0	0	0	95	784	595	93	688
Tot.	**8,791**	**4,703**	**85**	**13,578**	**0**	**13,578**	**2,225**	**399**	**0**	**136**	**2,488**	**11,090**	**4,113**	**1,658**	**5,771**
Disc	7,478	4,192	76	11,746	0	11,746	1,956	365	0	124	2,197	9,549	3,366	1,437	4,803

								Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue** M$	Other Income M$	**Aband. Costs** M$	**Oper. Income** M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	2,846	0	0	2,846	75	0	0	75	2,771	2,771	2,642
2011	0	0	0	1,484	0	59	1,425	0	0	0	0	1,425	4,196	3,877
2012	0	0	0	606	0	31	574	0	0	0	0	574	4,770	4,330
2013	0	0	0	288	0	19	269	0	0	0	0	269	5,040	4,523
2014	0	0	0	95	0	32	63	0	0	0	0	63	5,103	4,564
Tot.	**0**	**0**	**0**	**5,319**	**0**	**142**	**5,178**	**75**	**0**	**0**	**75**	**5,103**	**5,103**	**4,564**
Disc	0	0	0	4,746	0	110	4,635	72	0	0	72	4,564	4,564	4,564

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	109	0	109	88	1.000	109	48	5.0	2.5	1.4
Solution Gas	MMcf	85	0	85	77	6.000	14	6	5.0	4.2	2.2
Residue Gas	MMcf	619	0	619	483	6.000	103	45	4.0	1.6	0.8
Total: Gas	MMcf	703	0	703	560	6.000	117	52	5.0	1.8	0.9
Gas Heat Content	BBtu	792	0	792	631	0.000	0	0	5.0	1.8	0.9
Condensate	Mbbl	1	0	1	1	1.000	1	0	5.0	1.8	0.9
Total: Oil+NGL	Mbbl	110	0	110	89	1.000	110	48	5.0	2.5	1.4
Total: Oil Eq.	Mboe	227	0	227	182	1.000	227	100	5.0	2.1	1.0

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	16.58	9.48	0.00	51.00	7,130	64	6,038	63
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	3.38	0.00	2.17	541	5	432	5
Residue Gas	$/Mcf	5.75	0.52	6.27	1.37	3.44	0.00	1.47	3,357	30	3,023	32
Total: Gas	$/Mcf	5.75	0.51	6.27	1.33	3.44	0.00	1.50	3,898	35	3,455	36
Condensate	$/bbl	82.43	-6.50	75.93	21.21	0.00	0.00	54.71	62	1	55	1
Total: Oil+NGL	$/bbl	83.25	-6.20	77.05	16.64	9.35	0.00	51.05	7,192	65	6,094	64
Total: Oil Eq.	$/boe	53.90	-0.62	53.28	11.42	16.13	0.00	25.73	11,090	100	9,549	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)

	Initial	Average
Crown Royalty	18.5400	16.3875
Non-crown Royalty	4.2687	2.9417
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax

Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	5,319	5,178	75	5,103	22.48
5.0	5,012	4,888	73	4,815	21.21
8.0	4,848	4,732	72	4,660	20.53
10.0	4,746	4,635	72	4,564	20.11
12.0	4,649	4,543	71	4,472	19.71
15.0	4,512	4,413	70	4,343	19.14
20.0	4,305	4,216	68	4,148	18.28

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:17:51

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Developed Nonproducing**
Description:	**Properties**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Residue Gas Production					Condensate Production				Butane Production			
Year	Company Gas Wells	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2011	1	361	132	87	6.87	1	0	0	86.32	1	0	0	66.54
2012	1	251	91	68	7.01	1	0	0	89.63	1	0	0	68.98
2013	1	165	60	49	7.10	1	0	0	92.82	1	0	0	71.41
2014	1	56	21	16	7.09	0	0	0	97.82	0	0	0	73.84
2015	0	33	12	10	7.29	0	0	0	99.79	0	0	0	75.33
2016	0	24	9	7	7.56	0	0	0	101.81	0	0	0	76.86
2017	0	18	7	5	8.11	0	0	0	103.86	0	0	0	78.41
2018	0	13	5	4	8.70	0	0	0	105.96	0	0	0	79.99
2019	0	10	4	3	8.89	0	0	0	108.10	0	0	0	81.60
2020	1	18	7	5	8.51	0	0	0	110.26	0	0	0	83.24
2021	0	61	22	14	8.37	0	0	0	0.00	0	0	0	0.00
Sub.			369	268	7.17		1	1	92.95		1	1	71.50
Rem.			64	48	8.85		0	0	0.00		0	0	0.00
Tot.			**433**	**317**	**7.42**		**1**	**1**	**92.95**		**1**	**1**	**71.50**

	Propane Production				Total NGL Production				Total Oil Equiv. Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2011	2	1	0	54.45	4	1	1	66.30	64	23	15	42.66
2012	1	1	0	56.44	3	1	1	68.69	45	16	12	43.78
2013	1	0	0	58.42	2	1	0	71.15	30	11	9	44.63
2014	1	0	0	60.42	1	1	0	72.72	11	4	3	46.53
2015	1	0	0	61.64	1	0	0	74.19	7	2	2	48.58
2016	0	0	0	62.88	1	0	0	75.69	5	2	1	50.20
2017	0	0	0	64.15	1	0	0	77.22	4	1	1	53.21
2018	0	0	0	65.45	0	0	0	78.78	3	1	1	56.45
2019	0	0	0	66.77	0	0	0	80.37	2	1	1	57.64
2020	0	0	0	68.10	0	0	0	81.98	3	1	1	52.99
2021	0	0	0	0.00	0	0	0	0.00	10	4	2	50.20
Sub.		2	1	58.50		5	3	70.81		66	48	45.08
Rem.		0	0	0.00		0	0	0.00		11	8	53.11
Tot.		**2**	**1**	**58.50**		**5**	**3**	**70.81**		**77**	**56**	**46.19**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total	Net	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest					Royalty After	Revenue After			
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	Process. M$	Royalty M$	Fixed M$	Variable M$	Total M$
2010	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2011	0	905	90	995	0	995	225	113	39	23	276	719	114	140	254
2012	0	641	73	714	0	714	109	80	24	19	146	569	120	134	254
2013	0	428	54	482	0	482	51	52	13	14	76	406	125	94	219
2014	0	146	38	184	0	184	23	23	8	6	32	152	25	23	48
2015	0	87	28	115	0	115	13	14	5	5	17	98	16	15	30
2016	0	67	21	88	0	88	10	11	4	4	12	76	16	11	27
2017	0	53	16	69	0	69	7	8	4	4	8	61	17	8	25
2018	0	43	12	55	0	55	6	7	3	3	6	49	17	6	23
2019	0	33	9	42	0	42	4	5	3	3	4	39	17	5	22
2020	0	56	6	62	0	62	12	7	3	3	13	49	17	9	26
2021	0	187	0	187	0	187	45	22	8	4	55	132	18	31	49
Sub.	0	2,646	348	2,994	0	2,994	504	342	113	89	644	2,350	502	476	977
Rem.	0	568	0	568	0	568	71	68	13	11	114	454	112	93	205
Tot.	**0**	**3,215**	**348**	**3,563**	**0**	**3,563**	**574**	**411**	**126**	**101**	**758**	**2,804**	**614**	**569**	**1,183**
Disc	0	2,067	246	2,313	0	2,313	391	264	83	65	507	1,806	379	370	750

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue M$**	Other Income M$	**Aband. Costs M$**	**Oper. Income M$**	Net Capital Investment: Dev. M$	Plant M$	Tang. M$	Total M$	Before Tax Cash Flow: Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	0	0	0	0	62	0	7	69	-69	-69	-66
2011	0	0	0	465	0	0	465	0	173	0	173	292	223	187
2012	0	0	0	314	0	0	314	0	0	0	0	314	537	435
2013	0	0	0	187	0	29	158	0	0	0	0	158	695	548
2014	0	0	0	104	0	11	93	0	0	0	0	93	788	609
2015	0	0	0	68	0	0	68	0	0	0	0	68	856	649
2016	0	0	0	49	0	0	49	0	0	0	0	49	905	675
2017	0	0	0	36	0	0	36	0	0	0	0	36	941	693
2018	0	0	0	26	0	0	26	0	0	0	0	26	967	704
2019	0	0	0	16	0	0	16	0	0	0	0	16	983	711
2020	0	0	0	23	0	0	23	37	0	0	37	-13	970	706
2021	0	0	0	84	0	0	84	0	0	0	0	84	1,054	734
Sub.	0	0	0	1,373	0	40	1,333	99	173	7	279	1,054	1,054	734
Rem.	0	0	0	249	0	17	232	0	0	0	0	232	1,286	796
Tot.	**0**	**0**	**0**	**1,622**	**0**	**57**	**1,565**	**99**	**173**	7	**279**	**1,286**	**1,286**	**796**
Disc	0	0	0	1,056	0	31	1,025	73	150	7	230	796	796	796

SUMMARY OF RESERVES

Product	Units	Remaining Reserves at Jan 01, 2010: Working Interest	Roy/NPI Interest	Total Company	Net	Oil Equivalents: Oil Eq. Factor	Company Mboe	% of Total	Reserve Life Indic. (yr): Reserve Life	Life Index	Half Life
Residue Gas	MMcf	433	0	433	317	6.000	72	94	18.0	999.0	2.9
Gas Heat Content	BBtu	448	0	448	329	0.000	0	0	18.0	999.0	2.9
Condensate	Mbbl	1	0	1	1	1.000	1	2	11.0	999.0	2.9
Butane	Mbbl	1	0	1	1	1.000	1	2	11.0	999.0	3.1
Propane	Mbbl	2	0	2	1	1.000	2	3	11.0	999.0	3.1
Total: NGL	Mbbl	5	0	5	3	1.000	5	6	11.0	999.0	3.0
Total: Oil Eq.	Mboe	77	0	77	56	1.000	77	100	18.0	999.0	2.9

PRODUCT REVENUE AND EXPENSES

Product	Units	Average First Year Unit Values: Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Net Revenue After Royalties: Undisc M$	% of Total	10% Disc M$	% of Total
Residue Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,576	92	1,644	91
Condensate	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	72	3	52	3
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	61	2	43	2
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	95	3	67	4
Total: NGL	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	228	8	162	9
Total: Oil Eq.	$/boe	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,804	100	1,806	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)

	Initial	Average
Crown Royalty	0.0000	16.1259
Non-crown Royalty	0.0000	11.5256
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax

Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	1,622	1,565	279	1,286	16.67
5.0	1,278	1,238	250	987	12.80
8.0	1,135	1,100	237	863	11.19
10.0	1,056	1,025	230	796	10.32
12.0	989	960	223	737	9.56
15.0	902	877	213	664	8.60
20.0	788	767	200	567	7.35

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:17:52

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Undeveloped**
Description:	**Properties**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

		Light/Medium Oil Production				Solution Gas Production				Condensate Production			
Year	Company Oil Wells	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1	42	15	12	77.06	0	0	0	0.00	0	0	0	0.00
2011	1	35	13	11	80.22	18	6	6	7.08	0	0	0	79.15
2012	1	15	6	5	83.38	13	5	4	7.20	0	0	0	82.37
2013	1	9	3	3	86.54	11	4	4	7.26	0	0	0	85.59
2014	1	6	2	2	89.70	12	4	4	7.38	0	0	0	88.82
2015	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2016	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2017	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2018	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2019	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2020	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2021	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
Sub.			39	33	80.42		19	18	7.21		0	0	83.38
Rem.			0	0	0.00		0	0	0.00		0	0	0.00
Tot.			**39**	**33**	**80.42**		**19**	**18**	**7.21**		**0**	**0**	**83.38**

	Total Oil + NGL Production				Total Oil Equiv. Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	42	15	12	77.06	42	15	12	77.06
2011	35	13	11	80.22	38	14	12	77.27
2012	15	6	5	83.38	17	6	6	78.57
2013	9	3	3	86.54	11	4	4	78.87
2014	6	2	2	89.70	7	3	3	77.98
2015	0	0	0	0.00	0	0	0	0.00
2016	0	0	0	0.00	0	0	0	0.00
2017	0	0	0	0.00	0	0	0	0.00
2018	0	0	0	0.00	0	0	0	0.00
2019	0	0	0	0.00	0	0	0	0.00
2020	0	0	0	0.00	0	0	0	0.00
2021	0	0	0	0.00	0	0	0	0.00
Sub.		39	33	80.43		42	36	77.58
Rem.		0	0	0.00		0	0	0.00
Tot.		**39**	**33**	**80.43**		**42**	**36**	**77.58**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	1,192	0	0	1,192	0	1,192	244	0	0	0	244	948	73	95	168
2011	1,021	46	1	1,068	0	1,068	163	0	0	0	163	905	149	87	236
2012	468	33	0	501	0	501	38	0	0	0	38	464	152	46	198
2013	272	30	0	303	0	303	14	0	0	0	14	289	155	30	185
2014	181	31	0	213	0	213	7	0	0	0	7	205	158	23	181
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Sub.	3,135	140	2	3,276	0	3,276	466	0	0	0	466	2,811	686	282	968
Rem.	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tot.	**3,135**	**140**	**2**	**3,276**	**0**	**3,276**	**466**	**0**	**0**	**0**	**466**	**2,811**	**686**	**282**	**968**
Disc	2,703	107	1	2,812	0	2,812	418	0	0	0	418	2,394	532	239	771

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue M$**	Other Income M$	**Aband. Costs M$**	**Oper. Income M$**	Net Capital Investment Dev. M$	Plant M$	Tang. M$	Total M$	Before Tax Cash Flow Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	780	0	0	780	540	281	60	881	-102	-102	-97
2011	0	0	0	669	0	0	669	0	0	0	0	669	567	482
2012	0	0	0	266	0	0	266	0	0	0	0	266	833	692
2013	0	0	0	104	0	0	104	0	0	0	0	104	937	767
2014	0	0	0	24	0	32	-8	0	0	0	0	-8	929	761
2015	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2016	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2017	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2018	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2019	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2020	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2021	0	0	0	0	0	0	0	0	0	0	0	0	929	761
Sub.	0	0	0	1,842	0	32	1,810	540	281	60	881	929	929	761
Rem.	0	0	0	0	0	0	0	0	0	0	0	0	929	761
Tot.	**0**	**0**	**0**	**1,842**	**0**	**32**	**1,810**	**540**	**281**	**60**	**881**	**929**	**929**	**761**
Disc	0	0	0	1,623	0	21	1,602	515	268	57	840	761	761	761

SUMMARY OF RESERVES

Product	Units	Remaining Reserves at Jan 01, 2010 Working Interest	Roy/NPI Interest	Total Company	Net	Oil Equivalents Oil Eq. Factor	Company Mboe	% of Total	Reserve Life Indic. (yr) Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	39	0	39	33	1.000	39	92	5.0	2.5	1.3
Solution Gas	MMcf	19	0	19	18	6.000	3	8	5.0	999.0	2.7
Gas Heat Content	BBtu	22	0	22	20	0.000	0	0	5.0	999.0	2.7
Oil+NGL	Mbbl	39	0	39	33	1.000	39	92	5.0	2.5	1.3
Total: Oil Eq.	Mboe	42	0	42	36	1.000	42	100	5.0	2.7	1.4

PRODUCT REVENUE AND EXPENSES

Product	Units	Average First Year Unit Values Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Net Revenue After Royalties Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,680	95	2,294	96
Solution Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	129	5	99	4
Condensate	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2	0	1	0
Total: Oil+NGL	$/bbl	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,682	95	2,295	96
Total: Oil Eq.	$/boe	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,811	100	2,394	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)

	Initial	Average
Crown Royalty	20.4847	14.2193
Non-crown Royalty	0.0000	0.0000
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax

Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	1,842	1,810	881	929	21.99
5.0	1,725	1,699	860	839	19.86
8.0	1,662	1,639	848	791	18.73
10.0	1,623	1,602	840	761	18.03
12.0	1,586	1,566	833	733	17.36
15.0	1,533	1,516	822	694	16.44
20.0	1,454	1,440	804	636	15.05

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:17:52

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Proved
Property:	Corporate	Development Class:	Total Nonproducing
Description:	Properties	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	1	0	42	15	12	77.06	0	0	0	0.00	0	0	0	0.00
2011	1	1	35	13	11	80.22	18	6	6	7.08	361	132	87	6.87
2012	1	1	15	6	5	83.38	13	5	4	7.20	251	91	68	7.01
2013	1	1	9	3	3	86.54	11	4	4	7.26	165	60	49	7.10
2014	1	1	6	2	2	89.70	12	4	4	7.38	56	21	16	7.09
2015	0	0	0	0	0	0.00	0	0	0	0.00	33	12	10	7.29
2016	0	0	0	0	0	0.00	0	0	0	0.00	24	9	7	7.56
2017	0	0	0	0	0	0.00	0	0	0	0.00	18	7	5	8.11
2018	0	0	0	0	0	0.00	0	0	0	0.00	13	5	4	8.70
2019	0	0	0	0	0	0.00	0	0	0	0.00	10	4	3	8.89
2020	0	1	0	0	0	0.00	0	0	0	0.00	18	7	5	8.51
2021	0	0	0	0	0	0.00	0	0	0	0.00	61	22	14	8.37
Sub.				39	33	80.42		19	18	7.21		369	268	7.17
Rem.				0	0	0.00		0	0	0.00		64	48	8.85
Tot.				**39**	**33**	**80.42**		**19**	**18**	**7.21**		**433**	**317**	**7.42**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2011	379	138	92	6.88	1	0	0	86.18	1	0	0	66.54
2012	263	96	73	7.02	1	0	0	89.50	1	0	0	68.98
2013	176	64	53	7.11	1	0	0	92.65	1	0	0	71.41
2014	68	25	20	7.14	0	0	0	97.46	0	0	0	73.84
2015	33	12	10	7.29	0	0	0	99.79	0	0	0	75.33
2016	24	9	7	7.56	0	0	0	101.81	0	0	0	76.86
2017	18	7	5	8.11	0	0	0	103.86	0	0	0	78.41
2018	13	5	4	8.70	0	0	0	105.96	0	0	0	79.99
2019	10	4	3	8.89	0	0	0	108.10	0	0	0	81.60
2020	18	7	5	8.51	0	0	0	110.26	0	0	0	83.24
2021	61	22	14	8.37	0	0	0	0.00	0	0	0	0.00
Sub.		388	286	7.17		1	1	92.78		1	1	71.50
Rem.		64	48	8.85		0	0	0.00		0	0	0.00
Tot.		**453**	**334**	**7.41**		**1**	**1**	**92.78**		**1**	**1**	**71.50**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	0	0	0	0.00	42	15	12	77.06
2011	2	1	0	54.45	4	1	1	66.37	39	14	12	78.88
2012	1	1	0	56.44	3	1	1	68.76	18	7	6	81.04
2013	1	0	0	58.42	2	1	0	71.25	11	4	3	83.55
2014	1	0	0	60.42	1	1	0	72.88	7	3	2	86.23
2015	1	0	0	61.64	1	0	0	74.19	1	0	0	74.19
2016	0	0	0	62.88	1	0	0	75.69	1	0	0	75.69
2017	0	0	0	64.15	1	0	0	77.22	1	0	0	77.22
2018	0	0	0	65.45	0	0	0	78.78	0	0	0	78.78
2019	0	0	0	66.77	0	0	0	80.37	0	0	0	80.37
2020	0	0	0	68.10	0	0	0	81.98	0	0	0	81.98
2021	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
Sub.		2	1	58.50		5	3	70.87		44	36	79.35
Rem.		0	0	0.00		0	0	0.00		0	0	0.00
Tot.		**2**	**1**	**58.50**		**5**	**3**	**70.87**		**44**	**36**	**79.35**

Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
	Total Oil Equiv. Production			
2010	42	15	12	77.06
2011	102	37	27	55.53
2012	62	23	18	53.57
2013	40	15	12	53.60
2014	18	7	6	59.37
2015	7	2	2	48.58
2016	5	2	1	50.20
2017	4	1	1	53.21
2018	3	1	1	56.45
2019	2	1	1	57.64
2020	3	1	1	52.99
2021	10	4	2	50.20
Sub.		109	84	57.71
Rem.		11	8	53.11
Tot.		**119**	**92**	**57.30**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						**Royalty Burdens Pre-Processing**		**Gas Processing Allowance**		**Total Royalty After Process.**	**Net Revenue After Royalty**	**Operating Expenses**		
	Working Interest				**Royalty Interest**	**Company Interest**									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	1,192	0	0	1,192	0	1,192	244	0	0	0	244	948	73	95	168
2011	1,021	951	91	2,063	0	2,063	388	113	39	23	439	1,624	263	227	490
2012	468	674	74	1,216	0	1,216	147	80	24	19	183	1,032	272	180	452
2013	272	458	54	784	0	784	64	52	13	14	89	695	280	124	404
2014	181	177	38	396	0	396	30	23	8	6	39	357	183	47	229
2015	0	87	28	115	0	115	13	14	5	5	17	98	16	15	30
2016	0	67	21	88	0	88	10	11	4	4	12	76	16	11	27
2017	0	53	16	69	0	69	7	8	4	4	8	61	17	8	25
2018	0	43	12	55	0	55	6	7	3	3	6	49	17	6	23
2019	0	33	9	42	0	42	4	5	3	3	4	39	17	5	22
2020	0	56	6	62	0	62	12	7	3	3	13	49	17	9	26
2021	0	187	0	187	0	187	45	22	8	4	55	132	18	31	49
Sub.	3,135	2,786	350	6,271	0	6,271	970	342	113	89	1,110	5,161	1,188	757	1,946
Rem.	0	568	0	568	0	568	71	68	13	11	114	454	112	93	205
Tot.	**3,135**	**3,355**	**350**	**6,839**	**0**	**6,839**	**1,040**	**411**	**126**	**101**	**1,224**	**5,615**	**1,300**	**850**	**2,151**
Disc	2,703	2,174	248	5,125	0	5,125	809	264	83	65	925	4,200	912	609	1,521

								Net Capital Investment				**Before Tax Cash Flow**		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue** M$	Other Income M$	**Aband. Costs** M$	**Oper. Income** M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	780	0	0	780	602	281	67	950	-171	-171	-163
2011	0	0	0	1,134	0	0	1,134	0	173	0	173	960	790	670
2012	0	0	0	580	0	0	580	0	0	0	0	580	1,370	1,127
2013	0	0	0	291	0	29	262	0	0	0	0	262	1,632	1,315
2014	0	0	0	128	0	43	85	0	0	0	0	85	1,717	1,370
2015	0	0	0	68	0	0	68	0	0	0	0	68	1,785	1,410
2016	0	0	0	49	0	0	49	0	0	0	0	49	1,834	1,437
2017	0	0	0	36	0	0	36	0	0	0	0	36	1,870	1,454
2018	0	0	0	26	0	0	26	0	0	0	0	26	1,896	1,466
2019	0	0	0	16	0	0	16	0	0	0	0	16	1,912	1,472
2020	0	0	0	23	0	0	23	37	0	0	37	-13	1,899	1,467
2021	0	0	0	84	0	0	84	0	0	0	0	84	1,982	1,495
Sub.	0	0	0	3,215	0	73	3,143	639	455	67	1,160	1,982	1,982	1,495
Rem.	0	0	0	249	0	17	232	0	0	0	0	232	2,214	1,557
Tot.	**0**	**0**	**0**	**3,464**	**0**	**89**	**3,375**	**639**	**455**	**67**	**1,160**	**2,214**	**2,214**	**1,557**
Disc	0	0	0	2,679	0	52	2,627	588	418	64	1,070	1,557	1,557	1,557

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	39	0	39	33	1.000	39	33	5.0	2.5	1.3
Solution Gas	MMcf	19	0	19	18	6.000	3	3	5.0	999.0	2.7
Residue Gas	MMcf	433	0	433	317	6.000	72	61	18.0	999.0	2.9
Total: Gas	MMcf	453	0	453	334	6.000	75	63	18.0	999.0	2.9
Gas Heat Content	BBtu	470	0	470	349	0.000	0	0	18.0	999.0	2.9
Condensate	Mbbl	1	0	1	1	1.000	1	1	11.0	999.0	2.9
Butane	Mbbl	1	0	1	1	1.000	1	1	11.0	999.0	3.1
Propane	Mbbl	2	0	2	1	1.000	2	2	11.0	999.0	3.1
Total: NGL	Mbbl	5	0	5	3	1.000	5	4	11.0	999.0	3.0
Total: Oil+NGL	Mbbl	44	0	44	36	1.000	44	37	11.0	2.8	1.5
Total: Oil Eq.	Mboe	119	0	119	92	1.000	119	100	18.0	7.7	2.3

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,680	48	2,294	55
Solution Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	129	2	99	2
Residue Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,576	46	1,644	39
Total: Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,704	48	1,743	41
Condensate	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	74	1	53	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	61	1	43	1
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	95	2	67	2
Total: NGL	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230	4	163	4
Total: Oil+NGL	$/bbl	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,910	52	2,457	59
Total: Oil Eq.	$/boe	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	5,615	100	4,200	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	20.4847	15.2125
Non-crown Royalty	0.0000	6.0039
Mineral Tax	0.0000	0.0000

	Net Present Value Before Income Tax				
				Cash Flow	
Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	M$	$/boe
0.0	3,464	3,375	1,160	2,214	18.55
5.0	3,003	2,936	1,110	1,826	15.30
8.0	2,797	2,739	1,085	1,654	13.86
10.0	2,679	2,627	1,070	1,557	13.04
12.0	2,574	2,526	1,055	1,471	12.32
15.0	2,435	2,393	1,035	1,358	11.38
20.0	2,243	2,208	1,005	1,203	10.08

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:17:52

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Proved
Property:	Corporate	Development Class:	Total
Description:	Properties	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	2	3	161	59	46	77.06	56	20	18	6.16	1,040	379	284	6.27
2011	2	4	111	40	33	80.22	68	25	22	7.08	815	297	221	7.06
2012	2	3	63	23	19	83.38	56	20	19	7.20	403	147	116	7.13
2013	2	2	41	15	13	86.54	53	19	18	7.26	214	78	66	7.17
2014	2	1	29	11	10	89.70	53	20	18	7.38	56	21	16	7.09
2015	0	0	0	0	0	0.00	0	0	0	0.00	33	12	10	7.29
2016	0	0	0	0	0	0.00	0	0	0	0.00	24	9	7	7.56
2017	0	0	0	0	0	0.00	0	0	0	0.00	18	7	5	8.11
2018	0	0	0	0	0	0.00	0	0	0	0.00	13	5	4	8.70
2019	0	0	0	0	0	0.00	0	0	0	0.00	10	4	3	8.89
2020	0	1	0	0	0	0.00	0	0	0	0.00	18	7	5	8.51
2021	0	0	0	0	0	0.00	0	0	0	0.00	61	22	14	8.37
Sub.				148	121	80.77		104	95	7.02		988	751	6.84
Rem.				0	0	0.00		0	0	0.00		64	48	8.85
Tot.				**148**	**121**	**80.77**		**104**	**95**	**7.02**		**1,052**	**800**	**6.97**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,095	400	302	6.27	2	1	0	75.93	0	0	0	0.00
2011	883	322	243	7.06	2	1	0	83.17	1	0	0	66.54
2012	459	167	135	7.14	1	0	0	87.51	1	0	0	68.98
2013	267	97	84	7.19	1	0	0	91.33	1	0	0	71.41
2014	110	40	35	7.23	0	0	0	96.38	0	0	0	73.84
2015	33	12	10	7.29	0	0	0	99.79	0	0	0	75.33
2016	24	9	7	7.56	0	0	0	101.81	0	0	0	76.86
2017	18	7	5	8.11	0	0	0	103.86	0	0	0	78.41
2018	13	5	4	8.70	0	0	0	105.96	0	0	0	79.99
2019	10	4	3	8.89	0	0	0	108.10	0	0	0	81.60
2020	18	7	5	8.51	0	0	0	110.26	0	0	0	83.24
2021	61	22	14	8.37	0	0	0	0.00	0	0	0	0.00
Sub.		1,092	847	6.86		2	1	86.12		1	1	71.50
Rem.		64	48	8.85		0	0	0.00		0	0	0.00
Tot.		**1,156**	**895**	**6.97**		**2**	**1**	**86.12**		**1**	**1**	**71.50**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	2	1	0	75.93	163	59	47	77.05
2011	2	1	0	54.45	5	2	1	68.58	115	42	34	79.76
2012	1	1	0	56.44	3	1	1	70.09	66	24	20	82.72
2013	1	0	0	58.42	2	1	0	72.11	43	16	13	85.79
2014	1	0	0	60.42	1	1	0	73.41	30	11	10	88.90
2015	1	0	0	61.64	1	0	0	74.19	1	0	0	74.19
2016	0	0	0	62.88	1	0	0	75.69	1	0	0	75.69
2017	0	0	0	64.15	1	0	0	77.22	1	0	0	77.22
2018	0	0	0	65.45	0	0	0	78.78	0	0	0	78.78
2019	0	0	0	66.77	0	0	0	80.37	0	0	0	80.37
2020	0	0	0	68.10	0	0	0	81.98	0	0	0	81.98
2021	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
Sub.		2	1	58.50		6	4	72.18		154	125	80.43
Rem.		0	0	0.00		0	0	0.00		0	0	0.00
Tot.		**2**	**1**	**58.50**		**6**	**4**	**72.18**		**154**	**125**	**80.43**

	Total Oil Equiv. Production			
Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	345	126	97	56.20
2011	263	96	74	58.80
2012	142	52	43	61.32
2013	87	32	27	64.11
2014	49	18	16	71.78
2015	7	2	2	48.58
2016	5	2	1	50.20
2017	4	1	1	53.21
2018	3	1	1	56.45
2019	2	1	1	57.64
2020	3	1	1	52.99
2021	10	4	2	50.20
Sub.		336	266	59.14
Rem.		11	8	53.11
Tot.		**346**	**274**	**58.96**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	4,534	2,504	47	7,085	0	7,085	1,337	252	0	81	1,507	5,578	1,115	837	1,953
2011	3,248	2,273	113	5,635	0	5,635	979	217	39	61	1,097	4,538	1,296	624	1,920
2012	1,909	1,195	83	3,187	0	3,187	429	124	24	37	492	2,695	1,056	453	1,509
2013	1,289	700	59	2,047	0	2,047	228	52	13	14	253	1,795	938	277	1,215
2014	945	290	40	1,275	0	1,275	125	23	8	6	134	1,141	778	140	918
2015	0	87	28	115	0	115	13	14	5	5	17	98	16	15	30
2016	0	67	21	88	0	88	10	11	4	4	12	76	16	11	27
2017	0	53	16	69	0	69	7	8	4	4	8	61	17	8	25
2018	0	43	12	55	0	55	6	7	3	3	6	49	17	6	23
2019	0	33	9	42	0	42	4	5	3	3	4	39	17	5	22
2020	0	56	6	62	0	62	12	7	3	3	13	49	17	9	26
2021	0	187	0	187	0	187	45	22	8	4	55	132	18	31	49
Sub.	11,925	7,489	434	19,849	0	19,849	3,195	742	113	226	3,598	16,251	5,301	2,416	7,716
Rem.	0	568	0	568	0	568	71	68	13	11	114	454	112	93	205
Tot.	**11,925**	**8,057**	**434**	**20,417**	**0**	**20,417**	**3,266**	**810**	**126**	**237**	**3,712**	**16,705**	**5,413**	**2,509**	**7,922**
Disc	10,182	6,366	323	16,871	0	16,871	2,765	629	83	189	3,122	13,749	4,277	2,047	6,324

								Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	3,625	0	0	3,625	677	281	67	1,025	2,600	2,600	2,479
2011	0	0	0	2,618	0	59	2,559	0	173	0	173	2,386	4,986	4,547
2012	0	0	0	1,186	0	31	1,155	0	0	0	0	1,155	6,140	5,457
2013	0	0	0	580	0	48	532	0	0	0	0	532	6,672	5,838
2014	0	0	0	224	0	76	148	0	0	0	0	148	6,820	5,934
2015	0	0	0	68	0	0	68	0	0	0	0	68	6,888	5,974
2016	0	0	0	49	0	0	49	0	0	0	0	49	6,937	6,000
2017	0	0	0	36	0	0	36	0	0	0	0	36	6,973	6,018
2018	0	0	0	26	0	0	26	0	0	0	0	26	6,998	6,029
2019	0	0	0	16	0	0	16	0	0	0	0	16	7,015	6,036
2020	0	0	0	23	0	0	23	37	0	0	37	-13	7,002	6,031
2021	0	0	0	84	0	0	84	0	0	0	0	84	7,085	6,059
Sub.	0	0	0	8,535	0	214	8,320	714	455	67	1,235	7,085	7,085	6,059
Rem.	0	0	0	249	0	17	232	0	0	0	0	232	7,317	6,121
Tot.	**0**	**0**	**0**	**8,783**	**0**	**231**	**8,552**	**714**	**455**	**67**	**1,235**	**7,317**	**7,317**	**6,121**
Disc	0	0	0	7,425	0	163	7,262	659	418	64	1,141	6,121	6,121	6,121

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	148	0	148	121	1.000	148	43	5.0	2.5	1.4
Solution Gas	MMcf	104	0	104	95	6.000	17	5	5.0	5.1	2.3
Residue Gas	MMcf	1,052	0	1,052	800	6.000	175	51	18.0	2.8	1.5
Total: Gas	MMcf	1,156	0	1,156	895	6.000	193	56	18.0	2.9	1.6
Gas Heat Content	BBtu	1,262	0	1,262	980	0.000	0	0	18.0	2.9	1.6
Condensate	Mbbl	2	0	2	1	1.000	2	1	11.0	3.9	1.9
Butane	Mbbl	1	0	1	1	1.000	1	0	11.0	999.0	3.1
Propane	Mbbl	2	0	2	1	1.000	2	1	11.0	999.0	3.1
Total: NGL	Mbbl	6	0	6	4	1.000	6	2	11.0	9.8	2.6
Total: Oil+NGL	Mbbl	154	0	154	125	1.000	154	44	11.0	2.6	1.4
Total: Oil Eq.	Mboe	346	0	346	274	1.000	346	100	18.0	2.7	1.5

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	16.37	9.85	0.00	50.85	9,811	59	8,332	61
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	3.38	0.00	2.17	669	4	531	4
Residue Gas	$/Mcf	5.75	0.52	6.27	1.37	3.44	0.00	1.47	5,933	36	4,667	34
Total: Gas	$/Mcf	5.75	0.51	6.27	1.33	3.44	0.00	1.50	6,602	40	5,198	38
Condensate	$/bbl	82.43	-6.50	75.93	21.21	0.00	0.00	54.71	136	1	108	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	61	0	43	0
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	95	1	67	0
Total: NGL	$/bbl	82.43	-6.50	75.93	21.21	0.00	0.00	54.71	292	2	219	2
Total: Oil+NGL	$/bbl	83.25	-6.20	77.05	16.42	9.75	0.00	50.89	10,103	60	8,551	62
Total: Oil Eq.	$/boe	57.50	-1.30	56.20	11.95	15.49	0.00	28.76	16,705	100	13,749	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	18.8671	15.9939
Non-crown Royalty	3.5506	3.9674
Mineral Tax	0.0000	0.0000

	Net Present Value Before Income Tax				
Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	8,783	8,552	1,235	7,317	21.13
5.0	8,015	7,824	1,184	6,641	19.18
8.0	7,645	7,472	1,157	6,314	18.23
10.0	7,425	7,262	1,141	6,121	17.67
12.0	7,223	7,069	1,126	5,943	17.16
15.0	6,947	6,806	1,105	5,701	16.46
20.0	6,548	6,424	1,073	5,351	15.45

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:17:52

PROBABLE AND PROVED PLUS PROBABLE RESERVES FORECASTS

TABLE OF CONTENTS

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	Properties	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Summary of Reserves and Values

	Total Probable	Total Proved Plus Probable
MARKETABLE RESERVES		
Light/Medium Oil (Mbbl)		
Total Company Interest	116	264
Working Interest	116	264
Net After Royalty	94	215
Gas (MMcf)		
Total Company Interest	758	1,914
Working Interest	758	1,914
Net After Royalty	584	1,479
Natural Gas Liquids (Mbbl)		
Total Company Interest	8	14
Working Interest	8	14
Net After Royalty	4	8
Oil Equivalent (Mbbl)		
Total Company Interest	250	596
Working Interest	250	596
Net After Royalty	196	470
BEFORE TAX PRESENT VALUE (M$)		
0%	6,986	14,303
5%	6,047	12,688
8%	5,602	11,917
10%	5,341	11,462
12%	5,103	11,046
15%	4,782	10,483
20%	4,324	9,675
FIRST 6 YEARS BEFORE TAX CASH FLOW (M$)		
2010	577	3,177
2011	2,229	4,614
2012	1,722	2,877
2013	998	1,529
2014	630	778
2015	323	390

BOE Factors:				
	HVY OIL 1.0	RES GAS 6.0	PROPANE 1.0	ETHANE 1.0
	COND 1.0	SLN GAS 6.0	BUTANE 1.0	SULPHUR 0.0

Run Date: March 22, 2010 14:17:53

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Probable**
Property:	**Corporate**	Development Class:	**Total**
		Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Company Production, Reserves and Present Value Summary

	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Properties																			
Drake/Woodrush	99	24	0	40	441	116	1	0	190	377	94	0	0	157	12.9	5,755	4,823	4,631	4,452
Manning	0	0	0	0	66	0	0	0	11	42	0	0	0	7	999.0	209	153	142	132
Saddle Hills	0	0	0	0	251	0	7	0	49	165	0	4	0	31	999.0	1,023	626	568	519
Total: Properties	**99**	**24**	**0**	**40**	**758**	**116**	**8**	**0**	**250**	**584**	**94**	**4**	**0**	**196**	**17.0**	**6,986**	**5,602**	**5,341**	**5,103**

BOE Factors:							
HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company:	**Dejour Energy (Alberta) Ltd.**
Property:	**Corporate**

Reserve Class:	**Proved Plus Probable**
Development Class:	**Total**
Pricing:	**GLJ (2010-01)**
Effective Date:	**December 31, 2009**

Company Production, Reserves and Present Value Summary

	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life Index	Before Income Tax Discounted Present Value (M$)			
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	yrs	0%	8%	10%	12%
Properties																			
Drake/Woodrush	1,195	185	2	386	1,263	264	2	0	476	1,043	215	1	0	391	3.4	11,911	10,378	10,055	9,752
Manning	0	0	0	0	159	0	0	0	27	102	0	0	0	17	999.0	467	371	352	334
Saddle Hills	0	0	0	0	492	0	12	0	94	335	0	7	0	62	999.0	1,926	1,167	1,055	960
Total: Properties	**1,195**	**185**	**2**	**386**	**1,914**	**264**	**14**	**0**	**596**	**1,479**	**215**	**8**	**0**	**470**	**4.2**	**14,303**	**11,917**	**11,462**	**11,046**

BOE Factors:							
HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Probable**
Property:	**Corporate**	Development Class:	**Total**
Description:	**Properties**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	0	0	24	9	7	77.06	2	1	1	6.16	97	36	26	6.27
2011	1	1	119	44	34	80.22	43	16	14	7.08	512	187	134	7.06
2012	1	2	65	24	19	83.38	44	16	15	7.20	287	105	73	7.12
2013	1	1	33	12	10	86.54	38	14	13	7.26	241	88	64	7.18
2014	1	1	20	7	6	89.70	30	11	10	7.38	230	84	71	7.30
2015	2	2	35	13	11	91.64	53	19	18	7.49	185	67	59	7.40
2016	1	1	23	8	7	93.61	41	15	14	7.79	60	22	18	7.40
2017	0	0	0	0	0	0.00	0	0	0	0.00	30	11	9	8.11
2018	0	0	0	0	0	0.00	0	0	0	0.00	25	9	7	8.70
2019	0	0	0	0	0	0.00	0	0	0	0.00	20	7	6	8.89
2020	0	0	0	0	0	0.00	0	0	0	0.00	7	2	3	10.62
2021	0	0	0	0	0	0.00	0	0	0	0.00	-41	-15	-8	7.94
Sub.				116	94	84.08		91	85	7.36		603	461	7.18
Rem.				0	0	0.00		0	0	0.00		64	39	9.66
Tot.				**116**	**94**	**84.08**		**91**	**85**	**7.36**		**667**	**500**	**7.42**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	99	36	26	6.26	0	0	0	75.93	0	0	0	0.00
2011	555	203	148	7.06	1	1	0	85.11	1	0	0	66.54
2012	330	121	88	7.13	1	0	0	89.17	1	0	0	68.98
2013	279	102	77	7.19	1	0	0	92.14	1	0	0	71.41
2014	260	95	81	7.31	1	0	0	94.83	1	0	0	73.84
2015	237	87	76	7.42	1	0	0	96.15	0	0	0	75.33
2016	101	37	32	7.56	0	0	0	100.49	0	0	0	76.86
2017	30	11	9	8.11	0	0	0	103.86	0	0	0	78.41
2018	25	9	7	8.70	0	0	0	105.96	0	0	0	79.99
2019	20	7	6	8.89	0	0	0	108.10	0	0	0	81.60
2020	7	2	3	10.62	0	0	0	110.26	0	0	0	83.24
2021	-41	-15	-8	7.94	0	0	0	112.46	0	0	0	84.90
Sub.		695	546	7.21		2	1	92.79		2	1	72.68
Rem.		64	39	9.66		0	0	115.11		0	0	86.89
Tot.		**758**	**584**	**7.41**		**2**	**1**	**93.30**		**2**	**1**	**73.13**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	0	0	0	75.93	24	9	7	77.06
2011	2	1	0	54.45	5	2	1	66.98	124	45	35	79.71
2012	2	1	0	56.43	4	1	1	68.95	68	25	20	82.60
2013	1	0	0	58.42	3	1	1	71.55	35	13	11	85.36
2014	1	0	0	60.42	2	1	0	74.40	22	8	6	88.17
2015	1	0	0	61.64	2	1	0	76.47	36	13	12	90.90
2016	1	0	0	62.88	1	0	0	76.35	24	9	8	92.72
2017	0	0	0	64.15	1	0	0	77.22	1	0	0	77.22
2018	0	0	0	65.45	1	0	0	78.78	1	0	0	78.78
2019	0	0	0	66.77	1	0	0	80.37	1	0	0	80.37
2020	0	0	0	68.10	1	0	0	81.98	1	0	0	81.98
2021	0	0	0	69.46	1	0	0	83.61	1	0	0	83.61
Sub.		3	2	59.46		7	4	72.57		123	98	83.39
Rem.		0	0	71.10		0	0	85.58		0	0	85.58
Tot.		**3**	**2**	**59.83**		**8**	**4**	**72.94**		**123**	**99**	**83.39**

Year	Total Oil Equiv. Production Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	40	15	11	60.82
2011	217	79	60	63.78
2012	123	45	35	64.85
2013	82	30	23	61.34
2014	65	24	20	58.68
2015	76	28	24	66.75
2016	41	15	13	73.31
2017	6	2	2	53.21
2018	5	2	1	56.45
2019	4	1	1	57.64
2020	2	1	1	70.03
2021	-6	-2	-1	44.05
Sub.		239	189	63.94
Rem.		11	7	58.51
Tot.		**250**	**196**	**63.71**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						**Royalty Burdens Pre-Processing**		**Gas Processing Allowance**		**Total Royalty After Process.**	**Net Revenue After Royalty**	**Operating Expenses**		
	Working Interest				**Royalty Interest**	**Company Interest**									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	663	227	4	894	0	894	208	16	0	3	221	673	0	96	96
2011	3,497	1,431	116	5,045	0	5,045	1,121	76	27	13	1,157	3,887	122	513	635
2012	1,969	860	93	2,922	0	2,922	546	88	26	22	587	2,336	253	363	616
2013	1,027	732	73	1,832	0	1,832	273	93	17	27	322	1,510	267	261	529
2014	643	694	59	1,396	0	1,396	181	55	11	13	212	1,183	339	226	564
2015	1,157	643	49	1,848	0	1,848	184	46	7	11	211	1,637	976	255	1,231
2016	785	278	35	1,099	0	1,099	115	25	4	5	130	968	654	120	773
2017	0	90	27	117	0	117	13	14	3	3	21	97	17	14	31
2018	0	79	22	101	0	101	11	12	3	3	17	84	17	12	29
2019	0	66	19	85	0	85	9	10	2	2	14	70	17	10	27
2020	0	25	17	42	0	42	-1	5	1	2	1	41	18	3	21
2021	0	-120	19	-101	0	-101	-35	-12	-4	1	-44	-57	18	-21	-3
Sub.	9,740	5,006	534	15,280	0	15,280	2,623	428	95	105	2,850	12,429	2,697	1,851	4,548
Rem.	0	617	19	635	0	635	161	76	32	16	189	446	100	100	200
Tot.	**9,740**	**5,623**	**552**	**15,915**	**0**	**15,915**	**2,785**	**504**	**127**	**122**	**3,040**	**12,875**	**2,797**	**1,951**	**4,748**
Disc	7,476	3,826	365	11,668	0	11,668	2,121	321	78	77	2,287	9,381	1,699	1,399	3,099

								Net Capital Investment				**Before Tax Cash Flow**		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue** M$	Other Income M$	**Aband. Costs** M$	**Oper. Income** M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	577	0	0	577	0	0	0	0	577	577	550
2011	0	0	0	3,253	0	-28	3,281	620	363	69	1,052	2,229	2,806	2,482
2012	0	0	0	1,720	0	-2	1,722	0	0	0	0	1,722	4,528	3,840
2013	0	0	0	981	0	-17	998	0	0	0	0	998	5,526	4,554
2014	0	0	0	619	0	-11	630	0	0	0	0	630	6,156	4,965
2015	0	0	0	406	0	83	323	0	0	0	0	323	6,479	5,156
2016	0	0	0	195	0	45	150	0	0	0	0	150	6,629	5,236
2017	0	0	0	66	0	0	66	0	0	0	0	66	6,695	5,269
2018	0	0	0	55	0	0	55	0	0	0	0	55	6,750	5,293
2019	0	0	0	43	0	0	43	0	0	0	0	43	6,793	5,311
2020	0	0	0	20	0	0	20	-37	0	0	-37	56	6,849	5,331
2021	0	0	0	-54	0	0	-54	0	0	0	0	-54	6,795	5,313
Sub.	0	0	0	7,881	0	70	7,810	583	363	69	1,015	6,795	6,795	5,313
Rem.	0	0	0	247	0	17	230	39	0	0	39	191	6,986	5,341
Tot.	**0**	**0**	**0**	**8,128**	**0**	**87**	**8,040**	**622**	**363**	**69**	**1,054**	**6,986**	**6,986**	**5,341**
Disc	0	0	0	6,282	0	32	6,250	534	315	60	909	5,341	5,341	5,341

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	116	0	116	94	1.000	116	46	7.0	13.5	2.2
Solution Gas	MMcf	91	0	91	85	6.000	15	6	7.0	128.0	4.0
Residue Gas	MMcf	667	0	667	500	6.000	111	44	22.0	18.7	3.1
Total: Gas	MMcf	758	0	758	584	6.000	126	51	22.0	20.9	3.2
Gas Heat Content	BBtu	821	0	821	637	0.000	0	0	22.0	20.9	3.2
Condensate	Mbbl	2	0	2	1	1.000	2	1	14.0	41.7	3.4
Butane	Mbbl	2	0	2	1	1.000	2	1	14.0	999.0	3.7
Propane	Mbbl	3	0	3	2	1.000	3	1	14.0	999.0	3.7
Total: NGL	Mbbl	8	0	8	4	1.000	8	3	14.0	141.8	3.6
Total: Oil+NGL	Mbbl	123	0	123	99	1.000	123	49	14.0	14.3	2.3
Total: Oil Eq.	Mboe	250	0	250	196	1.000	250	100	22.0	17.0	2.7

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	18.50	6.12	0.00	52.45	7,941	62	6,046	64
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	1.18	0.00	4.37	623	5	429	5
Residue Gas	$/Mcf	5.75	0.51	6.27	1.69	1.20	0.00	3.38	3,954	31	2,667	28
Total: Gas	$/Mcf	5.75	0.51	6.26	1.67	1.19	0.00	3.40	4,577	36	3,096	33
Condensate	$/bbl	82.43	-6.50	75.93	19.98	0.00	0.00	55.94	129	1	88	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	90	1	59	1
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	139	1	91	1
Total: NGL	$/bbl	82.43	-6.50	75.93	19.98	0.00	0.00	55.94	358	3	238	3
Total: Oil+NGL	$/bbl	83.26	-6.20	77.06	18.50	6.08	0.00	52.47	8,299	64	6,284	67
Total: Oil Eq.	$/boe	63.20	-2.39	60.82	15.02	6.53	0.00	39.27	12,875	100	9,381	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	23.2774	17.4963
Non-crown Royalty	1.7439	3.1694
Mineral Tax	0.0000	0.0000

	Net Present Value Before Income Tax				
				Cash Flow	
Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	M$	$/boe
0.0	8,128	8,040	1,054	6,986	27.97
5.0	7,076	7,023	976	6,047	24.21
8.0	6,576	6,537	935	5,602	22.42
10.0	6,282	6,250	909	5,341	21.38
12.0	6,013	5,987	885	5,103	20.43
15.0	5,650	5,632	850	4,782	19.14
20.0	5,132	5,122	798	4,324	17.31

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:17:53

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved Plus Probable**
Property:	**Corporate**	Development Class:	**Total**
Description:	**Properties**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

Year	Company Wells Oil	Company Wells Gas	Light/Medium Oil Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Solution Gas Production Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Residue Gas Production Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	2	3	185	67	53	77.06	58	21	19	6.16	1,137	415	310	6.27
2011	2	5	230	84	67	80.22	110	40	36	7.08	1,327	484	355	7.06
2012	2	4	127	47	39	83.38	100	36	34	7.20	689	252	189	7.13
2013	2	3	73	27	23	86.54	91	33	31	7.26	455	166	130	7.17
2014	2	2	49	18	15	89.70	84	31	28	7.38	286	104	87	7.26
2015	2	2	35	13	11	91.64	53	19	18	7.49	217	79	68	7.39
2016	1	1	23	8	7	93.61	41	15	14	7.79	84	31	25	7.45
2017	0	1	0	0	0	0.00	0	0	0	0.00	48	18	15	8.11
2018	0	1	0	0	0	0.00	0	0	0	0.00	38	14	12	8.70
2019	0	1	0	0	0	0.00	0	0	0	0.00	30	11	9	8.89
2020	0	1	0	0	0	0.00	0	0	0	0.00	25	9	7	9.07
2021	0	1	0	0	0	0.00	0	0	0	0.00	20	7	6	9.25
Sub.				264	215	82.22		196	180	7.18		1,591	1,212	6.97
Rem.				0	0	0.00		0	0	0.00		128	87	9.25
Tot.				**264**	**215**	**82.22**		**196**	**180**	**7.18**		**1,719**	**1,299**	**7.14**

Year	Total Gas Production Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Condensate Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Butane Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,195	436	328	6.27	2	1	0	75.93	0	0	0	0.00
2011	1,438	525	391	7.06	3	1	1	84.04	2	1	0	66.54
2012	789	288	222	7.14	2	1	0	88.31	2	1	0	68.98
2013	546	199	161	7.19	2	1	0	91.76	1	0	0	71.41
2014	370	135	115	7.28	1	0	0	95.40	1	0	0	73.84
2015	270	99	86	7.41	1	0	0	97.20	1	0	0	75.33
2016	125	46	39	7.56	1	0	0	100.95	1	0	0	76.86
2017	48	18	15	8.11	0	0	0	103.86	0	0	0	78.41
2018	38	14	12	8.70	0	0	0	105.96	0	0	0	79.99
2019	30	11	9	8.89	0	0	0	108.10	0	0	0	81.60
2020	25	9	7	9.07	0	0	0	110.26	0	0	0	83.24
2021	20	7	6	9.25	0	0	0	112.46	0	0	0	84.90
Sub.		1,786	1,392	7.00		5	3	89.30		3	2	72.19
Rem.		128	87	9.25		0	0	115.11		0	0	86.89
Tot.		**1,914**	**1,479**	**7.15**		**5**	**3**	**89.59**		**3**	**2**	**72.47**

Year	Propane Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Total NGL Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Total Oil + NGL Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	2	1	0	75.93	187	68	53	77.05
2011	4	1	1	54.45	9	3	2	67.76	240	87	69	79.74
2012	3	1	1	56.43	7	3	1	69.48	134	49	40	82.66
2013	2	1	0	58.42	5	2	1	71.80	78	29	24	85.60
2014	2	1	0	60.42	4	1	1	73.99	52	19	16	88.60
2015	1	0	0	61.64	3	1	1	75.62	37	14	12	90.44
2016	1	0	0	62.88	2	1	0	76.10	25	9	8	92.20
2017	1	0	0	64.15	2	1	0	77.22	2	1	0	77.22
2018	1	0	0	65.45	1	0	0	78.78	1	0	0	78.78
2019	0	0	0	66.77	1	0	0	80.37	1	0	0	80.37
2020	0	0	0	68.10	1	0	0	81.98	1	0	0	81.98
2021	0	0	0	69.46	1	0	0	83.61	1	0	0	83.61
Sub.		6	3	59.07		13	8	72.39		277	223	81.75
Rem.		0	0	71.10		0	0	85.58		0	0	85.58
Tot.		**6**	**3**	**59.29**		**14**	**8**	**72.60**		**277**	**223**	**81.75**

Total Oil Equiv. Production

Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	386	141	108	56.68
2011	479	175	134	61.05
2012	266	97	77	62.96
2013	169	62	51	62.77
2014	114	42	35	64.28
2015	82	30	26	65.31
2016	46	17	14	70.89
2017	10	4	3	53.21
2018	8	3	2	56.45
2019	6	2	2	57.64
2020	5	2	1	58.79
2021	4	1	1	59.96
Sub.		575	455	61.14
Rem.		22	15	55.83
Tot.		**596**	**470**	**60.95**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest Total	Company Interest Total									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	M$	M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	5,196	2,732	51	7,979	0	7,979	1,545	267	0	84	1,728	6,251	1,115	933	2,049
2011	6,745	3,705	230	10,680	0	10,680	2,101	293	66	74	2,254	8,425	1,418	1,137	2,555
2012	3,879	2,055	176	6,110	0	6,110	975	212	50	59	1,079	5,031	1,309	816	2,125
2013	2,316	1,432	131	3,879	0	3,879	500	145	30	41	575	3,304	1,205	538	1,743
2014	1,588	984	99	2,671	0	2,671	306	78	18	20	346	2,325	1,116	365	1,482
2015	1,157	730	77	1,964	0	1,964	196	59	11	16	228	1,736	992	270	1,262
2016	785	345	56	1,187	0	1,187	124	36	8	9	142	1,044	670	131	800
2017	0	143	43	187	0	187	20	22	6	7	29	157	33	22	55
2018	0	121	35	156	0	156	17	19	6	6	24	133	34	18	52
2019	0	99	28	127	0	127	13	15	5	6	18	109	34	15	49
2020	0	81	23	105	0	105	11	13	4	5	14	90	35	12	47
2021	0	67	19	86	0	86	9	10	4	5	11	75	36	10	46
Sub.	21,666	12,495	968	35,129	0	35,129	5,818	1,170	208	331	6,449	28,680	7,998	4,267	12,265
Rem.	0	1,185	19	1,204	0	1,204	232	144	45	28	304	900	212	193	405
Tot.	**21,666**	**13,680**	**987**	**36,332**	**0**	**36,332**	**6,050**	**1,314**	**253**	**359**	**6,752**	**29,580**	**8,210**	**4,459**	**12,669**
Disc	17,658	10,192	689	28,539	0	28,539	4,886	950	162	265	5,409	23,129	5,977	3,446	9,423

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Net Capital Investment Dev. M$	Net Capital Investment Plant M$	Net Capital Investment Tang. M$	Net Capital Investment Total M$	Before Tax Cash Flow Annual M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow 10.0% Dcf M$
2010	0	0	0	4,202	0	0	4,202	677	281	67	1,025	3,177	3,177	3,029
2011	0	0	0	5,870	0	31	5,840	620	537	69	1,225	4,614	7,792	7,029
2012	0	0	0	2,906	0	29	2,877	0	0	0	0	2,877	10,669	9,296
2013	0	0	0	1,561	0	32	1,529	0	0	0	0	1,529	12,198	10,392
2014	0	0	0	843	0	65	778	0	0	0	0	778	12,976	10,898
2015	0	0	0	474	0	83	390	0	0	0	0	390	13,367	11,130
2016	0	0	0	244	0	45	199	0	0	0	0	199	13,565	11,237
2017	0	0	0	102	0	0	102	0	0	0	0	102	13,667	11,286
2018	0	0	0	81	0	0	81	0	0	0	0	81	13,748	11,322
2019	0	0	0	60	0	0	60	0	0	0	0	60	13,808	11,347
2020	0	0	0	43	0	0	43	0	0	0	0	43	13,851	11,362
2021	0	0	0	29	0	0	29	0	0	0	0	29	13,880	11,372
Sub.	0	0	0	16,416	0	285	16,131	1,297	818	136	2,251	13,880	13,880	11,372
Rem.	0	0	0	495	0	33	462	39	0	0	39	423	14,303	11,462
Tot.	**0**	**0**	**0**	**16,911**	**0**	**318**	**16,593**	**1,336**	**818**	**136**	**2,289**	**14,303**	**14,303**	**11,462**
Disc	0	0	0	13,707	0	195	13,512	1,193	733	123	2,050	11,462	11,462	11,462

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	264	0	264	215	1.000	264	44	7.0	3.9	1.8
Solution Gas	MMcf	196	0	196	180	6.000	33	5	7.0	9.3	3.0
Residue Gas	MMcf	1,719	0	1,719	1,299	6.000	286	48	22.0	4.1	1.9
Total: Gas	MMcf	1,914	0	1,914	1,479	6.000	319	54	22.0	4.4	2.0
Gas Heat Content	BBtu	2,083	0	2,083	1,617	0.000	0	0	22.0	4.4	2.0
Condensate	Mbbl	5	0	5	3	1.000	5	1	14.0	6.9	2.5
Butane	Mbbl	3	0	3	2	1.000	3	1	14.0	999.0	3.5
Propane	Mbbl	6	0	6	3	1.000	6	1	14.0	999.0	3.5
Total: NGL	Mbbl	14	0	14	8	1.000	14	2	14.0	20.3	3.1
Total: Oil+NGL	Mbbl	277	0	277	223	1.000	277	46	14.0	4.1	1.8
Total: Oil Eq.	Mboe	596	0	596	470	1.000	596	100	22.0	4.2	1.9

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prodn Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	16.64	9.37	0.00	51.05	17,752	60	14,379	62
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	3.20	0.00	2.35	1,292	4	959	4
Residue Gas	$/Mcf	5.75	0.52	6.27	1.39	3.25	0.00	1.62	9,887	33	7,335	32
Total: Gas	$/Mcf	5.75	0.51	6.27	1.36	3.25	0.00	1.66	11,179	38	8,294	36
Condensate	$/bbl	82.43	-6.50	75.93	21.12	0.00	0.00	54.81	264	1	196	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	151	1	102	0
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	234	1	158	1
Total: NGL	$/bbl	82.43	-6.50	75.93	21.12	0.00	0.00	54.81	650	2	457	2
Total: Oil+NGL	$/bbl	83.25	-6.20	77.05	16.69	9.28	0.00	51.09	18,402	62	14,835	64
Total: Oil Eq.	$/boe	58.10	-1.41	56.68	12.27	14.55	0.00	29.85	29,580	100	23,129	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	19.3612	16.6520
Non-crown Royalty	3.3482	3.6178
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax					
Disc. Rate %	Prodn Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	16,911	16,593	2,289	14,303	23.99
5.0	15,091	14,847	2,159	12,688	21.28
8.0	14,221	14,008	2,092	11,917	19.99
10.0	13,707	13,512	2,050	11,462	19.23
12.0	13,236	13,056	2,011	11,046	18.53
15.0	12,598	12,438	1,955	10,483	17.58
20.0	11,679	11,546	1,871	9,675	16.23

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:17:53

RESERVES DEFINITIONS

Reserves estimates have been prepared by GLJ Petroleum Consultants (GLJ) in accordance with standards contained in the Canadian Oil and Gas Evaluation (COGE) Handbook. The following reserves definitions are set out by the Canadian Securities Administrators in National Instrument 51-101 Standards of Disclosure for Oil and Gas Activities (NI 51-101; in Part 2 of the Glossary to NI 51-101) with reference to the COGE Handbook.

Reserves Categories

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, as of a given date, based on:

- analysis of drilling, geological, geophysical, and engineering data;
- the use of established technology;
- specified economic conditions[1], which are generally accepted as being reasonable, and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates.

Proved Reserves
Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

Probable Reserves
Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

Possible Reserves
Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves.

Other criteria that must also be met for the classification of reserves are provided in [Section 5.5 of the COGE Handbook].

Development and Production Status

Each of the reserves categories (proved, probable, and possible) may be divided into developed and undeveloped categories.

---

[1] For securities reporting, the key economic assumptions will be the prices and costs used in the estimate. The required assumptions may vary by jurisdiction, for example:
(a) ***forecast prices and costs, in Canada under NI 51-101***
(b) ***constant prices and costs****, based on the average of the first day posted prices in each of the 12 months of the reporting issuer's financial year, under* ***US SEC rules*** *(this is optional disclosure under NI 51-101).*

Developed Reserves
Developed reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.

Developed Producing Reserves
Developed producing reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

Developed Non-producing Reserves
Developed non-producing reserves are those reserves that either have not been on production, or have previously been on production, but are shut in, and the date of resumption of production is unknown.

Undeveloped Reserves
Undeveloped reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (for example, when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves category (proved, probable, possible) to which they are assigned.

In multi-well pools, it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator's assessment as to the reserves that will be recovered from specific wells, facilities, and completion intervals in the pool and their respective development and production status.

Levels of Certainty for Reported Reserves

The qualitative certainty levels referred to in the definitions above are applicable to individual reserves entities (which refers to the lowest level at which reserves calculations are performed) and to Reported Reserves (which refers to the highest level sum of individual entity estimates for which reserves estimates are presented). Reported Reserves should target the following levels of certainty under a specific set of economic conditions:

- at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves;
- at least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable reserves;
- at least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable plus possible reserves.

A quantitative measure of the certainty levels pertaining to estimates prepared for the various reserves categories is desirable to provide a clearer understanding of the associated risks and uncertainties. However, the majority of reserves estimates are prepared using deterministic methods that do not provide a mathematically derived quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

Additional clarification of certainty levels associated with *reserves* estimates and the effect of aggregation is provided in Section 5.5.3 [of the *COGE Handbook*].

DOCUMENTED RESERVES CATEGORIES

Production and revenue projections are prepared for each of the following main reserves categories:

Reserves Category
Proved
Proved Plus Probable

Production and Development Status
Developed Producing*
Developed Non-producing
Undeveloped
Total (sum of developed producing, developed non-producing and undeveloped)

* *as producing reserves are inherently developed, GLJ simply refers to "developed producing" reserves as "producing"*

Reserves and revenue projections are available in GLJ's evaluation database for any reserves and development subcategory including those determined by difference (e.g., probable producing).

The following reserves categories are documented in this Corporate Summary volume:

Proved Producing
Proved Developed Non-producing
Proved Undeveloped
Total Proved
Total Probable
Total Proved Plus Probable

Documentation for the following additional reserves categories is provided in the "Expanded Corporate Summary Information", which has been provided to the Company in electronic format only.

Proved
- Developed Producing
- Developed Non-producing
- Undeveloped
- Total

Probable
- Developed Producing
- Developed Non-producing
- Undeveloped
- Total

Proved Plus Probable
Developed Producing
Developed Non-producing
Undeveloped
Total

Individual property evaluation reports contain detailed documentation of reserves estimation methodology and evaluation procedures.

When evaluating reserves, GLJ evaluators generally first identify the producing situation and assign proved, proved plus probable and proved plus probable plus possible reserves in recognition of the existing level of development and the existing depletion strategy. Incremental non-producing (developed non-producing or undeveloped) reserves are subsequently assigned recognizing future development opportunities and enhancements to the depletion mechanism. It should be recognized that future developments may result in accelerated recovery of producing reserves.

EVALUATION PROCEDURE

TABLE OF CONTENTS

EVALUATION PROCEDURE

The following outlines the methodology employed by GLJ Petroleum Consultants (GLJ) in conducting the evaluation of the Company's oil and gas properties. GLJ evaluation procedures are in compliance with standards contained in the Canadian Oil and Gas Evaluation (COGE) Handbook.

INTEREST DESCRIPTIONS

The Company provided GLJ with current land interest information. The Company provided a representation letter confirming accuracy of land information. Certain cross-checks of land and accounting information were undertaken by GLJ as recommended in the COGE Handbook. In this process, nothing came to GLJ's attention that indicated that information provided by the Company was incomplete or unreliable.

In GLJ's reports, "Company Interest" reserves and values refer to the sum of royalty interest* and working interest reserves before deduction of royalty burdens payable. "Working Interest" reserves equate to those reserves that are referred to as "Company Gross" reserves by the Canadian Securities Administrators (CSA) in NI 51-101.

In the Securities Reporting section, working interest (or Company Gross) volumes are presented in tables to correspond to NI 51-101 disclosure requirements.

**Royalty interest reserves include royalty volumes derived only from other working interest owners.*

WELL DATA

Pertinent interest and offset well data such as drill stem tests, workovers, pressure surveys, production tests, etc., were provided by the Company or were obtained from other operators, public records or GLJ nonconfidential files.

ACCOUNTING SUMMARY

The Company provided GLJ with available accounting data on a property basis and for the corporate total for the period January 1, 2009, to December 31, 2009. In some circumstances this information was also provided on a cost centre basis to address major reserves entities that are a subset of a Company property.

PRODUCTION FORECASTS

In establishing all production forecasts, consideration was given to existing gas contracts and the possibility of contract revisions, to the operator's plans for development drilling and to reserves and well capability. Generally, development drilling in an area was not considered unless there was some indication from the operator that drilling could be expected.

The on-stream date for currently shut-in reserves was estimated with consideration given to the following:

- proximity to existing facilities
- plans of the operator
- economics

OTHER INCOME

There is no "Other Income" scheduled in the economic forecasts.

ECONOMIC PARAMETERS

Pertinent economic parameters are listed as follows:

a) The effective date is December 31, 2009.

b) Operating and capital costs were estimated in 2010 dollars and then escalated as summarized in the Product Price and Market Forecasts section of this report.

c) Economic forecasts were prepared for each property on a before income tax basis. Detailed discounting of future cash flow was performed using a discount factor of 10.0 percent with all values discounted annually to December 31, 2009, on a mid-calendar-year basis.

d) Alberta crown royalties have been determined in accordance with the Alberta New Royalty Framework (NRF) which passed provincial legislation in December 2008. The impact of the optional Transitional Royalty Rates (TRR – announced by the Alberta Government on November 19, 2008) was considered in forecasts of future drilling in Alberta. The Company was assumed to opt for TRR on new wells where justified by a comparison of economics under TRR and the NRF.

e) Royalty holidays applicable to existing wells or forecast drilling are included in individual well economics. These credits are itemized within the property reports.

f) There were no drilling credits included in the evaluation.

g) Gas processing allowances relating to remaining undepreciated capital bases, were included in individual property economic evaluations. Alberta gas cost allowance calculations have incorporated changes associated with the Alberta NRF.

h) Mineral taxes on freehold interests were included.

i) Field level overhead charges have been included; recovery of overhead expenses has not been included.

j) The Company's office G&A costs have not been included.

k) Well abandonment costs for all wells with reserves have been included at the property level. Additional abandonment costs associated with non-reserves wells, lease reclamation costs and facility abandonment and reclamation expenses have not been included in this analysis.

BOE EQUIVALENT

In this report, quantities of hydrocarbons have been converted to barrels of oil equivalent (BOE) using factors of 6 MCF/BOE for gas, 1 BBL/BOE for all liquids, and 0 BOE for sulphur. Users of oil equivalent values are cautioned that while BOE based metrics are useful for comparative purposes, they may be misleading when used in isolation.

CONSTANT PRICE ANALYSIS

In the constant price analysis, individual property economic forecasts were rerun using zero inflation and with prices that reflect the average of the first day posted prices in each of the 12 months of the Company's fiscal year. Additional clarification and results are presented in the Constant Price Analysis section of this report.

LIST OF ABBREVIATIONS

AOF	absolute open flow
BBL	barrels
BCF	billion cubic feet of gas at standard conditions
BOE	barrel of oil equivalent, in this evaluation determined using 6 MCF/BOE for gas, 1 BBL/BOE for all liquids, and 0 BOE for sulphur
BOPD	barrels of oil per day
BTU	British thermal units
BWPD	barrels of water per day
DSU	drilling spacing unit
GCA	gas cost allowance
GOC	gas-oil contact
GOR	gas-oil ratio
GORR	gross overriding royalty
GWC	gas-water contact
MBBL	thousand barrels
MBOE	thousand BOE
MCF	thousand cubic feet of gas at standard conditions
MCFE	thousand cubic feet of gas equivalent
MLT	thousand long tons
M$	thousand Canadian dollars
MM$	million Canadian dollars
MMBBL	million barrels
MMBOE	million BOE
MMBTU	million British thermal units
MMCF	million cubic feet of gas at standard conditions
MRL	maximum rate limitation
MSTB	thousand stock tank barrels
MMSTB	million stock tank barrels
NGL	natural gas liquids (ethane, propane, butane and condensate)
NPI	net profits interest
OGIP	original gas-in-place
OOIP	original oil-in-place
ORRI	overriding royalty interest
OWC	oil-water contact
P&NG	petroleum and natural gas
psia	pounds per square inch absolute
psig	pounds per square inch gauge
PVT	pressure-volume-temperature
RLI	reserves life index, calculated by dividing reserves by the forecast of first year production
SCF	standard cubic feet
STB	stock tank barrel
WI	working interest
WTI	West Texas Intermediate

PRODUCT PRICE AND MARKET FORECASTS
January 1, 2010

GLJ Petroleum Consultants has prepared its January 1, 2010 price and market forecasts as summarized in the attached Tables 1 and 2 after a comprehensive review of information. Information sources include numerous government agencies, industry publications, Canadian oil refiners and natural gas marketers. The forecasts presented herein are based on an informed interpretation of currently available data. While these forecasts are considered reasonable at this time, users of these forecasts should understand the inherent high uncertainty in forecasting any commodity or market. These forecasts will be revised periodically as market, economic and political conditions change. These future revisions may be significant.

Table 1
GLJ Petroleum Consultants
Crude Oil and Natural Gas Liquids
Price Forecast
Effective January 1, 2010

Year	Inflation %	Bank of Canada Average Noon Exchange Rate $US/$Cdn	NYMEX WTI Near Month Futures Contract Crude Oil at Cushing Oklahoma Constant 2010 $ $US/bbl	NYMEX WTI Near Month Futures Contract Crude Oil at Cushing Oklahoma Then Current $US/bbl	ICE BRENT Near Month Futures Contract Crude Oil FOB North Sea Then Current $US/bbl	Light, Sweet Crude Oil (40 API, 0.3%S) at Edmonton Then Current $Cdn/bbl	Bow River Crude Oil Stream Quality at Hardisty Then Current $Cdn/bbl	Lloyd Blend Crude Oil Stream Quality at Hardisty Then Current $Cdn/bbl	WCS Stream Quality at Hardisty Then Current $Cdn/bbl	Heavy Crude Oil Proxy (12 API) at Hardisty Then Current $Cdn/bbl	Light Crude Oil (35 API, 1.2%S) at Cromer Then Current $Cdn/bbl	Medium Crude Oil (29 API, 2.0%S) at Cromer Then Current $Cdn/bbl	Alberta Natural Gas Liquids (Then Current Dollars) Spec Ethane $Cdn/bbl	Edmonton Propane $Cdn/bbl	Edmonton Butane $Cdn/bbl	Edmonton Pentanes Plus $Cdn/bbl
1996	1.6	0.733	28.71	21.98	20.31	29.38	25.12	21.55	N/A	20.06	28.41	26.08	N/A	23.13	17.83	30.05
1997	1.6	0.722	26.52	20.62	19.32	27.85	21.18	20.55	N/A	14.41	26.52	23.72	N/A	19.41	19.76	30.81
1998	1.0	0.675	18.28	14.44	13.34	20.36	14.63	15.38	N/A	9.45	19.31	16.96	N/A	11.74	12.69	21.87
1999	1.7	0.673	24.14	19.25	17.99	27.63	23.78	22.14	N/A	19.49	26.97	25.37	N/A	15.86	18.65	27.64
2000	2.7	0.673	37.26	30.23	28.41	44.57	35.28	32.81	N/A	27.49	43.28	39.92	N/A	32.15	35.59	46.31
2001	2.5	0.646	31.23	26.00	24.87	39.44	27.69	23.47	N/A	16.77	35.22	31.58	N/A	31.92	31.25	42.48
2002	2.3	0.637	30.51	26.08	25.02	40.33	31.83	30.80	N/A	26.57	37.43	35.48	N/A	21.39	27.08	40.73
2003	2.8	0.716	35.56	31.07	28.47	43.66	32.11	31.18	N/A	26.26	40.09	37.55	N/A	32.14	34.36	44.23
2004	1.8	0.770	46.08	41.38	38.02	52.96	37.43	36.31	N/A	29.11	49.14	45.84	N/A	34.70	39.97	53.94
2005	2.2	0.826	61.87	56.58	55.14	69.02	44.73	43.03	43.74	34.07	62.18	56.77	N/A	43.04	51.80	69.57
2006	2.0	0.882	70.84	66.22	66.16	73.21	51.82	50.36	50.66	41.84	66.38	62.26	N/A	43.85	60.17	75.41
2007	2.2	0.935	75.88	72.39	72.71	77.06	53.64	52.03	52.38	43.42	71.13	65.71	N/A	49.56	61.78	77.38
2008	2.4	0.943	102.35	99.64	98.30	102.89	84.31	82.60	82.95	74.94	96.08	93.10	N/A	58.38	75.33	104.78
2009 (e)	0.3	0.880	61.66	61.56	62.48	66.43	60.06	58.28	58.55	54.36	63.93	63.19	N/A	37.58	47.31	67.89
2010 Q1	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	18.88	52.46	64.11	84.93
2010 Q2	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	19.25	52.46	64.11	84.93
2010 Q3	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	19.25	52.46	64.11	84.93
2010 Q4	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	22.70	52.46	64.11	84.93
2010 Full Year	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	20.02	52.46	64.11	84.93
2011	2.0	0.950	81.37	83.00	81.50	86.42	72.59	71.30	71.70	65.24	80.37	78.64	22.88	54.45	66.54	88.15
2012	2.0	0.950	82.66	86.00	84.50	89.58	73.45	72.11	72.51	65.33	83.31	80.62	23.24	56.43	68.98	91.37
2013	2.0	0.950	83.87	89.00	87.50	92.74	74.19	72.80	73.20	65.26	86.25	82.54	23.43	58.42	71.41	94.59
2014	2.0	0.950	85.00	92.00	90.50	95.90	76.72	75.28	75.68	67.52	89.19	85.35	23.79	60.42	73.84	97.82
2015	2.0	0.950	85.00	93.84	92.34	97.84	78.27	76.80	77.20	68.90	90.99	87.07	24.15	61.64	75.33	99.79
2016	2.0	0.950	85.00	95.72	94.22	99.81	79.85	78.35	78.75	70.32	92.82	88.83	25.06	62.88	76.85	101.81
2017	2.0	0.950	85.00	97.64	96.14	101.83	81.46	79.93	80.33	71.76	94.70	90.63	26.88	64.15	78.41	103.86
2018	2.0	0.950	85.00	99.59	98.09	103.88	83.11	81.55	81.95	73.22	96.61	92.46	28.84	65.45	79.99	105.96
2019	2.0	0.950	85.00	101.58	100.08	105.98	84.78	83.19	83.59	74.72	98.56	94.32	29.46	66.77	81.60	108.10
2020+	2.0	0.950	85.00	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr

Historical futures contract price is an average of the daily settlement price of the near month contract over the calendar month.

Revised 12-31-09

Table 2
GLJ Petroleum Consultants
Natural Gas and Sulphur
Price Forecast
Effective January 1, 2010

	Henry Hub Nymex Near Month Contract		Midwest Price @ Chicago	AECO/NIT Spot	Alberta Plant Gate					Saskatchewan Plant Gate			British Columbia		Sulphur	Alberta Sulphur
					Spot											
Year	Constant 2010 $	Then Current	Then Current	Then Current	Constant 2010 $	Then Current	ARP	Aggregator	Alliance	SaskEnergy	Spot	Sumas Spot	Westcoast Station 2	Spot Plant Gate	FOB Vancouver	at Plant Gate
	$US/mmbtu	$US/mmbtu	$US/mmbtu	$Cdn/mmbtu	$/mmbtu	$/mmbtu	$/mmbtu	$/mmbtu	$/mmbtu	$/mmbtu	$/mmbtu	$US/mmbtu	$/mmbtu	$/mmbtu	$US/LT	$Cdn/LT
1996	3.27	2.51	2.73	1.39	1.64	1.26	1.63	N/A	N/A	1.52	1.28	1.32	1.49	1.47	36.28	6.48
1997	3.18	2.47	2.75	1.85	2.19	1.70	1.97	N/A	N/A	1.85	1.75	1.71	1.90	1.98	34.75	5.12
1998	2.74	2.16	2.20	2.03	2.37	1.87	1.94	N/A	N/A	2.05	2.13	1.60	2.15	2.00	24.59	-6.51
1999	2.90	2.31	2.33	2.92	3.45	2.75	2.48	N/A	N/A	2.82	2.97	2.15	2.93	2.78	33.74	6.93
2000	5.31	4.32	3.96	5.08	6.06	4.93	4.50	4.44	N/A	4.79	5.16	4.15	5.06	4.88	38.14	13.59
2001	4.85	4.03	4.45	6.23	7.31	6.07	5.41	4.97	5.29	5.72	6.20	4.57	6.32	6.29	18.29	-14.67
2002	3.93	3.36	3.25	4.04	4.54	3.88	3.88	3.64	3.66	4.04	4.08	2.68	4.18	3.93	29.38	3.04
2003	6.26	5.47	5.46	6.66	7.43	6.49	6.13	5.87	6.15	6.41	6.68	4.66	6.45	6.32	59.81	39.83
2004	6.88	6.18	6.13	6.88	7.46	6.70	6.31	6.16	6.39	6.48	6.85	5.26	6.56	6.45	62.99	38.61
2005	9.83	9.00	8.24	8.58	9.19	8.42	8.30	8.27	8.29	8.36	8.31	7.13	8.22	8.12	63.50	33.77
2006	7.48	6.99	6.93	7.16	7.45	6.96	6.57	6.36	6.34	6.67	6.97	6.27	6.58	6.45	55.07	19.27
2007	7.46	7.12	6.83	6.65	6.74	6.43	6.20	6.13	5.86	6.18	6.40	6.52	6.40	6.25	81.66	42.03
2008	9.13	8.90	8.91	8.16	8.13	7.92	7.88	8.06	7.84	8.07	8.03	8.33	8.21	8.09	497.39	488.64
2009 (e)	4.18	4.16	4.11	4.20	4.01	3.99	3.99	4.18	3.30	3.67	4.04	3.89	4.16	4.03	57.02	24.52
2010 Q1	5.60	5.60	5.70	5.63	5.43	5.43	5.26	5.20	4.59	5.36	5.55	5.20	5.43	5.23	35.00	-6.16
2010 Q2	5.75	5.75	5.85	5.74	5.53	5.53	5.37	5.30	4.75	5.47	5.66	5.35	5.54	5.34	35.00	-6.16
2010 Q3	5.85	5.85	5.95	5.74	5.53	5.53	5.37	5.30	4.85	5.47	5.66	5.45	5.54	5.34	35.00	-6.16
2010 Q4	6.80	6.80	6.90	6.74	6.52	6.52	6.33	6.25	5.81	6.43	6.66	6.40	6.54	6.33	35.00	-6.16
2010 Full Year	6.00	6.00	6.10	5.96	5.75	5.75	5.58	5.51	5.00	5.68	5.88	5.60	5.76	5.56	35.00	-6.16
2011	6.86	7.00	7.10	6.79	6.45	6.58	6.38	6.30	6.02	6.48	6.71	6.45	6.59	6.38	50.00	9.63
2012	6.82	7.10	7.20	6.89	6.42	6.68	6.48	6.40	6.12	6.58	6.81	6.55	6.69	6.49	60.00	20.16
2013	6.74	7.15	7.25	6.95	6.34	6.73	6.53	6.45	6.17	6.63	6.87	6.60	6.75	6.54	75.00	35.95
2014	6.79	7.35	7.45	7.05	6.32	6.84	6.63	6.55	6.37	6.73	6.97	6.80	6.85	6.64	75.00	35.95
2015	6.79	7.50	7.60	7.16	6.29	6.94	6.73	6.65	6.53	6.83	7.08	6.95	6.96	6.75	76.50	37.53
2016	6.88	7.75	7.85	7.42	6.39	7.20	6.99	6.90	6.78	7.09	7.34	7.20	7.22	7.01	78.03	39.14
2017	7.18	8.25	8.35	7.95	6.72	7.72	7.49	7.41	7.28	7.59	7.87	7.70	7.75	7.53	79.59	40.78
2018	7.50	8.79	8.89	8.52	7.07	8.29	8.04	7.95	7.82	8.14	8.44	8.24	8.32	8.10	81.18	42.45
2019	7.50	8.96	9.06	8.69	7.08	8.47	8.21	8.12	7.99	8.31	8.61	8.41	8.49	8.28	82.08	43.40
2020+	7.50	+2.0%/yr	+2.0%/yr	+2.0%/yr	7.08	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr

Unless otherwise stated, the gas price reference point is the receipt point on the applicable provincial gas transmission system known as the plant gate.
The plant gate price represents the price before raw gas gathering and processing charges are deducted.
AECO-C Spot refers to the one month price averaged for the year.

Revised 12-31-09

CONSTANT PRICE ANALYSIS

TABLE OF CONTENTS

CONSTANT PRICE ANALYSIS

DISCUSSION

This section provides economic forecasts based on current costs and constant prices as follows:

> The average of the first day posted prices in each of the 12 months of the Company's fiscal year (consistent with U.S. SEC rules).

Historical price adjustments relating to factors such as product quality and transportation were applied on an individual property basis in cash flow calculations.

December 31, 2009 12 Month Average Constant Prices

Inflation Rate		0
Exchange Rate (1)	$US/$Cdn	0.8728
Crude Oil (2)		
WTI Crude @ Cushing, Oklahoma	$US/Bbl	61.04
Light Sweet Crude @ Edmonton	$Cdn/Bbl	63.59
Bow River Medium @ Hardisty	$Cdn/Bbl	58.34
Lloyd Blend @ Hardisty	$Cdn/Bbl	56.00
WCS Crude @ Hardisty	$Cdn/Bbl	56.83
Light (35 API) @ Cromer	$Cdn/Bbl	60.71
Medium (29 API) @ Cromer	$Cdn/Bbl	59.56
Natural Gas (3)		
US Gulf Coast Gas @ Henry Hub	$US/mmBTU	3.82
Alberta Spot @ AECO	$Cdn/mmBTU	3.84
NGLs at Edmonton (4)		
Propane	$Cdn/Bbl	36.87
Butane	$Cdn/Bbl	46.87
Pentanes Plus	$Cdn/Bbl	66.67
Other Canadian Reference Prices (4)		
Natural Gas		
Alberta Spot Plantgate	$Cdn/mmBTU	3.65
Alberta Government Reference Plantgate	$Cdn/mmBTU	3.61
Alberta Aggregator Plantgate	$Cdn/mmBTU	3.50
Saskatchewan Spot Plantgate	$Cdn/mmBTU	3.76
B.C. Spot Plantgate	$Cdn/mmBTU	3.59

Notes:

(1) **Exchange Rate**	Bank of Canada noon rate.
(2) **Crude Oil**	
WTI Crude @ Cushing, Oklahoma	Spot price from Platts and Argus.
(3) **Natural Gas**	
US Gulf Coast Gas @ Henry Hub and all other US natural gas posted prices	Platts Gas Daily.
Alberta Spot @ AECO	Settlement price from NGX as published by in the Canadian Natural Gas Reporter. Converted from $/GJ to $/mmBTU.
(4) **Other Canadian Reference Prices**	Determined by GLJ Petroleum Consultants based on historical differentials to the posted Canadian reference prices.

* All reference point prices were determined as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12 month period prior to the effective date of this price forecast.

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	Properties	Pricing:	Constant Dec. 31, 2009 (SEC 12 Month Avg.)
		Effective Date:	December 31, 2009

Summary of Reserves and Values

	Proved Producing	Proved Developed Non-producing	Proved Undeveloped	Total Proved	Total Probable	Total Proved Plus Probable
MARKETABLE RESERVES						
Light/Medium Oil (Mbbl)						
Total Company Interest	88	0	34	122	119	241
Working Interest	88	0	34	122	119	241
Net After Royalty	70	0	28	99	97	196
Gas (MMcf)						
Total Company Interest	577	363	11	951	613	1,564
Working Interest	577	363	11	951	613	1,564
Net After Royalty	456	286	10	753	496	1,248
Natural Gas Liquids (Mbbl)						
Total Company Interest	1	5	0	6	7	13
Working Interest	1	5	0	6	7	13
Net After Royalty	1	3	0	3	4	7
Oil Equivalent (Mbbl)						
Total Company Interest	185	65	36	286	228	515
Working Interest	185	65	36	286	228	515
Net After Royalty	147	50	30	227	184	411
BEFORE TAX PRESENT VALUE (M$)						
0%	1,974	308	162	2,444	3,128	5,572
5%	1,895	236	130	2,262	2,786	5,047
8%	1,852	204	114	2,169	2,615	4,784
10%	1,824	185	103	2,113	2,512	4,625
12%	1,798	169	93	2,060	2,417	4,478
15%	1,760	148	79	1,987	2,287	4,275
20%	1,702	119	59	1,880	2,097	3,977
FIRST 6 YEARS BEFORE TAX CASH FLOW (M$)						
2010	1,415	-69	-344	1,003	426	1,429
2011	441	15	410	867	989	1,856
2012	117	136	96	349	1,027	1,376
2013	0	81	0	81	423	504
2014	0	36	0	36	91	127
2015	0	30	0	30	56	87

BOE Factors:	HVY OIL 1.0	RES GAS 6.0	PROPANE 1.0	ETHANE 1.0
	COND 1.0	SLN GAS 6.0	BUTANE 1.0	SULPHUR 0.0

Run Date: March 22, 2010 15:08:49

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Various**
Property:	**Corporate**	Development Class:	**Classifications**
Description:	**Properties**	Pricing:	**Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
		Effective Date:	**December 31, 2009**

Company Production, Reserves and Present Value Summary

	2010 Company Interest Prod'n				Company Interest Reserves					Net After Royalty Reserves					Reserve Life	Before Income Tax Discounted Present Value (M$)			
Entity Description	Gas Mcf/d	Oil bbl/d	NGL bbl/d	Oil Eq. boe/d	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Oil Eq. Mboe	Index yrs	0%	8%	10%	12%
Proved Producing																			
Drake/Woodrush	1,095	119	2	303	577	88	1	0	185	456	70	1	0	147	1.7	1,974	1,852	1,824	1,798
Manning	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Saddle Hills	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Total: Proved Producing	**1,095**	**119**	**2**	**303**	**577**	**88**	**1**	**0**	**185**	**456**	**70**	**1**	**0**	**147**	**1.7**	**1,974**	**1,852**	**1,824**	**1,798**
Proved Developed Nonproducing																			
Drake/Woodrush	0	0	0	0	44	0	0	0	7	38	0	0	0	6	999.0	-68	-66	-65	-64
Manning	0	0	0	0	93	0	0	0	15	68	0	0	0	11	999.0	106	91	88	85
Saddle Hills	0	0	0	0	227	0	5	0	42	180	0	3	0	33	999.0	271	178	162	148
Total: Proved Developed Nonproducing	**0**	**0**	**0**	**0**	**363**	**0**	**5**	**0**	**65**	**286**	**0**	**3**	**0**	**50**	**999.0**	**308**	**204**	**185**	**169**
Proved Undeveloped																			
Drake/Woodrush	0	42	0	42	11	34	0	0	36	10	28	0	0	30	2.3	162	114	103	93
Manning	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Saddle Hills	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0	0	0	0	0
Total: Proved Undeveloped	**0**	**42**	**0**	**42**	**11**	**34**	**0**	**0**	**36**	**10**	**28**	**0**	**0**	**30**	**2.3**	**162**	**114**	**103**	**93**
Total Proved																			
Drake/Woodrush	1,095	161	2	345	632	122	1	0	229	505	99	1	0	184	1.8	2,068	1,900	1,863	1,827
Manning	0	0	0	0	93	0	0	0	15	68	0	0	0	11	999.0	106	91	88	85
Saddle Hills	0	0	0	0	227	0	5	0	42	180	0	3	0	33	999.0	271	178	162	148
Total: Total Proved	**1,095**	**161**	**2**	**345**	**951**	**122**	**6**	**0**	**286**	**753**	**99**	**3**	**0**	**227**	**2.3**	**2,444**	**2,169**	**2,113**	**2,060**
Total Probable																			
Drake/Woodrush	99	24	0	40	303	119	0	0	170	262	97	0	0	141	11.6	2,645	2,289	2,213	2,141
Manning	0	0	0	0	66	0	0	0	11	48	0	0	0	8	999.0	96	74	69	65
Saddle Hills	0	0	0	0	243	0	7	0	47	185	0	4	0	35	999.0	386	252	230	211
Total: Total Probable	**99**	**24**	**0**	**40**	**613**	**119**	**7**	**0**	**228**	**496**	**97**	**4**	**0**	**184**	**15.5**	**3,128**	**2,615**	**2,512**	**2,417**
Total Proved Plus Probable																			
Drake/Woodrush	1,195	185	2	386	935	241	1	0	398	767	196	1	0	324	2.8	4,713	4,189	4,075	3,968
Manning	0	0	0	0	159	0	0	0	27	116	0	0	0	19	999.0	202	165	157	150
Saddle Hills	0	0	0	0	470	0	11	0	90	365	0	6	0	67	999.0	657	431	393	360
Total: Total Proved Plus Probable	**1,195**	**185**	**2**	**386**	**1,564**	**241**	**13**	**0**	**515**	**1,248**	**196**	**7**	**0**	**411**	**3.7**	**5,572**	**4,784**	**4,625**	**4,478**

BOE Factors:	HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
	COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Company:	Dejour Energy (Alberta) Ltd.		Reserve Class:	Proved
Property:	Corporate		Development Class:	Producing
Description:	Properties		Pricing:	Constant Dec. 31, 2009 (SEC 12 Month Avg.)
			Effective Date:	December 31, 2009

Economic Forecast

PRODUCTION FORECAST

Year	Company Wells Oil	Company Wells Gas	Light/Medium Oil Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Solution Gas Production Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Residue Gas Production Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	1	3	119	43	34	57.39	56	20	19	3.97	1,040	379	294	4.04
2011	1	2	76	28	22	57.39	50	18	17	3.97	393	143	111	4.04
2012	1	0	47	17	14	57.39	43	16	15	3.97	0	0	0	0.00
Tot.				**88**	**70**	**57.39**		**54**	**51**	**3.97**		**523**	**405**	**4.04**

Year	Total Gas Production Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Condensate Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Total Oil + NGL Production Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,095	400	313	4.03	2	1	0	57.67	120	44	34	57.39
2011	442	161	128	4.03	1	0	0	57.67	77	28	22	57.39
2012	43	16	15	3.97	0	0	0	57.67	47	17	14	57.39
Tot.		**577**	**456**	**4.03**		**1**	**1**	**57.67**		**89**	**71**	**57.39**

Year	Total Oil Equiv. Production Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	303	111	87	37.39
2011	151	55	44	41.13
2012	55	20	17	52.94
Tot.		**185**	**147**	**40.17**

REVENUE AND EXPENSE FORECAST

Year	Revenue Before Burdens: Working Interest Oil M$	Working Interest Gas M$	Working Interest NGL+Sul M$	Working Interest Total M$	Royalty Interest Total M$	Company Interest Total M$	Royalty Burdens Pre-Processing Crown M$	Royalty Burdens Pre-Processing Other M$	Gas Processing Allowance Crown M$	Gas Processing Allowance Other M$	Total Royalty After Process. M$	Net Revenue After Royalty M$	Operating Expenses Fixed M$	Operating Expenses Variable M$	Operating Expenses Total M$
2010	2,489	1,612	35	4,136	0	4,136	734	162	0	65	831	3,305	1,042	743	1,785
2011	1,593	651	16	2,260	0	2,260	362	100	0	40	422	1,838	947	362	1,309
2012	992	63	1	1,056	0	1,056	178	0	0	0	178	878	590	141	730
Tot.	**5,074**	**2,326**	**52**	**7,452**	**0**	**7,452**	**1,274**	**263**	**0**	**105**	**1,431**	**6,020**	**2,578**	**1,245**	**3,824**
Disc	4,536	2,151	48	6,734	0	6,734	1,154	242	0	97	1,299	5,436	2,279	1,133	3,411

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Net Capital Investment Dev. M$	Net Capital Investment Plant M$	Net Capital Investment Tang. M$	Net Capital Investment Total M$	Before Tax Cash Flow Annual M$	Before Tax Cash Flow Cum. M$	Before Tax Cash Flow 10.0% Dcf M$
2010	0	0	0	1,520	0	30	1,490	75	0	0	75	1,415	1,415	1,349
2011	0	0	0	529	0	88	441	0	0	0	0	441	1,857	1,732
2012	0	0	0	147	0	30	117	0	0	0	0	117	1,974	1,824
Tot.	**0**	**0**	**0**	**2,197**	**0**	**148**	**2,049**	**75**	**0**	**0**	**75**	**1,974**	**1,974**	**1,824**
Disc	0	0	0	2,024	0	128	1,896	72	0	0	72	1,824	1,824	1,824

SUMMARY OF RESERVES

Product	Units	Remaining Reserves at Jan 01, 2010: Working Interest	Roy/NPI Interest	Total Company	Net	Oil Equivalents: Oil Eq. Factor	Company Mboe	% of Total	Reserve Life Indic. (yr): Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	88	0	88	70	1.000	88	48	3.0	2.0	1.0
Solution Gas	MMcf	54	0	54	51	6.000	9	5	3.0	2.7	1.4
Residue Gas	MMcf	523	0	523	405	6.000	87	47	2.0	1.4	0.7
Total: Gas	MMcf	577	0	577	456	6.000	96	52	3.0	1.4	0.7
Gas Heat Content	BBtu	650	0	650	514	0.000	0	0	3.0	1.4	0.7
Condensate	Mbbl	1	0	1	1	1.000	1	0	3.0	1.5	0.7
Total: Oil+NGL	Mbbl	89	0	89	71	1.000	89	48	3.0	2.0	1.0
Total: Oil Eq.	Mboe	185	0	185	147	1.000	185	100	3.0	1.7	0.8

PRODUCT REVENUE AND EXPENSES

Product	Units	Average First Year Unit Values: Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Net Revenue After Royalties: Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	63.59	-6.20	57.39	12.35	9.48	0.00	35.56	4,042	67	3,608	66
Solution Gas	$/Mcf	3.65	0.32	3.97	0.30	3.38	0.00	0.28	202	3	177	3
Residue Gas	$/Mcf	3.65	0.39	4.04	0.74	3.44	0.00	-0.14	1,739	29	1,615	30
Total: Gas	$/Mcf	3.65	0.38	4.03	0.72	3.44	0.00	-0.12	1,941	32	1,792	33
Condensate	$/bbl	64.17	-6.50	57.67	15.75	0.00	0.00	41.92	38	1	35	1
Total: Oil+NGL	$/bbl	63.60	-6.20	57.39	12.39	9.35	0.00	35.65	4,079	68	3,643	67
Total: Oil Eq.	$/boe	38.48	-1.08	37.39	7.51	16.13	0.00	13.74	6,020	100	5,436	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	17.7385	17.0927
Non-crown Royalty	3.9288	3.5279
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax: Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	2,197	2,049	75	1,974	10.64
5.0	2,106	1,968	73	1,895	10.22
8.0	2,056	1,924	72	1,852	9.98
10.0	2,024	1,896	72	1,824	9.84
12.0	1,994	1,869	71	1,798	9.69
15.0	1,950	1,830	70	1,760	9.49
20.0	1,884	1,771	68	1,702	9.18

Evaluator: Keith, John E.
Run Date: March 22, 2010 15:08:48

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Developed Nonproducing**
Description:	**Properties**	Pricing:	**Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

Year	Residue Gas Production: Company Gas Wells	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Condensate Production: Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Butane Production: Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2011	1	361	132	98	3.82	1	0	0	64.84	1	0	0	46.87
2012	1	162	59	46	3.73	1	0	0	66.67	1	0	0	46.87
2013	1	100	37	30	3.75	0	0	0	66.67	1	0	0	46.87
2014	1	56	21	17	3.79	0	0	0	66.67	0	0	0	46.87
2015	0	33	12	10	3.83	0	0	0	66.67	0	0	0	46.87
2016	0	24	9	7	3.83	0	0	0	66.67	0	0	0	46.87
2017	0	18	7	5	3.83	0	0	0	66.67	0	0	0	46.87
2018	0	13	5	4	3.83	0	0	0	66.67	0	0	0	46.87
2019	0	10	4	3	3.83	0	0	0	66.67	0	0	0	46.87
2020	0	12	4	3	3.47	0	0	0	0.00	0	0	0	0.00
2021	0	61	22	18	3.47	0	0	0	0.00	0	0	0	0.00
Sub.			311	243	3.76		1	1	66.08		1	1	46.87
Rem.			52	43	3.47		0	0	0.00		0	0	0.00
Tot.			**363**	**286**	**3.72**		**1**	**1**	**66.08**		**1**	**1**	**46.87**

Year	Propane Production: Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Total NGL Production: Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Total Oil Equiv. Production: Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2011	2	1	0	36.87	4	1	1	47.12	64	23	17	24.34
2012	1	1	0	36.87	3	1	1	46.49	30	11	8	24.62
2013	1	0	0	36.87	2	1	0	46.49	19	7	5	25.02
2014	1	0	0	36.87	1	1	0	46.49	11	4	3	25.84
2015	1	0	0	36.87	1	0	0	46.49	7	2	2	26.73
2016	0	0	0	36.87	1	0	0	46.49	5	2	1	26.73
2017	0	0	0	36.87	1	0	0	46.49	4	1	1	26.73
2018	0	0	0	36.87	0	0	0	46.49	3	1	1	26.73
2019	0	0	0	36.87	0	0	0	46.49	2	1	1	26.73
2020	0	0	0	0.00	0	0	0	0.00	2	1	1	20.80
2021	0	0	0	0.00	0	0	0	0.00	10	4	3	20.80
Sub.		2	1	36.87		5	3	46.67		57	43	24.61
Rem.		0	0	0.00		0	0	0.00		9	7	20.80
Tot.		**2**	**1**	**36.87**		**5**	**3**	**46.67**		**65**	**50**	**24.10**

REVENUE AND EXPENSE FORECAST

Year	Revenue Before Burdens: Working Interest: Oil M$	Gas M$	NGL+Sul M$	Total M$	Royalty Interest Total M$	Company Interest Total M$	Royalty Burdens Pre-Processing: Crown M$	Other M$	Gas Processing Allowance: Crown M$	Other M$	Total Royalty After Process. M$	Net Revenue After Royalty M$	Operating Expenses: Fixed M$	Variable M$	Total M$
2010	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2011	0	504	64	568	0	568	87	65	25	19	107	461	111	137	248
2012	0	221	47	268	0	268	33	35	14	12	42	226	31	58	90
2013	0	137	33	171	0	171	17	22	8	9	22	149	31	37	68
2014	0	78	24	102	0	102	11	13	6	6	11	91	23	22	45
2015	0	46	18	63	0	63	7	8	5	5	5	58	14	13	28
2016	0	34	13	47	0	47	6	6	4	4	3	44	14	10	24
2017	0	25	10	35	0	35	4	4	4	4	1	34	14	7	22
2018	0	19	7	26	0	26	3	3	3	3	0	26	14	5	20
2019	0	14	5	20	0	20	2	2	2	2	0	20	14	4	18
2020	0	15	0	15	0	15	1	2	0	1	2	13	2	5	7
2021	0	78	0	78	0	78	4	9	2	3	9	69	14	25	39
Sub.	0	1,170	221	1,392	0	1,392	175	168	73	68	202	1,189	285	323	608
Rem.	0	181	0	181	0	181	9	22	3	7	20	161	58	57	115
Tot.	**0**	**1,351**	**221**	**1,572**	**0**	**1,572**	**184**	**190**	77	75	**223**	**1,350**	**343**	**380**	**723**
Disc	0	912	160	1,072	0	1,072	136	129	53	49	163	908	215	251	466

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Net Capital Investment Dev. M$	Plant M$	Tang. M$	Total M$	Before Tax Cash Flow Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	0	0	0	0	62	0	7	69	-69	-69	-66
2011	0	0	0	213	0	28	185	0	170	0	170	15	-54	-52
2012	0	0	0	136	0	0	136	0	0	0	0	136	83	55
2013	0	0	0	81	0	0	81	0	0	0	0	81	163	113
2014	0	0	0	46	0	10	36	0	0	0	0	36	199	136
2015	0	0	0	30	0	0	30	0	0	0	0	30	230	154
2016	0	0	0	20	0	0	20	0	0	0	0	20	250	165
2017	0	0	0	12	0	0	12	0	0	0	0	12	262	171
2018	0	0	0	6	0	0	6	0	0	0	0	6	268	174
2019	0	0	0	1	0	0	1	0	0	0	0	1	269	174
2020	0	0	0	6	0	0	6	30	0	0	30	-24	245	165
2021	0	0	0	30	0	0	30	0	0	0	0	30	275	175
Sub.	0	0	0	581	0	38	544	92	170	7	269	275	275	175
Rem.	0	0	0	46	0	12	34	0	0	0	0	34	308	185
Tot.	**0**	**0**	**0**	**627**	**0**	**50**	**577**	**92**	**170**	7	**269**	**308**	**308**	**185**
Disc	0	0	0	442	0	33	409	70	147	7	224	185	185	185

SUMMARY OF RESERVES

Product	Units	Remaining Reserves at Jan 01, 2010 Working Interest	Roy/NPI Interest	Total Company	Net	Oil Equivalents Oil Eq. Factor	Company Mboe	% of Total	Reserve Life Indic. (yr) Reserve Life	Life Index	Half Life
Residue Gas	MMcf	363	0	363	286	6.000	61	93	16.0	999.0	2.8
Gas Heat Content	BBtu	371	0	371	293	0.000	0	0	16.0	999.0	2.8
Condensate	Mbbl	1	0	1	1	1.000	1	2	10.0	999.0	2.9
Butane	Mbbl	1	0	1	1	1.000	1	2	10.0	999.0	3.1
Propane	Mbbl	2	0	2	1	1.000	2	4	10.0	999.0	3.1
Total: NGL	Mbbl	5	0	5	3	1.000	5	7	10.0	999.0	3.0
Total: Oil Eq.	Mboe	65	0	65	50	1.000	65	100	16.0	999.0	2.9

PRODUCT REVENUE AND EXPENSES

Product	Units	Average First Year Unit Values Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Net Revenue After Royalties Undisc M$	% of Total	10% Disc M$	% of Total
Residue Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,197	89	799	88
Condensate	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	49	4	35	4
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	42	3	30	3
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	62	5	44	5
Total: NGL	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	153	11	110	12
Total: Oil Eq.	$/boe	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,350	100	908	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)

	Initial	Average
Crown Royalty	0.0000	11.6842
Non-crown Royalty	0.0000	12.0909
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax

Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	627	577	269	308	4.72
5.0	519	479	243	236	3.62
8.0	470	435	231	204	3.12
10.0	442	409	224	185	2.84
12.0	418	387	218	169	2.59
15.0	386	357	209	148	2.26
20.0	342	316	197	119	1.82

Evaluator: Keith, John E.
Run Date: March 22, 2010 15:08:48

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Proved
Property:	Corporate	Development Class:	Undeveloped
Description:	Properties	Pricing:	Constant Dec. 31, 2009 (SEC 12 Month Avg.)
		Effective Date:	December 31, 2009

Economic Forecast

PRODUCTION FORECAST

		Light/Medium Oil Production				Solution Gas Production				Condensate Production			
Year	Company Oil Wells	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1	42	15	12	57.39	0	0	0	0.00	0	0	0	0.00
2011	1	35	13	11	57.39	18	6	6	3.97	0	0	0	57.67
2012	1	15	6	5	57.39	13	5	4	3.97	0	0	0	57.67
2013	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2014	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2015	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2016	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2017	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2018	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2019	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2020	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2021	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
Sub.			34	28	57.39		11	10	3.97		0	0	57.67
Rem.			0	0	0.00		0	0	0.00		0	0	0.00
Tot.			**34**	**28**	**57.39**		**11**	**10**	**3.97**		**0**	**0**	**57.67**

	Total Oil + NGL Production				Total Oil Equiv. Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	42	15	12	57.39	42	15	12	57.39
2011	35	13	11	57.39	38	14	12	54.76
2012	15	6	5	57.39	17	6	6	53.37
2013	0	0	0	0.00	0	0	0	0.00
2014	0	0	0	0.00	0	0	0	0.00
2015	0	0	0	0.00	0	0	0	0.00
2016	0	0	0	0.00	0	0	0	0.00
2017	0	0	0	0.00	0	0	0	0.00
2018	0	0	0	0.00	0	0	0	0.00
2019	0	0	0	0.00	0	0	0	0.00
2020	0	0	0	0.00	0	0	0	0.00
2021	0	0	0	0.00	0	0	0	0.00
Sub.		34	28	57.39		36	30	55.65
Rem.		0	0	0.00		0	0	0.00
Tot.		**34**	**28**	**57.39**		**36**	**30**	**55.65**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	888	0	0	888	0	888	182	0	0	0	182	706	73	95	168
2011	731	26	0	757	0	757	115	0	0	0	115	642	146	86	232
2012	322	18	0	341	0	341	25	0	0	0	25	316	146	44	190
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Sub.	1,940	44	1	1,985	0	1,985	322	0	0	0	322	1,663	365	225	590
Rem.	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tot.	**1,940**	**44**	**1**	**1,985**	**0**	**1,985**	**322**	**0**	**0**	**0**	**322**	**1,663**	**365**	**225**	**590**
Disc	1,733	37	1	1,771	0	1,771	293	0	0	0	293	1,478	311	200	511

				Net				Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	538	0	0	538	540	281	60	881	-344	-344	-328
2011	0	0	0	410	0	0	410	0	0	0	0	410	66	28
2012	0	0	0	126	0	30	96	0	0	0	0	96	162	103
2013	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2014	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2015	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2016	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2017	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2018	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2019	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2020	0	0	0	0	0	0	0	0	0	0	0	0	162	103
2021	0	0	0	0	0	0	0	0	0	0	0	0	162	103
Sub.	0	0	0	1,073	0	30	1,043	540	281	60	881	162	162	103
Rem.	0	0	0	0	0	0	0	0	0	0	0	0	162	103
Tot.	**0**	**0**	**0**	**1,073**	**0**	**30**	**1,043**	**540**	**281**	**60**	**881**	**162**	**162**	**103**
Disc	0	0	0	967	0	24	943	515	268	57	840	103	103	103

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	34	0	34	28	1.000	34	95	3.0	2.2	1.1
Solution Gas	MMcf	11	0	11	10	6.000	2	5	3.0	999.0	1.9
Gas Heat Content	BBtu	12	0	12	12	0.000	0	0	3.0	999.0	1.9
Oil+NGL	Mbbl	34	0	34	28	1.000	34	95	3.0	2.2	1.1
Total: Oil Eq.	Mboe	36	0	36	30	1.000	36	100	3.0	2.3	1.2

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	63.59	-6.20	57.39	11.76	10.87	0.00	34.76	1,621	97	1,443	98
Solution Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	42	3	35	2
Condensate	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1	0	1	0
Total: Oil+NGL	$/bbl	63.59	-6.20	57.39	11.76	10.87	0.00	34.76	1,622	97	1,443	98
Total: Oil Eq.	$/boe	63.59	-6.20	57.39	11.76	10.87	0.00	34.76	1,663	100	1,478	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)		
	Initial	Average
Crown Royalty	20.4847	16.2164
Non-crown Royalty	0.0000	0.0000
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax					
Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	1,073	1,043	881	162	4.54
5.0	1,017	990	860	130	3.66
8.0	986	962	848	114	3.18
10.0	967	943	840	103	2.89
12.0	949	926	833	93	2.62
15.0	922	901	822	79	2.23
20.0	882	863	804	59	1.65

Evaluator: Keith, John E.
Run Date: March 22, 2010 15:08:48

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Proved
Property:	Corporate	Development Class:	Total
Description:	Properties	Pricing:	Constant Dec. 31, 2009 (SEC 12 Month Avg.)
		Effective Date:	December 31, 2009

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	2	3	161	59	46	57.39	56	20	19	3.97	1,040	379	294	4.04
2011	2	4	111	40	33	57.39	68	25	23	3.97	754	275	209	3.94
2012	2	1	63	23	19	57.39	56	20	20	3.97	162	59	46	3.73
2013	0	1	0	0	0	0.00	0	0	0	0.00	100	37	30	3.75
2014	0	1	0	0	0	0.00	0	0	0	0.00	56	21	17	3.79
2015	0	0	0	0	0	0.00	0	0	0	0.00	33	12	10	3.83
2016	0	0	0	0	0	0.00	0	0	0	0.00	24	9	7	3.83
2017	0	0	0	0	0	0.00	0	0	0	0.00	18	7	5	3.83
2018	0	0	0	0	0	0.00	0	0	0	0.00	13	5	4	3.83
2019	0	0	0	0	0	0.00	0	0	0	0.00	10	4	3	3.83
2020	0	0	0	0	0	0.00	0	0	0	0.00	12	4	3	3.47
2021	0	0	0	0	0	0.00	0	0	0	0.00	61	22	18	3.47
Sub.				122	99	57.39		65	62	3.97		834	648	3.94
Rem.				0	0	0.00		0	0	0.00		52	43	3.47
Tot.				**122**	**99**	**57.39**		**65**	**62**	**3.97**		**886**	**691**	**3.91**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,095	400	313	4.03	2	1	0	57.67	0	0	0	0.00
2011	821	300	232	3.94	2	1	0	61.79	1	0	0	46.87
2012	218	80	66	3.79	1	0	0	65.84	1	0	0	46.87
2013	100	37	30	3.75	0	0	0	66.67	1	0	0	46.87
2014	56	21	17	3.79	0	0	0	66.67	0	0	0	46.87
2015	33	12	10	3.83	0	0	0	66.67	0	0	0	46.87
2016	24	9	7	3.83	0	0	0	66.67	0	0	0	46.87
2017	18	7	5	3.83	0	0	0	66.67	0	0	0	46.87
2018	13	5	4	3.83	0	0	0	66.67	0	0	0	46.87
2019	10	4	3	3.83	0	0	0	66.67	0	0	0	46.87
2020	12	4	3	3.47	0	0	0	0.00	0	0	0	0.00
2021	61	22	18	3.47	0	0	0	0.00	0	0	0	0.00
Sub.		899	710	3.94		2	1	62.37		1	1	46.87
Rem.		52	43	3.47		0	0	0.00		0	0	0.00
Tot.		**951**	**753**	**3.91**		**2**	**1**	**62.37**		**1**	**1**	**46.87**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	2	1	0	57.67	163	59	47	57.39
2011	2	1	0	36.87	4	2	1	48.91	115	42	34	57.06
2012	1	1	0	36.87	3	1	1	46.75	66	24	20	56.93
2013	1	0	0	36.87	2	1	0	46.49	2	1	0	46.49
2014	1	0	0	36.87	1	1	0	46.49	1	1	0	46.49
2015	1	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2016	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2017	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2018	0	0	0	36.87	0	0	0	46.49	0	0	0	46.49
2019	0	0	0	36.87	0	0	0	46.49	0	0	0	46.49
2020	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2021	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
Sub.		2	1	36.87		6	3	48.45		128	102	56.99
Rem.		0	0	0.00		0	0	0.00		0	0	0.00
Tot.		**2**	**1**	**36.87**		**6**	**3**	**48.45**		**128**	**102**	**56.99**

Total Oil Equiv. Production

Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	345	126	99	39.85
2011	252	92	73	38.93
2012	102	37	31	44.73
2013	19	7	5	25.02
2014	11	4	3	25.84
2015	7	2	2	26.73
2016	5	2	1	26.73
2017	4	1	1	26.73
2018	3	1	1	26.73
2019	2	1	1	26.73
2020	2	1	1	20.80
2021	10	4	3	20.80
Sub.		278	220	38.99
Rem.		9	7	20.80
Tot.		**286**	**227**	**38.44**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						**Royalty Burdens Pre-Processing**		**Gas Processing Allowance**		**Total Royalty After Process.**	**Net Revenue After Royalty**	**Operating Expenses**		
	Working Interest				**Royalty Interest**	**Company Interest**									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	3,376	1,612	35	5,023	0	5,023	915	162	0	65	1,013	4,010	1,115	837	1,953
2011	2,324	1,181	80	3,585	0	3,585	564	165	25	60	644	2,941	1,203	585	1,788
2012	1,314	302	48	1,664	0	1,664	235	35	14	12	245	1,419	767	243	1,010
2013	0	137	33	171	0	171	17	22	8	9	22	149	31	37	68
2014	0	78	24	102	0	102	11	13	6	6	11	91	23	22	45
2015	0	46	18	63	0	63	7	8	5	5	5	58	14	13	28
2016	0	34	13	47	0	47	6	6	4	4	3	44	14	10	24
2017	0	25	10	35	0	35	4	4	4	4	1	34	14	7	22
2018	0	19	7	26	0	26	3	3	3	3	0	26	14	5	20
2019	0	14	5	20	0	20	2	2	2	2	0	20	14	4	18
2020	0	15	0	15	0	15	1	2	0	1	2	13	2	5	7
2021	0	78	0	78	0	78	4	9	2	3	9	69	14	25	39
Sub.	7,014	3,540	274	10,828	0	10,828	1,771	431	73	173	1,956	8,873	3,229	1,793	5,022
Rem.	0	181	0	181	0	181	9	22	3	7	20	161	58	57	115
Tot.	**7,014**	**3,721**	**274**	**11,009**	**0**	**11,009**	**1,779**	**453**	77	**180**	**1,976**	**9,033**	**3,286**	**1,850**	**5,137**
Disc	6,269	3,099	208	9,577	0	9,577	1,582	371	53	145	1,755	7,822	2,805	1,584	4,388

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue** M$	Other Income M$	**Aband. Costs** M$	**Oper. Income** M$	**Net Capital Investment** Dev. M$	Plant M$	Tang. M$	Total M$	**Before Tax Cash Flow** Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	2,058	0	30	2,028	677	281	67	1,025	1,003	1,003	956
2011	0	0	0	1,152	0	115	1,037	0	170	0	170	867	1,869	1,707
2012	0	0	0	409	0	60	349	0	0	0	0	349	2,219	1,982
2013	0	0	0	81	0	0	81	0	0	0	0	81	2,299	2,040
2014	0	0	0	46	0	10	36	0	0	0	0	36	2,335	2,064
2015	0	0	0	30	0	0	30	0	0	0	0	30	2,366	2,082
2016	0	0	0	20	0	0	20	0	0	0	0	20	2,386	2,092
2017	0	0	0	12	0	0	12	0	0	0	0	12	2,398	2,098
2018	0	0	0	6	0	0	6	0	0	0	0	6	2,404	2,101
2019	0	0	0	1	0	0	1	0	0	0	0	1	2,405	2,102
2020	0	0	0	6	0	0	6	30	0	0	30	-24	2,381	2,093
2021	0	0	0	30	0	0	30	0	0	0	0	30	2,411	2,103
Sub.	0	0	0	3,851	0	215	3,636	707	451	67	1,225	2,411	2,411	2,103
Rem.	0	0	0	46	0	12	34	0	0	0	0	34	2,444	2,113
Tot.	**0**	**0**	**0**	**3,897**	**0**	227	**3,669**	707	**451**	**67**	**1,225**	**2,444**	**2,444**	**2,113**
Disc	0	0	0	3,434	0	185	3,249	657	416	64	1,136	2,113	2,113	2,113

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	122	0	122	99	1.000	122	43	3.0	2.1	1.1
Solution Gas	MMcf	65	0	65	62	6.000	11	4	3.0	3.2	1.5
Residue Gas	MMcf	886	0	886	691	6.000	148	52	16.0	2.3	1.2
Total: Gas	MMcf	951	0	951	753	6.000	159	55	16.0	2.4	1.3
Gas Heat Content	BBtu	1,034	0	1,034	819	0.000	0	0	16.0	2.4	1.3
Condensate	Mbbl	2	0	2	1	1.000	2	1	10.0	3.4	1.7
Butane	Mbbl	1	0	1	1	1.000	1	0	10.0	999.0	3.1
Propane	Mbbl	2	0	2	1	1.000	2	1	10.0	999.0	3.1
Total: NGL	Mbbl	6	0	6	3	1.000	6	2	10.0	9.2	2.6
Total: Oil+NGL	Mbbl	128	0	128	102	1.000	128	45	10.0	2.2	1.1
Total: Oil Eq.	Mboe	286	0	286	227	1.000	286	100	16.0	2.3	1.2

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	63.59	-6.20	57.39	12.19	9.85	0.00	35.35	5,663	63	5,051	65
Solution Gas	$/Mcf	3.65	0.32	3.97	0.30	3.38	0.00	0.28	244	3	212	3
Residue Gas	$/Mcf	3.65	0.39	4.04	0.74	3.44	0.00	-0.14	2,936	32	2,414	31
Total: Gas	$/Mcf	3.65	0.38	4.03	0.72	3.44	0.00	-0.12	3,179	35	2,626	34
Condensate	$/bbl	64.17	-6.50	57.67	15.75	0.00	0.00	41.92	87	1	71	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	42	0	30	0
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	62	1	44	1
Total: NGL	$/bbl	64.17	-6.50	57.67	15.75	0.00	0.00	41.92	191	2	145	2
Total: Oil+NGL	$/bbl	63.60	-6.20	57.39	12.23	9.75	0.00	35.42	5,854	65	5,196	66
Total: Oil Eq.	$/boe	41.56	-1.71	39.85	8.03	15.49	0.00	16.32	9,033	100	7,822	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	18.2237	16.1622
Non-crown Royalty	3.2346	4.1148
Mineral Tax	0.0000	0.0000

Net Present Value Before Income Tax					
Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	3,897	3,669	1,225	2,444	8.53
5.0	3,641	3,438	1,177	2,262	7.90
8.0	3,512	3,320	1,151	2,169	7.57
10.0	3,434	3,249	1,136	2,113	7.38
12.0	3,360	3,181	1,121	2,060	7.19
15.0	3,259	3,088	1,101	1,987	6.94
20.0	3,108	2,949	1,070	1,880	6.56

Evaluator: Keith, John E.
Run Date: March 22, 2010 15:08:48

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Probable**
Property:	**Corporate**	Development Class:	**Total**
Description:	**Properties**	Pricing:	**Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	0	0	24	9	7	57.39	2	1	1	3.97	97	36	27	4.03
2011	1	2	119	44	34	57.39	43	16	15	3.97	645	235	185	3.96
2012	1	1	65	24	19	57.39	44	16	16	3.97	149	55	38	3.79
2013	2	0	73	27	23	57.39	91	33	32	3.97	117	43	34	3.76
2014	2	0	45	17	14	57.39	54	20	19	3.97	100	37	30	3.75
2015	0	1	0	0	0	0.00	0	0	0	0.00	82	30	24	3.74
2016	0	1	0	0	0	0.00	0	0	0	0.00	60	22	18	3.75
2017	0	0	0	0	0	0.00	0	0	0	0.00	30	11	9	3.83
2018	0	0	0	0	0	0.00	0	0	0	0.00	25	9	7	3.83
2019	0	0	0	0	0	0.00	0	0	0	0.00	20	7	6	3.83
2020	0	0	0	0	0	0.00	0	0	0	0.00	13	5	4	4.16
2021	0	0	0	0	0	0.00	0	0	0	0.00	-51	-19	-15	3.39
Sub.				119	97	57.39		85	82	3.97		470	368	3.90
Rem.				0	0	0.00		0	0	0.00		57	46	3.47
Tot.				**119**	**97**	**57.39**		**85**	**82**	**3.97**		**527**	**414**	**3.86**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	99	36	28	4.03	0	0	0	57.67	0	0	0	0.00
2011	688	251	200	3.96	2	1	0	63.04	1	0	0	46.87
2012	193	71	53	3.83	1	0	0	66.45	1	0	0	46.87
2013	207	76	66	3.85	1	0	0	65.74	1	0	0	46.87
2014	154	56	49	3.82	1	0	0	65.57	1	0	0	46.87
2015	82	30	24	3.74	0	0	0	66.67	0	0	0	46.87
2016	60	22	18	3.75	0	0	0	66.67	0	0	0	46.87
2017	30	11	9	3.83	0	0	0	66.67	0	0	0	46.87
2018	25	9	7	3.83	0	0	0	66.67	0	0	0	46.87
2019	20	7	6	3.83	0	0	0	66.67	0	0	0	46.87
2020	13	5	4	4.16	0	0	0	66.67	0	0	0	46.87
2021	-51	-19	-15	3.39	0	0	0	66.67	0	0	0	46.87
Sub.		555	450	3.91		2	1	65.01		2	1	46.87
Rem.		57	46	3.47		0	0	0.00		0	0	0.00
Tot.		**613**	**496**	**3.87**		**2**	**1**	**65.01**		**2**	**1**	**46.87**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	0	0	0	57.67	24	9	7	57.39
2011	2	1	0	36.87	5	2	1	48.01	124	45	35	57.02
2012	2	1	0	36.87	3	1	1	46.56	68	25	20	56.84
2013	1	0	0	36.87	3	1	1	46.78	76	28	24	57.02
2014	1	0	0	36.87	2	1	0	46.84	47	17	15	56.94
2015	1	0	0	36.87	2	1	0	46.49	2	1	0	46.49
2016	1	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2017	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2018	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2019	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2020	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2021	0	0	0	36.87	0	0	0	46.49	0	0	0	46.49
Sub.		3	2	36.87		7	4	47.05		126	101	56.81
Rem.		0	0	0.00		0	0	0.00		0	0	0.00
Tot.		**3**	**2**	**36.87**		**7**	**4**	**47.05**		**126**	**101**	**56.81**

Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
	Total Oil Equiv. Production			
2010	40	15	11	43.73
2011	239	87	68	41.07
2012	100	37	29	45.97
2013	110	40	35	46.42
2014	73	27	23	44.97
2015	15	6	4	24.85
2016	11	4	3	25.09
2017	6	2	2	26.73
2018	5	2	1	26.73
2019	4	1	1	26.73
2020	3	1	1	30.68
2021	-8	-3	-2	19.29
Sub.		219	176	42.71
Rem.		10	8	20.80
Tot.		**228**	**184**	**41.79**

REVENUE AND EXPENSE FORECAST

Year	Revenue Before Burdens: Working Interest Oil M$	Gas M$	NGL+Sul M$	Total M$	Royalty Interest Total M$	Company Interest Total M$	Royalty Burdens Pre-Processing Crown M$	Other M$	Gas Processing Allowance Crown M$	Other M$	Total Royalty After Process. M$	Net Revenue After Royalty M$	Operating Expenses Fixed M$	Variable M$	Total M$
2010	493	146	3	643	0	643	144	10	0	4	150	492	0	96	96
2011	2,502	994	86	3,582	0	3,582	730	56	20	17	749	2,833	222	561	783
2012	1,355	270	59	1,684	0	1,684	311	32	17	9	318	1,366	160	239	399
2013	1,536	292	45	1,872	0	1,872	243	26	8	7	253	1,619	856	280	1,136
2014	949	215	34	1,199	0	1,199	148	22	5	7	158	1,041	719	181	900
2015	0	112	26	137	0	137	13	18	5	6	20	117	31	30	61
2016	0	82	20	103	0	103	10	13	4	5	14	88	30	22	52
2017	0	43	16	59	0	59	7	7	3	3	8	51	14	12	27
2018	0	35	13	48	0	48	6	6	3	3	6	42	14	10	24
2019	0	28	11	39	0	39	5	5	3	3	4	35	14	8	23
2020	0	20	13	33	0	33	4	4	4	4	0	32	26	5	32
2021	0	-63	6	-57	0	-57	-2	-7	1	-1	-9	-48	0	-20	-20
Sub.	6,835	2,173	333	9,341	0	9,341	1,619	192	72	67	1,672	7,669	2,088	1,424	3,511
Rem.	0	198	0	198	0	198	15	24	5	8	25	173	36	63	99
Tot.	**6,835**	**2,372**	**333**	**9,540**	**0**	**9,540**	**1,634**	**216**	**77**	**74**	**1,698**	**7,842**	**2,124**	**1,487**	**3,611**
Disc	5,425	1,742	230	7,397	0	7,397	1,311	145	51	48	1,357	6,039	1,468	1,134	2,601

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Net Capital Investment Dev. M$	Plant M$	Tang. M$	Total M$	Before Tax Cash Flow Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	396	0	-30	426	0	0	0	0	426	426	407
2011	0	0	0	2,051	0	30	2,021	608	356	68	1,031	989	1,416	1,264
2012	0	0	0	967	0	-60	1,027	0	0	0	0	1,027	2,443	2,073
2013	0	0	0	483	0	60	423	0	0	0	0	423	2,866	2,376
2014	0	0	0	141	0	50	91	0	0	0	0	91	2,956	2,435
2015	0	0	0	56	0	0	56	0	0	0	0	56	3,013	2,469
2016	0	0	0	36	0	10	26	0	0	0	0	26	3,038	2,483
2017	0	0	0	24	0	0	24	0	0	0	0	24	3,063	2,494
2018	0	0	0	17	0	0	17	0	0	0	0	17	3,080	2,502
2019	0	0	0	13	0	0	13	0	0	0	0	13	3,093	2,507
2020	0	0	0	1	0	12	-11	-30	0	0	-30	19	3,112	2,514
2021	0	0	0	-28	0	0	-28	0	0	0	0	-28	3,084	2,505
Sub.	0	0	0	4,157	0	72	4,085	578	356	68	1,001	3,084	3,084	2,505
Rem.	0	0	0	74	0	0	74	30	0	0	30	44	3,128	2,512
Tot.	**0**	**0**	**0**	**4,231**	**0**	**72**	**4,159**	**608**	**356**	**68**	**1,031**	**3,128**	**3,128**	**2,512**
Disc	0	0	0	3,438	0	35	3,404	524	309	59	891	2,512	2,512	2,512

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	119	0	119	97	1.000	119	52	5.0	13.9	2.3
Solution Gas	MMcf	85	0	85	82	6.000	14	6	5.0	119.1	3.3
Residue Gas	MMcf	527	0	527	414	6.000	88	39	20.0	14.8	2.0
Total: Gas	MMcf	613	0	613	496	6.000	102	45	20.0	16.9	2.3
Gas Heat Content	BBtu	657	0	657	533	0.000	0	0	20.0	16.9	2.3
Condensate	Mbbl	2	0	2	1	1.000	2	1	12.0	36.0	3.0
Butane	Mbbl	2	0	2	1	1.000	2	1	12.0	999.0	3.6
Propane	Mbbl	3	0	3	2	1.000	3	1	12.0	999.0	3.6
Total: NGL	Mbbl	7	0	7	4	1.000	7	3	12.0	132.4	3.4
Total: Oil+NGL	Mbbl	126	0	126	101	1.000	126	55	12.0	14.6	2.4
Total: Oil Eq.	Mboe	228	0	228	184	1.000	228	100	20.0	15.5	2.3

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	63.59	-6.20	57.39	13.77	6.12	0.00	37.50	5,565	71	4,394	73
Solution Gas	$/Mcf	3.65	0.32	3.97	0.30	1.18	0.00	2.49	325	4	242	4
Residue Gas	$/Mcf	3.65	0.38	4.03	0.87	1.20	0.00	1.96	1,727	22	1,249	21
Total: Gas	$/Mcf	3.65	0.38	4.03	0.86	1.19	0.00	1.98	2,053	26	1,491	25
Condensate	$/bbl	64.17	-6.50	57.67	14.36	0.00	0.00	43.31	79	1	56	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	58	1	39	1
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	87	1	59	1
Total: NGL	$/bbl	64.17	-6.50	57.67	14.36	0.00	0.00	43.31	224	3	155	3
Total: Oil+NGL	$/bbl	63.59	-6.20	57.39	13.78	6.08	0.00	37.53	5,789	74	4,549	75
Total: Oil Eq.	$/boe	46.44	-2.71	43.73	10.23	6.53	0.00	26.96	7,842	100	6,039	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	22.4653	17.1284
Non-crown Royalty	1.5666	2.2618
Mineral Tax	0.0000	0.0000

	Net Present Value Before Income Tax				
Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	4,231	4,159	1,031	3,128	13.70
5.0	3,791	3,742	956	2,786	12.20
8.0	3,571	3,531	916	2,615	11.46
10.0	3,438	3,404	891	2,512	11.01
12.0	3,315	3,285	867	2,417	10.59
15.0	3,145	3,121	834	2,287	10.02
20.0	2,896	2,880	783	2,097	9.19

Evaluator: Keith, John E.
Run Date: March 22, 2010 15:08:49

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved Plus Probable**
Property:	**Corporate**	Development Class:	**Total**
Description:	**Properties**	Pricing:	**Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	2	3	185	67	53	57.39	58	21	19	3.97	1,137	415	321	4.03
2011	2	5	230	84	67	57.39	110	40	38	3.97	1,398	510	394	3.95
2012	2	2	127	47	39	57.39	100	36	35	3.97	312	114	84	3.76
2013	2	1	73	27	23	57.39	91	33	32	3.97	217	79	64	3.76
2014	2	1	45	17	14	57.39	54	20	19	3.97	157	57	47	3.76
2015	0	1	0	0	0	0.00	0	0	0	0.00	115	42	34	3.77
2016	0	1	0	0	0	0.00	0	0	0	0.00	84	31	25	3.77
2017	0	1	0	0	0	0.00	0	0	0	0.00	48	18	15	3.83
2018	0	1	0	0	0	0.00	0	0	0	0.00	38	14	12	3.83
2019	0	1	0	0	0	0.00	0	0	0	0.00	30	11	9	3.83
2020	0	1	0	0	0	0.00	0	0	0	0.00	25	9	7	3.83
2021	0	0	0	0	0	0.00	0	0	0	0.00	10	4	3	3.83
Sub.				241	196	57.39		150	144	3.97		1,304	1,016	3.92
Rem.				0	0	0.00		0	0	0.00		109	89	3.47
Tot.				**241**	**196**	**57.39**		**150**	**144**	**3.97**		**1,413**	**1,105**	**3.89**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,195	436	341	4.03	2	1	0	57.67	0	0	0	0.00
2011	1,509	551	432	3.95	3	1	1	62.39	2	1	0	46.87
2012	411	150	119	3.81	2	1	0	66.16	2	1	0	46.87
2013	308	112	96	3.82	1	0	0	66.12	1	0	0	46.87
2014	211	77	66	3.81	1	0	0	66.00	1	0	0	46.87
2015	115	42	34	3.77	1	0	0	66.67	1	0	0	46.87
2016	84	31	25	3.77	0	0	0	66.67	1	0	0	46.87
2017	48	18	15	3.83	0	0	0	66.67	0	0	0	46.87
2018	38	14	12	3.83	0	0	0	66.67	0	0	0	46.87
2019	30	11	9	3.83	0	0	0	66.67	0	0	0	46.87
2020	25	9	7	3.83	0	0	0	66.67	0	0	0	46.87
2021	10	4	3	3.83	0	0	0	66.67	0	0	0	46.87
Sub.		1,454	1,159	3.93		4	2	63.64		3	2	46.87
Rem.		109	89	3.47		0	0	0.00		0	0	0.00
Tot.		**1,564**	**1,248**	**3.90**		**4**	**2**	**63.64**		**3**	**2**	**46.87**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	2	1	0	57.67	187	68	53	57.39
2011	4	1	1	36.87	9	3	2	48.44	240	88	69	57.04
2012	3	1	1	36.87	6	2	1	46.64	134	49	40	56.89
2013	2	1	0	36.87	5	2	1	46.66	78	28	24	56.76
2014	2	1	0	36.87	3	1	1	46.70	49	18	15	56.64
2015	1	0	0	36.87	3	1	1	46.49	3	1	1	46.49
2016	1	0	0	36.87	2	1	0	46.49	2	1	0	46.49
2017	1	0	0	36.87	2	1	0	46.49	2	1	0	46.49
2018	1	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2019	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2020	0	0	0	36.87	1	0	0	46.49	1	0	0	46.49
2021	0	0	0	36.87	0	0	0	46.49	0	0	0	46.49
Sub.		6	3	36.87		13	7	47.67		254	203	56.90
Rem.		0	0	0.00		0	0	0.00		0	0	0.00
Tot.		**6**	**3**	**36.87**		**13**	**7**	**47.67**		**254**	**203**	**56.90**

	Total Oil Equiv. Production			
Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	386	141	110	40.25
2011	491	179	141	39.97
2012	202	74	60	45.35
2013	129	47	40	43.32
2014	84	31	26	42.50
2015	22	8	6	25.42
2016	16	6	5	25.58
2017	10	4	3	26.73
2018	8	3	2	26.73
2019	6	2	2	26.73
2020	5	2	1	26.73
2021	2	1	1	26.73
Sub.		496	396	40.63
Rem.		18	15	20.80
Tot.		**515**	**411**	**39.93**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	3,870	1,758	39	5,666	0	5,666	1,060	173	0	69	1,163	4,503	1,115	933	2,049
2011	4,826	2,175	166	7,167	0	7,167	1,294	221	45	77	1,394	5,774	1,425	1,146	2,571
2012	2,670	572	107	3,348	0	3,348	547	67	30	21	563	2,785	927	482	1,409
2013	1,536	429	78	2,043	0	2,043	259	48	16	16	275	1,768	887	317	1,204
2014	949	293	59	1,301	0	1,301	159	35	12	13	169	1,131	741	203	944
2015	0	158	43	201	0	201	21	25	10	11	26	175	46	43	89
2016	0	116	33	149	0	149	16	19	8	9	17	132	45	32	77
2017	0	68	26	94	0	94	11	11	7	6	9	85	29	19	48
2018	0	53	20	74	0	74	9	9	6	6	6	68	29	15	44
2019	0	43	16	59	0	59	7	7	5	5	4	55	29	12	41
2020	0	34	13	48	0	48	6	6	4	5	2	45	29	10	39
2021	0	15	6	20	0	20	2	2	2	2	0	20	14	4	19
Sub.	13,850	5,713	607	20,170	0	20,170	3,390	623	145	239	3,628	16,541	5,316	3,217	8,533
Rem.	0	379	0	379	0	379	23	46	8	15	46	334	94	120	214
Tot.	**13,850**	**6,093**	**607**	**20,549**	**0**	**20,549**	**3,413**	**669**	**154**	**254**	**3,674**	**16,875**	**5,410**	**3,337**	**8,747**
Disc	11,694	4,841	438	16,973	0	16,973	2,893	517	105	193	3,112	13,861	4,272	2,717	6,990

								Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue** M$	Other Income M$	**Aband. Costs** M$	**Oper. Income** M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	2,454	0	0	2,454	677	281	67	1,025	1,429	1,429	1,362
2011	0	0	0	3,203	0	145	3,057	608	526	68	1,201	1,856	3,285	2,971
2012	0	0	0	1,376	0	0	1,376	0	0	0	0	1,376	4,661	4,056
2013	0	0	0	564	0	60	504	0	0	0	0	504	5,165	4,417
2014	0	0	0	187	0	60	127	0	0	0	0	127	5,292	4,499
2015	0	0	0	87	0	0	87	0	0	0	0	87	5,379	4,551
2016	0	0	0	56	0	10	46	0	0	0	0	46	5,424	4,575
2017	0	0	0	36	0	0	36	0	0	0	0	36	5,460	4,593
2018	0	0	0	24	0	0	24	0	0	0	0	24	5,484	4,603
2019	0	0	0	14	0	0	14	0	0	0	0	14	5,498	4,609
2020	0	0	0	7	0	12	-5	0	0	0	0	-5	5,493	4,607
2021	0	0	0	2	0	0	2	0	0	0	0	2	5,495	4,608
Sub.	0	0	0	8,008	0	287	7,721	1,285	808	134	2,227	5,495	5,495	4,608
Rem.	0	0	0	120	0	12	108	30	0	0	30	78	5,572	4,625
Tot.	**0**	**0**	**0**	**8,128**	**0**	**299**	**7,829**	**1,315**	**808**	**134**	**2,257**	**5,572**	**5,572**	**4,625**
Disc	0	0	0	6,872	0	220	6,652	1,180	724	122	2,027	4,625	4,625	4,625

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	241	0	241	196	1.000	241	47	5.0	3.6	1.6
Solution Gas	MMcf	150	0	150	144	6.000	25	5	5.0	7.2	2.4
Residue Gas	MMcf	1,413	0	1,413	1,105	6.000	236	46	20.0	3.4	1.6
Total: Gas	MMcf	1,564	0	1,564	1,248	6.000	261	51	20.0	3.6	1.6
Gas Heat Content	BBtu	1,691	0	1,691	1,351	0.000	0	0	20.0	3.6	1.6
Condensate	Mbbl	4	0	4	2	1.000	4	1	12.0	6.0	2.1
Butane	Mbbl	3	0	3	2	1.000	3	1	12.0	999.0	3.4
Propane	Mbbl	6	0	6	3	1.000	6	1	12.0	999.0	3.4
Total: NGL	Mbbl	13	0	13	7	1.000	13	2	12.0	19.0	3.0
Total: Oil+NGL	Mbbl	254	0	254	203	1.000	254	49	12.0	3.7	1.7
Total: Oil Eq.	Mboe	515	0	515	411	1.000	515	100	20.0	3.7	1.7

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	63.59	-6.20	57.39	12.39	9.37	0.00	35.62	11,228	67	9,445	68
Solution Gas	$/Mcf	3.65	0.32	3.97	0.30	3.20	0.00	0.47	569	3	454	3
Residue Gas	$/Mcf	3.65	0.39	4.03	0.75	3.25	0.00	0.03	4,663	28	3,663	26
Total: Gas	$/Mcf	3.65	0.38	4.03	0.73	3.25	0.00	0.05	5,232	31	4,117	30
Condensate	$/bbl	64.17	-6.50	57.67	15.63	0.00	0.00	42.04	166	1	127	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	100	1	69	0
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	149	1	103	1
Total: NGL	$/bbl	64.17	-6.50	57.67	15.63	0.00	0.00	42.04	415	2	299	2
Total: Oil+NGL	$/bbl	63.60	-6.20	57.39	12.42	9.28	0.00	35.69	11,643	69	9,745	70
Total: Oil Eq.	$/boe	42.07	-1.82	40.25	8.26	14.55	0.00	17.43	16,875	100	13,861	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average
Crown Royalty	18.7049	16.6108
Non-crown Royalty	3.0454	3.2546
Mineral Tax	0.0000	0.0000

	Net Present Value Before Income Tax				
Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
0.0	8,128	7,829	2,257	5,572	10.83
5.0	7,433	7,180	2,133	5,047	9.81
8.0	7,083	6,852	2,067	4,784	9.30
10.0	6,872	6,652	2,027	4,625	8.99
12.0	6,675	6,466	1,989	4,478	8.70
15.0	6,403	6,209	1,935	4,275	8.31
20.0	6,003	5,830	1,852	3,977	7.73

Evaluator: Keith, John E.
Run Date: March 22, 2010 15:08:49

SECURITIES REPORTING

TABLE OF CONTENTS

SECURITIES REPORTING OUTLINE

PART 1 DATE OF STATEMENT

1.1 Relevant Dates
  1. Effective Date
  2. Data Date
  3. Preparation Date

PART 2 DISCLOSURE OF RESERVES DATA

2.1 Reserves Data (Forecast Prices and Costs)
  1. Breakdown of Proved Reserves
  2. Net Present Value of Future Net Revenue
  3. Additional Information Concerning Future Net Revenue

2.2 Reserves Data (Constant Prices and Costs)
  1. Breakdown of Reserves
  2. Net Present Value of Future Net Revenue
  3. Additional Information Concerning Future Net Revenue

PART 3 PRICING ASSUMPTIONS

3.1 Constant Prices Used in Estimates
3.2 Forecast Prices Used in Estimates

PART 4 RECONCILIATION OF CHANGES IN RESERVES

4.1 Reserves Reconciliation

PART 5 ADDITIONAL INFORMATION RELATING TO RESERVES DATA

5.1 Undeveloped Reserves
5.2 Significant Factors or Uncertainties
5.3 Future Development Costs

PART 6 OTHER OIL AND GAS INFORMATION

6.3 Forward Contracts
6.4 Additional Information Concerning Abandonment and Reclamation Costs
6.5 Tax Horizon
6.8 Production Estimates

SECURITIES REPORTING DISCUSSION

The Canadian Securities Administrators (CSA) have set out disclosure standards for Canadian publicly traded oil and gas companies in National Instrument 51-101 (NI 51-101).

This section presents reserves data following the item numbering and formatting in CSA Form 51-101F1 and the sample tables contained in Appendix 1 to the NI 51-101 Companion Policy (51-101CP).

The Report on Reserves Data, Form 51-101F2, is provided separately.

> ***Note Regarding Nomenclature:***
> Throughout this report, "Company Interest" reserves refers to the sum of royalty interest* and working interest reserves before deduction of royalty burdens payable. "Working Interest" reserves equate to those reserves that are referred to as "Company Gross" reserves by the Canadian Securities Administrators (CSA) in NI 51-101.
>
> In this Securities Reporting section, Company Gross (or working interest) volumes are presented in tables to correspond to NI 51-101 disclosure requirements.
>
> **Royalty interest reserves include royalty volumes derived only from other working interest owners.*

PART 1 DATE OF STATEMENT

Item 1.1 Relevant Dates

1. Effective Date:
   The effective date of the reserves estimates and revenue projections in this report is December 31, 2009.

2. Data Date:
   Estimates of reserves and projections of production were generally prepared using general well information and production data available in the public domain to approximately December 31, 2009. In certain instances, the Company provided production and well information up to December 31, 2009. The Company has provided GLJ with a representation letter confirming that complete and correct information has been provided to GLJ.

3. Preparation Date:

   The preparation date (the latest date of receipt of information relevant to this evaluation) of this report is March 19, 2010.

PART 2 DISCLOSURE OF RESERVES DATA

Item 2.1 Reserves Data (Forecast Prices and Costs)

1. Breakdown of Reserves (Forecast Case)
Refer to Table FP-1

2. Net Present Value of Future Net Revenue (Forecast Case)
Refer to Table FP-1

3. Additional Information Concerning Future Net Revenue (Forecast Case)

(a) and (b) Undiscounted Revenue and Costs
Refer to Table FP-2

(c) Discounted Future Net Revenue by Production Group
Refer to Table FP-3

Item 2.2 Reserves Data (Constant Prices and Costs) ***[OPTIONAL DISCLOSURE]***

Note: Effective January 1, 2008, all information relating to Constant prices and Costs is optional disclosure under NI 51-101.

1. Breakdown of Reserves (Constant Case)
Refer to Table CP-1

2. Net Present Value of Future Net Revenue (Constant Case)
Refer to Table CP-1

3. Additional Information Concerning Future Net Revenue (Constant Case)

(a) and (b) Undiscounted Revenue and Costs
Refer to Table CP-2

(c) Discounted Future Net Revenue by Production Group
Refer to Table CP-3

PART 3 PRICING ASSUMPTIONS

Item 3.1 Constant Prices Used in Estimates ***[OPTIONAL DISCLOSURE)***

The reference benchmark prices (reflecting the average of the first day posted prices in each of the 12 months of the Company's fiscal year) used in the Constant price analysis, are provided in Table CP-4.

Item 3.2 **Forecast Prices Used in Estimates**

1. (a) The forecast reference prices used in preparing the Company's reserves data are provided in Table FP-4.

This price forecast is GLJ's standard price forecast effective January 1, 2010.

PART 4 RECONCILIATION OF CHANGES IN RESERVES

Item 4.1 **Reserves Reconciliation**

Table FP-5 provides a reconciliation of Company Gross reserves for the current year based on forecast prices and costs between this analysis and the Company's prior year-end evaluations.

PART 5 ADDITIONAL INFORMATION RELATING TO RESERVES DATA

Item 5.1 **Undeveloped Reserves**

1.(a) and 2.(a) Year First Attributed

Table FP-6 provides a summary of the undeveloped reserves first attributed during the current fiscal year and the Company total at the current year-end effective date.

GLJ notes that Canadian Securities Administrators have indicated a preference that undeveloped reserves be broken out as shown in the table below. Figures for the current year are provided in Table FP-6; values for prior years may be extracted from previous annual disclosure.

Company Gross Reserves First Attributed by Year

Proved Undeveloped Reserves

	Light & Medium Oil (Mbbl)		Heavy Oil (Mbbl)		Natural Gas (MMcf)		Natural Gas Liquids (Mbbl)		Oil Equivalent (Mbbl)	
	* First Attributed	Total at Year-end	First Attributed	Total at Year-end	First Attributed	Total at Year-end	First Attributed	Total at Year-end	First Attributed	Total at Year-end
Prior	-	-	-	-	-	-	-	-	-	-
2007	-	-	-	-	1,584	1,584	-	-	264	264
2008	150	150	-	-	67	67	-	-	161	161
2009	-	39	-	-	-	19	-	-	-	42

Probable Undeveloped Reserves

	Light & Medium Oil (Mbbl)		Heavy Oil (Mbbl)		Natural Gas (MMcf)		Natural Gas Liquids (Mbbl)		Oil Equivalent (Mbbl)	
	* First Attributed	Total at Year-end	First Attributed	Total at Year-end	First Attributed	Total at Year-end	First Attributed	Total at Year-end	First Attributed	Total at Year-end
Prior	-	-	-	-	-	-	-	-	-	-
2007	-	-	-	-	1,132	1,132	18	18	207	207
2008	336	336	-	-	151	151	1	1	362	362
2009	-	69	-	-	-	115	-	0	-	88

* "First Attributed" refers to reserves first attributed at year-end of the corresponding fiscal year

1.(b) and 2.(b) General Basis for Reserves and Timing of Development
Proved and probable undeveloped reserves have been estimated in accordance with procedures and standards contained in the COGE Handbook. The significant majority of the undeveloped reserves are scheduled to be developed within the next two years.

Item 5.2 Significant Factors or Uncertainties
The evaluated oil and gas properties of the Company have no material extraordinary risks or uncertainties beyond those which are inherent of an oil and gas producing company.

Item 5.3 Future Development Costs

1. Table FP-7 and Table CP-7 ***[OPTIONAL DISCLOSURE]*** summarize capital development costs related to the recovery of the Company's reserves.

PART 6 OTHER OIL AND GAS INFORMATION

Item 6.3 Forward Contracts
In accordance with the provisions in NI 51-101, the impact of the company's financial hedges has not been included in this report.

Item 6.4 Additional Information Concerning Abandonment and Reclamation Costs
The following aspects of the Company's future abandonment and reclamation costs have been included/excluded in the economic forecasts.

Included:

- Well Abandonment Costs:
  - existing and future reserves wells

Excluded:

- Well Abandonment Costs:
  - non-reserves wells
- Pipelines
- Production Facilities
- Site Reclamation

Total abandonment costs are included in the reserves data summarized in Table FP-8 and Table CP-8 ***[OPTIONAL DISCLOSURE]*** for the forecast and constant price cases, respectively.

Item 6.5 Tax Horizon

Based on after tax economic forecasts prepared by GLJ, income taxes do not become payable by the Company for the life of the reserves. After tax revenue projections are provided in the After Tax Analysis section of this report.

Item 6.8 Production Estimates

Table FP-9 and Table CP-9 ***[OPTIONAL DISCLOSURE]*** present a forecast of the Company's production by product type in the first year of forecast.

Production for properties which individually account for 20 percent or more of the Company's forecast production (total proved plus probable reserves, BOE basis) in the first year of forecast has been identified separately in these tables.

Table FP-1

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Summary Of Oil And Gas Reserves And Net Present Values of Future Net Revenue

RESERVES SUMMARY

Reserves Category	Light And Medium Oil Company Gross Mbbl	Light And Medium Oil Company Net Mbbl	Heavy Oil Company Gross Mbbl	Heavy Oil Company Net Mbbl	Natural Gas Company Gross MMcf	Natural Gas Company Net MMcf	Natural Gas Liquids Company Gross Mbbl	Natural Gas Liquids Company Net Mbbl	Total Oil Equivalent Company Gross Mbbl	Total Oil Equivalent Company Net Mbbl
PROVED										
Producing	109	88	0	0	703	560	1	1	227	182
Developed Nonproducing	0	0	0	0	433	317	5	3	77	56
Undeveloped	39	33	0	0	19	18	0	0	42	36
TOTAL PROVED	148	121	0	0	1,156	895	6	4	346	274
TOTAL PROBABLE	116	94	0	0	758	584	8	4	250	196
TOTAL PROVED PLUS PROBABLE	264	215	0	0	1,914	1,479	14	8	596	470

NET PRESENT VALUE SUMMARY

Reserves Category	Net Present Values of Future Net Revenue Before Income Taxes Discounted At (%/year) 0% M$	5% M$	10% M$	15% M$	20% M$	Unit Value Before Income Tax Discounted at 10%/year $/boe	$/Mcfe
PROVED							
Producing	5,103	4,815	4,564	4,343	4,148	25.06	4.18
Developed Nonproducing	1,286	987	796	664	567	14.33	2.39
Undeveloped	929	839	761	694	636	21.02	3.50
TOTAL PROVED	7,317	6,641	6,121	5,701	5,351	22.35	3.72
TOTAL PROBABLE	6,986	6,047	5,341	4,782	4,324	27.26	4.54
TOTAL PROVED PLUS PROBABLE	14,303	12,688	11,462	10,483	9,675	24.40	4.07

Reserves Category	Net Present Values of Future Net Revenue After Income Taxes Discounted At (%/year) 0% M$	5% M$	10% M$	15% M$	20% M$
PROVED					
Producing	5,103	4,815	4,564	4,343	4,148
Developed Nonproducing	1,286	987	796	664	567
Undeveloped	929	839	761	694	636
TOTAL PROVED	7,317	6,641	6,121	5,701	5,351
TOTAL PROBABLE	6,986	6,047	5,341	4,782	4,324
TOTAL PROVED PLUS PROBABLE	14,303	12,688	11,462	10,483	9,675

Note: Unit values are based on Company Net Reserves.

Table FP-2

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**
Description: **After Tax Analysis**

Reserve Class: **Various**
Development Class: **Classifications**
Pricing: **GLJ (2010-01)**
Effective Date: **December 31, 2009**

Total Future Net Revenue (Undiscounted)

Reserves Category	Revenue M$	Royalties M$	Operating Costs M$	Capital Development Costs M$	Abandonment Costs M$	Future Net Revenue Before Income Taxes M$	Income Tax M$	Future Net Revenue After Income Taxes M$
Proved Producing	13,578	2,488	5,771	75	142	5,103	0	5,103
Proved Developed Nonproducing	3,563	758	1,183	279	57	1,286	0	1,286
Proved Undeveloped	3,276	466	968	881	32	929	0	929
Total Proved	**20,417**	**3,712**	**7,922**	**1,235**	**231**	**7,317**	**0**	**7,317**
Total Probable	**15,915**	**3,040**	**4,748**	**1,054**	**87**	**6,986**	**0**	**6,986**
Total Proved Plus Probable	**36,332**	**6,752**	**12,669**	**2,289**	**318**	**14,303**	**0**	**14,303**

Notes
1. Disclosure is required for Total Proved and Proved Plus Probable reserves

Table FP-3

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Future Net Revenue by Production Group

	Future Net Revenue Before Income Taxes [3] (Discounted at 10% per year)		
	M$	$/boe	$/Mcfe
Proved Producing			
Light & Medium Oil [1]	3,155	31.24	5.21
Natural Gas [2]	1,409	17.36	2.89
Total: Proved Producing	**4,564**	**25.06**	**4.18**
Total Proved			
Light & Medium Oil [1]	3,916	28.55	4.76
Natural Gas [2]	2,205	16.13	2.69
Total: Total Proved	**6,121**	**22.35**	**3.72**
Total Proved Plus Probable			
Light & Medium Oil [1]	7,907	31.14	5.19
Natural Gas [2]	3,555	16.47	2.74
Total: Total Proved Plus Probable	**11,462**	**24.40**	**4.07**

Notes
1. Including solution gas and other by-products
2. Including by-products but excluding solution gas
3. Unit values are based on Company Net Reserves.

Percentage of Future Net Revenue (10% DCF)

Total Proved Plus Probable


Natural Gas (31.0 %)
L & M Oil (69.0 %)

Total Proved Plus Probable


Natural Gas (31.0 %)
L & M Oil (69.0 %)

Table FP-4
FORECAST PRICES USED IN PREPARING RESERVES DATA

GLJ Petroleum Consultants
Crude Oil and Natural Gas Liquids
Price Forecast
Effective January 1, 2010

Year	Inflation %	Bank of Canada Average Noon Exchange Rate $US/$Cdn	NYMEX WTI Near Month Futures Contract Crude Oil at Cushing Oklahoma Constant 2010 $ $US/bbl	NYMEX WTI Near Month Futures Contract Crude Oil at Cushing Oklahoma Then Current $US/bbl	ICE BRENT Near Month Futures Contract Crude Oil FOB North Sea Then Current $US/bbl	Light, Sweet Crude Oil (40 API, 0.3%S) at Edmonton Then Current $Cdn/bbl	Bow River Crude Oil Stream Quality at Hardisty Then Current $Cdn/bbl	Lloyd Blend Crude Oil Stream Quality at Hardisty Then Current $Cdn/bbl	WCS Stream Quality at Hardisty Then Current $Cdn/bbl	Heavy Crude Oil Proxy (12 API) at Hardisty Then Current $Cdn/bbl	Light Crude Oil (35 API, 1.2%S) at Cromer Then Current $Cdn/bbl	Medium Crude Oil (29 API, 2.0%S) at Cromer Then Current $Cdn/bbl	Alberta Natural Gas Liquids (Then Current Dollars) Spec Ethane $Cdn/bbl	Edmonton Propane $Cdn/bbl	Edmonton Butane $Cdn/bbl	Edmonton Pentanes Plus $Cdn/bbl
1996	1.6	0.733	28.71	21.98	20.31	29.38	25.12	21.55	N/A	20.06	28.41	26.08	N/A	23.13	17.83	30.05
1997	1.6	0.722	26.52	20.62	19.32	27.85	21.18	20.55	N/A	14.41	26.52	23.72	N/A	19.41	19.76	30.81
1998	1.0	0.675	18.28	14.44	13.34	20.36	14.63	15.38	N/A	9.45	19.31	16.96	N/A	11.74	12.69	21.87
1999	1.7	0.673	24.14	19.25	17.99	27.63	23.78	22.14	N/A	19.49	26.97	25.37	N/A	15.86	18.65	27.64
2000	2.7	0.673	37.26	30.23	28.41	44.57	35.28	32.61	N/A	27.49	43.28	39.92	N/A	32.15	35.59	46.31
2001	2.5	0.646	31.23	26.00	24.87	39.44	27.69	23.47	N/A	16.77	35.22	31.58	N/A	31.92	31.25	42.48
2002	2.3	0.637	30.51	26.08	25.02	40.33	31.83	30.60	N/A	26.57	37.43	35.48	N/A	21.39	27.08	40.73
2003	2.8	0.716	35.56	31.07	28.47	43.66	32.11	31.18	N/A	26.26	40.09	37.55	N/A	32.14	34.36	44.23
2004	1.8	0.770	46.08	41.38	38.02	52.96	37.43	36.31	N/A	29.11	49.14	45.64	N/A	34.70	39.97	53.94
2005	2.2	0.826	61.87	56.58	55.14	69.02	44.73	43.03	43.74	34.07	62.18	56.77	N/A	43.04	51.80	69.57
2006	2.0	0.882	70.84	66.22	66.16	73.21	51.82	50.36	50.66	41.84	66.38	62.26	N/A	43.85	60.17	75.41
2007	2.2	0.935	75.88	72.39	72.71	77.06	53.64	52.03	52.38	43.42	71.13	65.71	N/A	49.58	61.78	77.38
2008	2.4	0.943	102.35	99.64	98.30	102.89	84.31	82.60	82.95	74.94	96.08	93.10	N/A	58.38	75.33	104.78
2009 (e)	0.3	0.880	61.66	61.56	62.48	66.43	60.06	58.29	58.55	54.36	63.93	63.19	N/A	37.58	47.31	67.99
2010 Q1	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	18.88	52.46	64.11	84.93
2010 Q2	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	19.25	52.46	64.11	84.93
2010 Q3	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	19.25	52.46	64.11	84.93
2010 Q4	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	22.70	52.46	64.11	84.93
2010 Full Year	2.0	0.950	80.00	80.00	78.50	83.26	71.61	70.36	70.76	64.99	78.27	76.60	20.02	52.46	64.11	84.93
2011	2.0	0.950	81.37	83.00	81.50	86.42	72.59	71.30	71.70	65.24	80.37	78.64	22.88	54.45	66.54	88.15
2012	2.0	0.950	82.66	86.00	84.50	89.58	73.45	72.11	72.51	65.33	83.31	80.62	23.24	56.43	68.98	91.37
2013	2.0	0.950	83.87	89.00	87.50	92.74	74.19	72.80	73.20	65.26	86.25	82.54	23.43	58.42	71.41	94.59
2014	2.0	0.950	85.00	92.00	90.50	95.90	76.72	75.28	75.68	67.52	89.19	85.36	23.79	60.42	73.84	97.82
2015	2.0	0.950	85.00	93.84	92.34	97.84	78.27	76.80	77.20	68.90	90.99	87.07	24.15	61.64	75.33	99.79
2016	2.0	0.950	85.00	95.72	94.22	99.81	79.85	78.35	78.75	70.32	92.82	88.83	25.06	62.88	76.85	101.81
2017	2.0	0.950	85.00	97.64	96.14	101.83	81.46	79.93	80.33	71.76	94.70	90.63	26.88	64.15	78.41	103.86
2018	2.0	0.950	85.00	99.59	98.09	103.88	83.11	81.55	81.95	73.22	96.61	92.46	28.84	65.45	79.99	105.96
2019	2.0	0.950	85.00	101.58	100.08	105.98	84.78	83.19	83.59	74.72	98.56	94.32	29.46	66.77	81.60	108.10
2020+	2.0	0.950	85.00	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr

Historical futures contract price is an average of the daily settlement price of the near month contract over the calendar month.

Revised 12-31-09

Table 4 (continued)
FORECAST PRICES USED IN PREPARING RESERVES DATA

GLJ Petroleum Consultants
Natural Gas and Sulphur
Price Forecast
Effective January 1, 2010

Year	Henry Hub Nymex Near Month Contract Constant 2010 $ $US/MMBtu	Henry Hub Nymex Near Month Contract Then Current $US/MMBtu	Midwest Price @ Chicago Then Current $US/MMBtu	AECO/NIT Spot Then Current $Cdn/MMBtu	Alberta Plant Gate Spot Constant 2010 $ $/MMBtu	Alberta Plant Gate Spot Then Current $/MMBtu	Alberta Plant Gate ARP $/MMBtu	Alberta Plant Gate Aggregator $/MMBtu	Alberta Plant Gate Alliance $/MMBtu	Saskatchewan Plant Gate SaskEnergy $/MMBtu	Saskatchewan Plant Gate Spot $/MMBtu	Sumas Spot $US/MMBtu	British Columbia Westcoast Station 2 $/MMBtu	British Columbia Spot Plant Gate $/MMBtu	Sulphur FOB Vancouver $US/LT	Alberta Sulphur at Plant Gate $Cdn/LT
1996	3.27	2.51	2.73	1.39	1.64	1.26	1.63	N/A	N/A	1.52	1.28	1.32	1.49	1.47	36.28	6.48
1997	3.18	2.47	2.75	1.85	2.19	1.70	1.97	N/A	N/A	1.85	1.75	1.71	1.90	1.98	34.75	5.12
1998	2.74	2.16	2.20	2.03	2.37	1.87	1.94	N/A	N/A	2.05	2.13	1.60	2.15	2.00	24.59	-6.51
1999	2.90	2.31	2.33	2.92	3.45	2.75	2.48	N/A	N/A	2.82	2.97	2.15	2.93	2.78	33.74	6.93
2000	5.31	4.32	3.96	5.08	6.06	4.93	4.50	4.44	N/A	4.79	5.16	4.15	5.06	4.88	38.14	13.59
2001	4.85	4.03	4.45	6.23	7.31	6.07	5.41	4.97	5.29	5.72	6.20	4.57	6.32	6.29	18.29	-14.67
2002	3.93	3.36	3.25	4.04	4.54	3.88	3.88	3.64	3.66	4.04	4.08	2.68	4.18	3.93	29.38	3.04
2003	6.26	5.47	5.46	6.66	7.43	6.49	6.13	5.87	6.15	6.41	6.68	4.66	6.45	6.32	59.81	39.83
2004	6.88	6.18	6.13	6.88	7.46	6.70	6.31	6.16	6.39	6.48	6.85	5.26	6.56	6.45	62.99	38.61
2005	9.83	9.00	8.24	8.58	9.19	8.42	8.30	8.27	8.29	8.36	8.31	7.13	8.22	8.12	63.50	33.77
2006	7.48	6.99	6.93	7.16	7.45	6.96	6.57	6.36	6.34	6.67	6.97	6.27	6.58	6.45	55.07	19.27
2007	7.46	7.12	6.83	6.65	6.74	6.43	6.20	6.13	5.86	6.18	6.40	6.52	6.40	6.25	81.66	42.03
2008	9.13	8.90	8.91	8.16	8.13	7.92	7.88	8.06	7.84	8.07	8.03	8.33	8.21	8.09	497.39	488.64
2009 (e)	4.18	4.16	4.11	4.20	4.01	3.99	3.99	4.18	3.30	3.67	4.04	3.89	4.16	4.03	57.02	24.52
2010 Q1	5.60	5.60	5.70	5.63	5.43	5.43	5.26	5.20	4.59	5.36	5.55	5.20	5.43	5.23	35.00	-6.16
2010 Q2	5.75	5.75	5.85	5.74	5.53	5.53	5.37	5.30	4.75	5.47	5.66	5.35	5.54	5.34	35.00	-6.16
2010 Q3	5.85	5.85	5.95	5.74	5.53	5.53	5.37	5.30	4.85	5.47	5.66	5.45	5.54	5.34	35.00	-6.16
2010 Q4	6.80	6.80	6.90	6.74	6.52	6.52	6.33	6.25	5.81	6.43	6.66	6.40	6.54	6.33	35.00	-6.16
2010 Full Year	6.00	6.00	6.10	5.96	5.75	5.75	5.58	5.51	5.00	5.68	5.88	5.60	5.76	5.56	35.00	-6.16
2011	6.86	7.00	7.10	6.79	6.45	6.58	6.38	6.30	6.02	6.48	6.71	6.45	6.59	6.38	50.00	9.63
2012	6.82	7.10	7.20	6.89	6.42	6.68	6.48	6.40	6.12	6.58	6.81	6.55	6.69	6.49	60.00	20.16
2013	6.74	7.15	7.25	6.95	6.34	6.73	6.53	6.45	6.17	6.63	6.87	6.60	6.75	6.54	75.00	35.95
2014	6.79	7.35	7.45	7.05	6.32	6.84	6.63	6.55	6.37	6.73	6.97	6.80	6.85	6.64	75.00	35.95
2015	6.79	7.50	7.60	7.16	6.29	6.94	6.73	6.65	6.53	6.83	7.08	6.95	6.96	6.75	76.50	37.53
2016	6.88	7.75	7.85	7.42	6.39	7.20	6.99	6.90	6.78	7.09	7.34	7.20	7.22	7.01	78.03	39.14
2017	7.18	8.25	8.35	7.95	6.72	7.72	7.49	7.41	7.28	7.59	7.87	7.70	7.75	7.53	79.59	40.78
2018	7.50	8.79	8.89	8.52	7.07	8.29	8.04	7.95	7.82	8.14	8.44	8.24	8.32	8.10	81.18	42.45
2019	7.50	8.96	9.06	8.69	7.08	8.47	8.21	8.12	7.99	8.31	8.61	8.41	8.49	8.28	82.08	43.40
2020+	7.50	+2.0%/yr	+2.0%/yr	+2.0%/yr	7.08	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr

Unless otherwise stated, the gas price reference point is the receipt point on the applicable provincial gas transmission system known as the plant gate.
The plant gate price represents the price before raw gas gathering and processing charges are deducted.
AECO-C Spot refers to the one month price averaged for the year.

Revised 12-31-09

TABLE FP-5
DECEMBER 31, 2009
RECONCILIATION OF COMPANY GROSS RESERVES
BY PRINCIPAL PRODUCT TYPE

FORECAST PRICES AND COSTS

	Total Oil			Light and Medium Oil			Heavy Oil			Natural Gas Liquids		
FACTORS	Proved (Mbbl)	Probable (Mbbl)	Proved + Probable (Mbbl)	Proved (Mbbl)	Probable (Mbbl)	Proved + Probable (Mbbl)	Proved (Mbbl)	Probable (Mbbl)	Proved + Probable (Mbbl)	Proved (Mbbl)	Probable (Mbbl)	Proved + Probable (Mbbl)
December 31, 2008	333	441	774	333	441	774	0	0	0	16	13	29
Discoveries	0	0	0	0	0	0	0	0	0	0	0	0
Extensions*	0	0	0	0	0	0	0	0	0	0	0	0
Infill Drilling*	0	0	0	0	0	0	0	0	0	0	0	0
Improved Recovery*	0	0	0	0	0	0	0	0	0	0	0	0
Technical Revisions	(1)	(188)	(189)	(1)	(188)	(189)	0	0	0	0	(1)	(1)
Acquisitions	0	0	0	0	0	0	0	0	0	0	0	0
Dispositions	(112)	(137)	(249)	(112)	(137)	(249)	0	0	0	(8)	(5)	(13)
Economic Factors	0	0	0	0	0	0	0	0	0	0	0	0
Production	(72)	0	(72)	(72)	0	(72)	0	0	0	(2)	0	(2)
December 31, 2009	148	116	264	148	116	264	0	0	0	6	8	14

	Total Gas			Conventional Natural Gas			Coal Bed Methane			BOE		
FACTORS	Proved (MMcf)	Probable (MMcf)	Proved + Probable (MMcf)	Proved (MMcf)	Probable (MMcf)	Proved + Probable (MMcf)	Proved (MMcf)	Probable (MMcf)	Proved + Probable (MMcf)	Proved (Mboe)	Probable (Mboe)	Proved + Probable (Mboe)
December 31, 2008	2,187	1,274	3,461	2,187	1,274	3,461	0	0	0	714	667	1,381
Discoveries	0	0	0	0	0	0	0	0	0	0	0	0
Extensions*	0	0	0	0	0	0	0	0	0	0	0	0
Infill Drilling*	0	0	0	0	0	0	0	0	0	0	0	0
Improved Recovery*	0	0	0	0	0	0	0	0	0	0	0	0
Technical Revisions	132	(143)	(11)	132	(143)	(11)	0	0	0	21	(213)	(192)
Acquisitions	0	0	0	0	0	0	0	0	0	0	0	0
Dispositions	(608)	(372)	(980)	(608)	(372)	(980)	0	0	0	(222)	(204)	(426)
Economic Factors	0	0	0	0	0	0	0	0	0	0	0	0
Production	(556)	0	(556)	(556)	0	(556)	0	0	0	(167)	0	(167)
December 31, 2009	1,156	758	1,914	1,156	758	1,914	0	0	0	346	250	596

** The above change categories correspond to standards set out in the Canadian Oil and Gas Evaluation Handbook. For reporting under NI 51-101, reserves additions under Infill Drilling, Improved Recovery and Extensions should be combined and reported as "Extensions and Improved Recovery".*

Table FP-6

Company: Dejour Energy (Alberta) Ltd.
Property: Corporate
Description: After Tax Analysis

Reserve Class: Various
Development Class: Classifications
Pricing: GLJ (2010-01)
Effective Date: December 31, 2009

Undeveloped Reserves Attributed in Current Year

Proved Undeveloped Reserves

L&M Oil (Mbbl)		Heavy Oil (Mbbl)		Conventional Natural Gas (MMcf)		Natural Gas Liquids (Mbbl)		BOE (Mbbl)	
Attributed This Year*	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total
0	39	0	0	0	19	0	0	0	42

Probable Undeveloped Reserves

L&M Oil (Mbbl)		Heavy Oil (Mbbl)		Conventional Natural Gas (MMcf)		Natural Gas Liquids (Mbbl)		BOE (Mbbl)	
Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total
0	69	0	0	0	115	0	0	0	88

*** Refers to reserves first attributed in this fiscal year ending on the effective date.**

BOE Factors:				
	HVY OIL 1.0	RES GAS 6.0	PROPANE 1.0	ETHANE 1.0
	COND 1.0	SLN GAS 6.0	BUTANE 1.0	SULPHUR 0.0

Table FP-7

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**
Description: **After Tax Analysis**

Reserve Class: **Various**
Development Class: **Classifications**
Pricing: **GLJ (2010-01)**
Effective Date: **December 31, 2009**

Company Annual Capital Expenditures (M$)

Entity Description	Year												Totals			10% Discounted
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	Subtotal	Remainder	Total	
Proved Producing	75	0	0	0	0	0	0	0	0	0	0	0	75	0	75	72
Total Proved	1,025	173	0	0	0	0	0	0	0	0	37	0	1,235	0	1,235	1,141
Total Proved Plus Probable	1,025	1,225	0	0	0	0	0	0	0	0	0	0	2,251	39	2,289	2,050

Table FP-8

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Company Annual Abandonment Costs (M$)

	Year												Totals			
Entity Description	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	Subtotal	Remainder	Total	10% Discounted
Proved Producing	0	59	31	19	32	0	0	0	0	0	0	0	142	0	142	110
Total Proved	0	59	31	48	76	0	0	0	0	0	0	0	214	17	231	163
Total Proved Plus Probable	0	31	29	32	65	83	45	0	0	0	0	0	285	33	318	195

Table FP-9

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Summary of First Year Production and Oil and Gas Reserves

2010 Average Daily Production

Entity Description	Light and Medium Oil Company Gross bbl/d	Light and Medium Oil Company Net bbl/d	Heavy Oil Company Gross bbl/d	Heavy Oil Company Net bbl/d	Natural Gas Company Gross Mcf/d	Natural Gas Company Net Mcf/d	Natural Gas Liquids Company Gross bbl/d	Natural Gas Liquids Company Net bbl/d	Oil Equivalent Company Gross bbl/d	Oil Equivalent Company Net bbl/d
Proved Producing										
Drake/Woodrush	119	93	0	0	1,095	828	2	1	303	232
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Producing	**119**	**93**	**0**	**0**	**1,095**	**828**	**2**	**1**	**303**	**232**
Proved Developed Nonproducing										
Drake/Woodrush	0	0	0	0	0	0	0	0	0	0
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Developed Nonproducing	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
Proved Undeveloped										
Drake/Woodrush	42	34	0	0	0	0	0	0	42	34
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Undeveloped	**42**	**34**	**0**	**0**	**0**	**0**	**0**	**0**	**42**	**34**
Total Proved										
Drake/Woodrush	161	127	0	0	1,095	828	2	1	345	266
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Total Proved	**161**	**127**	**0**	**0**	**1,095**	**828**	**2**	**1**	**345**	**266**
Total Probable										
Drake/Woodrush	24	18	0	0	99	72	0	0	40	30
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Total Probable	**24**	**18**	**0**	**0**	**99**	**72**	**0**	**0**	**40**	**30**
Total Proved Plus Probable										
Drake/Woodrush	185	145	0	0	1,195	900	2	1	386	296
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Total Proved Plus Probable	**185**	**145**	**0**	**0**	**1,195**	**900**	**2**	**1**	**386**	**296**

Reserves

Entity Description	Light and Medium Oil Company Gross Mbbl	Light and Medium Oil Company Net Mbbl	Heavy Oil Company Gross Mbbl	Heavy Oil Company Net Mbbl	Natural Gas Company Gross MMcf	Natural Gas Company Net MMcf	Natural Gas Liquids Company Gross Mbbl	Natural Gas Liquids Company Net Mbbl	Oil Equivalent Company Gross Mbbl	Oil Equivalent Company Net Mbbl
Proved Producing										
Drake/Woodrush	109	88	0	0	703	560	1	1	227	182
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Producing	**109**	**88**	**0**	**0**	**703**	**560**	**1**	**1**	**227**	**182**
Proved Developed Nonproducing										
Drake/Woodrush	0	0	0	0	100	87	0	0	17	15
Other Properties	0	0	0	0	334	229	5	3	60	41
Total: Proved Developed Nonproducing	**0**	**0**	**0**	**0**	**433**	**317**	**5**	**3**	**77**	**56**
Proved Undeveloped										
Drake/Woodrush	39	33	0	0	19	18	0	0	42	36
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Undeveloped	**39**	**33**	**0**	**0**	**19**	**18**	**0**	**0**	**42**	**36**
Total Proved										
Drake/Woodrush	148	121	0	0	822	666	1	1	286	233
Other Properties	0	0	0	0	334	229	5	3	60	41
Total: Total Proved	**148**	**121**	**0**	**0**	**1,156**	**895**	**6**	**4**	**346**	**274**
Total Probable										
Drake/Woodrush	116	94	0	0	441	377	1	0	190	157
Other Properties	0	0	0	0	317	207	7	4	60	38
Total: Total Probable	**116**	**94**	**0**	**0**	**758**	**584**	**8**	**4**	**250**	**196**
Total Proved Plus Probable										
Drake/Woodrush	264	215	0	0	1,263	1,043	2	1	476	391
Other Properties	0	0	0	0	651	437	12	7	120	79
Total: Total Proved Plus Probable	**264**	**215**	**0**	**0**	**1,914**	**1,479**	**14**	**8**	**596**	**470**

BOE Factors:							
HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

Table CP-1

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Various**
Property:	**Corporate**	Development Class:	**Classifications**
Description:	**After Tax Analysis**	Pricing:	**Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
		Effective Date:	**December 31, 2009**

Summary Of Oil And Gas Reserves And Net Present Values of Future Net Revenue

RESERVES SUMMARY

Reserves Category	Light And Medium Oil		Heavy Oil		Natural Gas		Natural Gas Liquids		Total Oil Equivalent	
	Company Gross Mbbl	Company Net Mbbl	Company Gross Mbbl	Company Net Mbbl	Company Gross MMcf	Company Net MMcf	Company Gross Mbbl	Company Net Mbbl	Company Gross Mbbl	Company Net Mbbl
PROVED										
Producing	88	70	0	0	577	456	1	1	185	147
Developed Nonproducing	0	0	0	0	363	286	5	3	65	50
Undeveloped	34	28	0	0	11	10	0	0	36	30
TOTAL PROVED	122	99	0	0	951	753	6	3	286	227
TOTAL PROBABLE	119	97	0	0	613	496	7	4	228	184
TOTAL PROVED PLUS PROBABLE	241	196	0	0	1,564	1,248	13	7	515	411

NET PRESENT VALUE SUMMARY

Reserves Category	Net Present Values of Future Net Revenue Before Income Taxes Discounted At (%/year)					Unit Value Before Income Tax Discounted at 10%/year	
	0% M$	5% M$	10% M$	15% M$	20% M$	$/boe	$/Mcfe
PROVED							
Producing	1,974	1,895	1,824	1,760	1,702	12.40	2.07
Developed Nonproducing	308	236	185	148	119	3.68	0.61
Undeveloped	162	130	103	79	59	3.44	0.57
TOTAL PROVED	2,444	2,262	2,113	1,987	1,880	9.29	1.55
TOTAL PROBABLE	3,128	2,786	2,512	2,287	2,097	13.69	2.28
TOTAL PROVED PLUS PROBABLE	5,572	5,047	4,625	4,275	3,977	11.25	1.88

Reserves Category	Net Present Values of Future Net Revenue After Income Taxes Discounted At (%/year)				
	0% M$	5% M$	10% M$	15% M$	20% M$
PROVED					
Producing	1,974	1,895	1,824	1,760	1,702
Developed Nonproducing	308	236	185	148	119
Undeveloped	162	130	103	79	59
TOTAL PROVED	2,444	2,262	2,113	1,987	1,880
TOTAL PROBABLE	3,128	2,786	2,512	2,287	2,097
TOTAL PROVED PLUS PROBABLE	5,572	5,047	4,625	4,275	3,977

Note: Unit values are based on Company Net Reserves.

Table CP-2

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**
Description: **After Tax Analysis**

Reserve Class: **Various**
Development Class: **Classifications**
Pricing: **Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
Effective Date: **December 31, 2009**

Total Future Net Revenue (Undiscounted)

Reserves Category	Revenue M$	Royalties M$	Operating Costs M$	Capital Development Costs M$	Abandonment Costs M$	Future Net Revenue Before Income Taxes M$	Income Tax M$	Future Net Revenue After Income Taxes M$
Proved Producing	7,452	1,431	3,824	75	148	1,974	0	1,974
Proved Developed Nonproducing	1,572	223	723	269	50	308	0	308
Proved Undeveloped	1,985	322	590	881	30	162	0	162
Total Proved	**11,009**	**1,976**	**5,137**	**1,225**	**227**	**2,444**	**0**	**2,444**
Total Probable	**9,540**	**1,698**	**3,611**	**1,031**	**72**	**3,128**	**0**	**3,128**
Total Proved Plus Probable	**20,549**	**3,674**	**8,747**	**2,257**	**299**	**5,572**	**0**	**5,572**

Notes
1. Disclosure is required for Total Proved and Proved Plus Probable reserves

Table CP-3

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Various**
Property:	**Corporate**	Development Class:	**Classifications**
Description:	**After Tax Analysis**	Pricing:	**Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
		Effective Date:	**December 31, 2009**

Future Net Revenue by Production Group

	Future Net Revenue Before Income Taxes [3] (Discounted at 10% per year)		
	M$	$/boe	$/Mcfe
Proved Producing			
Light & Medium Oil [1]	1,449	18.35	3.06
Natural Gas [2]	375	5.51	0.92
Total: Proved Producing	**1,824**	**12.40**	**2.07**
Total Proved			
Light & Medium Oil [1]	1,552	14.24	2.37
Natural Gas [2]	560	4.73	0.79
Total: Total Proved	**2,113**	**9.29**	**1.55**
Total Proved Plus Probable			
Light & Medium Oil [1]	3,543	15.50	2.58
Natural Gas [2]	1,082	5.93	0.99
Total: Total Proved Plus Probable	**4,625**	**11.25**	**1.88**

Notes
1. Including solution gas and other by-products
2. Including by-products but excluding solution gas
3. Unit values are based on Company Net Reserves.

Percentage of Future Net Revenue (10% DCF)

Total Proved Plus Probable


Natural Gas (23.4 %)
L & M Oil (76.6 %)

Total Proved Plus Probable


Natural Gas (23.4 %)
L & M Oil (76.6 %)

Table CP-4
December 31, 2009 12 Month Average Constant Prices

Inflation Rate		0
Exchange Rate (1)	$US/$Cdn	0.8728
Crude Oil (2)		
WTI Crude @ Cushing, Oklahoma	$US/Bbl	61.04
Light Sweet Crude @ Edmonton	$Cdn/Bbl	63.59
Bow River Medium @ Hardisty	$Cdn/Bbl	58.34
Lloyd Blend @ Hardisty	$Cdn/Bbl	56.00
WCS Crude @ Hardisty	$Cdn/Bbl	56.83
Light (35 API) @ Cromer	$Cdn/Bbl	60.71
Medium (29 API) @ Cromer	$Cdn/Bbl	59.56
Natural Gas (3)		
US Gulf Coast Gas @ Henry Hub	$US/mmBTU	3.82
Alberta Spot @ AECO	$Cdn/mmBTU	3.84
NGLs at Edmonton (4)		
Propane	$Cdn/Bbl	36.87
Butane	$Cdn/Bbl	46.87
Pentanes Plus	$Cdn/Bbl	66.67
Other Canadian Reference Prices (4)		
Natural Gas		
Alberta Spot Plantgate	$Cdn/mmBTU	3.65
Alberta Government Reference Plantgate	$Cdn/mmBTU	3.61
Alberta Aggregator Plantgate	$Cdn/mmBTU	3.50
Saskatchewan Spot Plantgate	$Cdn/mmBTU	3.76
B.C. Spot Plantgate	$Cdn/mmBTU	3.59

Notes:

(1) **Exchange Rate**	Bank of Canada noon rate.
(2) **Crude Oil**	
WTI Crude @ Cushing, Oklahoma	Spot price from Platts and Argus.
(3) **Natural Gas**	
US Gulf Coast Gas @ Henry Hub and all other US natural gas posted prices	Platts Gas Daily.
Alberta Spot @ AECO	Settlement price from NGX as published by in the Canadian Natural Gas Reporter. Converted from $/GJ to $/mmBTU.
(4) **Other Canadian Reference Prices**	Determined by GLJ Petroleum Consultants based on historical differentials to the posted Canadian reference prices.

* All reference point prices were determined as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12 month period prior to the effective date of this price forecast.

TABLE CP-5

RESERVES RECONCILIATION

A reserves reconciliation for the constant price analysis has not been prepared.

Table CP-6

Company: Dejour Energy (Alberta) Ltd.
Property: Corporate
Description: After Tax Analysis

Reserve Class: Various
Development Class: Classifications
Pricing: Constant Dec. 31, 2009 (SEC 12 Month Avg.)
Effective Date: December 31, 2009

Undeveloped Reserves Attributed in Current Year

Proved Undeveloped Reserves

L&M Oil (Mbbl)		Heavy Oil (Mbbl)		Conventional Natural Gas (MMcf)		Natural Gas Liquids (Mbbl)		BOE (Mbbl)	
Attributed This Year*	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total
0	34	0	0	0	11	0	0	0	36

Probable Undeveloped Reserves

L&M Oil (Mbbl)		Heavy Oil (Mbbl)		Conventional Natural Gas (MMcf)		Natural Gas Liquids (Mbbl)		BOE (Mbbl)	
Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total	Attributed This Year	Current Total
0	71	0	0	0	108	0	0	0	89

* Refers to reserves first attributed in this fiscal year ending on the effective date.

BOE Factors: HVY OIL 1.0 COND 1.0 RES GAS 6.0 SLN GAS 6.0 PROPANE 1.0 BUTANE 1.0 ETHANE 1.0 SULPHUR 0.0

Table CP-7

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**
Description: **After Tax Analysis**

Reserve Class: **Various**
Development Class: **Classifications**
Pricing: **Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
Effective Date: **December 31, 2009**

Company Annual Capital Expenditures (M$)

	Year												Totals			
Entity Description	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	Subtotal	Remainder	Total	10% Discounted
Proved Producing	75	0	0	0	0	0	0	0	0	0	0	0	75	0	75	72
Total Proved	1,025	170	0	0	0	0	0	0	0	0	30	0	1,225	0	1,225	1,136
Total Proved Plus Probable	1,025	1,201	0	0	0	0	0	0	0	0	0	0	2,227	30	2,257	2,027

Table CP-8

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**
Description: **After Tax Analysis**

Reserve Class: **Various**
Development Class: **Classifications**
Pricing: **Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
Effective Date: **December 31, 2009**

Company Annual Abandonment Costs (M$)

	Year												Totals			
Entity Description	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	Subtotal	Remainder	Total	10% Discounted
Proved Producing	30	88	30	0	0	0	0	0	0	0	0	0	148	0	148	128
Total Proved	30	115	60	0	10	0	0	0	0	0	0	0	215	12	227	185
Total Proved Plus Probable	0	145	0	60	60	0	10	0	0	0	12	0	287	12	299	220

Table CP-9

Company: **Dejour Energy (Alberta) Ltd.**
Property: **Corporate**
Description: **After Tax Analysis**

Reserve Class: **Various**
Development Class: **Classifications**
Pricing: **Constant Dec. 31, 2009 (SEC 12 Month Avg.)**
Effective Date: **December 31, 2009**

Summary of First Year Production and Oil and Gas Reserves

2010 Average Daily Production

Entity Description	Light and Medium Oil		Heavy Oil		Natural Gas		Natural Gas Liquids		Oil Equivalent	
	Company Gross bbl/d	Company Net bbl/d	Company Gross bbl/d	Company Net bbl/d	Company Gross Mcf/d	Company Net Mcf/d	Company Gross bbl/d	Company Net bbl/d	Company Gross bbl/d	Company Net bbl/d
Proved Producing										
Drake/Woodrush	119	93	0	0	1,095	858	2	1	303	237
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Producing	**119**	**93**	**0**	**0**	**1,095**	**858**	**2**	**1**	**303**	**237**
Proved Developed Nonproducing										
Drake/Woodrush	0	0	0	0	0	0	0	0	0	0
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Developed Nonproducing	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
Proved Undeveloped										
Drake/Woodrush	42	34	0	0	0	0	0	0	42	34
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Undeveloped	**42**	**34**	**0**	**0**	**0**	**0**	**0**	**0**	**42**	**34**
Total Proved										
Drake/Woodrush	161	127	0	0	1,095	858	2	1	345	271
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Total Proved	**161**	**127**	**0**	**0**	**1,095**	**858**	**2**	**1**	**345**	**271**
Total Probable										
Drake/Woodrush	24	18	0	0	99	76	0	0	40	31
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Total Probable	**24**	**18**	**0**	**0**	**99**	**76**	**0**	**0**	**40**	**31**
Total Proved Plus Probable										
Drake/Woodrush	185	145	0	0	1,195	933	2	1	386	302
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Total Proved Plus Probable	**185**	**145**	**0**	**0**	**1,195**	**933**	**2**	**1**	**386**	**302**

Reserves

Entity Description	Light and Medium Oil		Heavy Oil		Natural Gas		Natural Gas Liquids		Oil Equivalent	
	Company Gross Mbbl	Company Net Mbbl	Company Gross Mbbl	Company Net Mbbl	Company Gross MMcf	Company Net MMcf	Company Gross Mbbl	Company Net Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Producing										
Drake/Woodrush	88	70	0	0	577	456	1	1	185	147
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Producing	**88**	**70**	**0**	**0**	**577**	**456**	**1**	**1**	**185**	**147**
Proved Developed Nonproducing										
Drake/Woodrush	0	0	0	0	44	38	0	0	7	6
Other Properties	0	0	0	0	319	248	5	3	58	44
Total: Proved Developed Nonproducing	**0**	**0**	**0**	**0**	**363**	**286**	**5**	**3**	**65**	**50**
Proved Undeveloped										
Drake/Woodrush	34	28	0	0	11	10	0	0	36	30
Other Properties	0	0	0	0	0	0	0	0	0	0
Total: Proved Undeveloped	**34**	**28**	**0**	**0**	**11**	**10**	**0**	**0**	**36**	**30**
Total Proved										
Drake/Woodrush	122	99	0	0	632	505	1	1	229	184
Other Properties	0	0	0	0	319	248	5	3	58	44
Total: Total Proved	**122**	**99**	**0**	**0**	**951**	**753**	**6**	**3**	**286**	**227**
Total Probable										
Drake/Woodrush	119	97	0	0	303	262	0	0	170	141
Other Properties	0	0	0	0	309	234	7	4	58	43
Total: Total Probable	**119**	**97**	**0**	**0**	**613**	**496**	**7**	**4**	**228**	**184**
Total Proved Plus Probable										
Drake/Woodrush	241	196	0	0	935	767	1	1	398	324
Other Properties	0	0	0	0	629	481	11	6	116	87
Total: Total Proved Plus Probable	**241**	**196**	**0**	**0**	**1,564**	**1,248**	**13**	**7**	**515**	**411**

BOE Factors:							
HVY OIL	1.0	RES GAS	6.0	PROPANE	1.0	ETHANE	1.0
COND	1.0	SLN GAS	6.0	BUTANE	1.0	SULPHUR	0.0

AFTER TAX ANALYSIS

TABLE OF CONTENTS

AFTER TAX ANALYSIS

Canadian income taxes were calculated based on currently legislated federal and provincial tax rates, tax regulations and tax pool information provided by the Company. After tax values for reserves development status or production status subcategories (i.e. developed, undeveloped, producing, non-producing) are calculated by difference.

Tax Pools

The following tax pools as of the effective date, were included in the income tax calculations:

Tax Pool Classification	Write-Off Rate (%)	Tax Pool (M$)
Canadian Oil and Gas Property Expense	10	400.00
Canadian Exploration Expense	100	5700.00
Non-Capital Losses	100	3500.0
Canadian Development Expense	30	500.00
Capital Cost Allowance:		
Class 41	25	7700.00

Tax Rates

Federal income tax calculations incorporate recently enacted reductions in general corporate income tax rates as follows:

Year	Federal Income Tax Rate
2010	18.0%
2011	16.5%
2012+	15.0%

Allocation of revenues to Canadian provinces for income tax purposes depends on several factors in addition to the provincial origin of the resource revenues. The average future annual provincial tax rate has been calculated based on an allocation of provincial resource revenues and their respective tax rate as follows:

Year	Alberta Tax Rate	Alberta Allocation	B.C. Tax Rate	B.C. Allocation	Sask. Tax Rate	Sask. Allocation	Man. Tax Rate	Man. Allocation	Avg. Ann. Tax Rate
2010	10.00%	-	10.50%	100.00%	12.00%	-	12.00%	-	10.50%
2011+	10.00%	-	10.00%	100.00%	12.00%	-	12.00%	-	10.00%

Company total after tax economic forecasts for all reserves categories are attached.

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Various
Property:	Corporate	Development Class:	Classifications
Description:	After Tax Analysis	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Summary of Reserves and Values

	Proved Producing	Proved Developed Non-producing	Proved Undeveloped	Total Proved	Total Probable	Total Proved Plus Probable
MARKETABLE RESERVES						
Light/Medium Oil (Mbbl)						
Total Company Interest	109	0	39	148	116	264
Working Interest	109	0	39	148	116	264
Net After Royalty	88	0	33	121	94	215
Gas (MMcf)						
Total Company Interest	703	433	19	1,156	758	1,914
Working Interest	703	433	19	1,156	758	1,914
Net After Royalty	560	317	18	895	584	1,479
Natural Gas Liquids (Mbbl)						
Total Company Interest	1	5	0	6	8	14
Working Interest	1	5	0	6	8	14
Net After Royalty	1	3	0	4	4	8
Oil Equivalent (Mbbl)						
Total Company Interest	227	77	42	346	250	596
Working Interest	227	77	42	346	250	596
Net After Royalty	182	56	36	274	196	470
BEFORE TAX PRESENT VALUE (M$)						
0%	5,103	1,286	929	7,317	6,986	14,303
5%	4,815	987	839	6,641	6,047	12,688
8%	4,660	863	791	6,314	5,602	11,917
10%	4,564	796	761	6,121	5,341	11,462
12%	4,472	737	733	5,943	5,103	11,046
15%	4,343	664	694	5,701	4,782	10,483
20%	4,148	567	636	5,351	4,324	9,675
AFTER TAX PRESENT VALUE (M$)						
0%	5,103	1,286	929	7,317	6,986	14,303
5%	4,815	987	839	6,641	6,047	12,688
8%	4,660	863	791	6,314	5,602	11,917
10%	4,564	796	761	6,121	5,341	11,462
12%	4,472	737	733	5,943	5,103	11,046
15%	4,343	664	694	5,701	4,782	10,483
20%	4,148	567	636	5,351	4,324	9,675

BOE Factors:	HVY OIL 1.0	RES GAS 6.0	PROPANE 1.0	ETHANE 1.0
	COND 1.0	SLN GAS 6.0	BUTANE 1.0	SULPHUR 0.0

Run Date: March 22, 2010 14:57:11

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Producing**
Description:	**After Tax Analysis**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	1	3	119	43	34	77.06	56	20	18	6.16	1,040	379	284	6.27
2011	1	3	76	28	22	80.22	50	18	16	7.08	454	166	134	7.21
2012	1	1	47	17	14	83.38	43	16	15	7.20	152	55	47	7.34
2013	1	0	32	12	10	86.54	41	15	14	7.26	49	18	17	7.40
2014	1	0	23	9	8	89.70	42	15	14	7.38	0	0	0	0.00
Tot.				**109**	**88**	**80.89**		**85**	77	**6.97**		**619**	**483**	**6.65**

	Total Gas Production				Condensate Production				Total Oil + NGL Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,095	400	302	6.27	2	1	0	75.93	120	44	34	77.05
2011	504	184	150	7.19	1	0	0	79.15	77	28	22	80.21
2012	195	71	62	7.31	0	0	0	82.37	48	17	14	83.37
2013	91	33	31	7.33	0	0	0	85.59	32	12	10	86.53
2014	42	15	14	7.38	0	0	0	88.82	23	9	8	89.70
Tot.		**703**	**560**	**6.69**		**1**	**1**	**78.12**		**110**	**89**	**80.86**

	Total Oil Equiv. Production			
Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	303	111	85	53.28
2011	161	59	47	60.87
2012	80	29	25	67.33
2013	47	17	15	72.99
2014	30	11	10	79.25
Tot.		**227**	**182**	**59.83**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance				Operating Expenses		
	Working Interest				Royalty Interest	Company Interest					Total Royalty After	Net Revenue After			
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	Process. M$	Royalty M$	Fixed M$	Variable M$	Total M$
2010	3,342	2,504	47	5,893	0	5,893	1,093	252	0	81	1,263	4,630	1,042	743	1,785
2011	2,227	1,322	23	3,572	0	3,572	591	104	0	37	658	2,914	1,033	397	1,430
2012	1,441	521	10	1,972	0	1,972	283	44	0	18	309	1,662	784	273	1,057
2013	1,016	242	4	1,263	0	1,263	164	0	0	0	164	1,100	658	153	811
2014	764	113	2	879	0	879	95	0	0	0	95	784	595	93	688
Tot.	**8,791**	**4,703**	**85**	**13,578**	**0**	**13,578**	**2,225**	**399**	**0**	**136**	**2,488**	**11,090**	**4,113**	**1,658**	**5,771**
Disc	7,478	4,192	76	11,746	0	11,746	1,956	365	0	124	2,197	9,549	3,366	1,437	4,803

								Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	2,846	0	0	2,846	75	0	0	75	2,771	2,771	2,642
2011	0	0	0	1,484	0	59	1,425	0	0	0	0	1,425	4,196	3,877
2012	0	0	0	606	0	31	574	0	0	0	0	574	4,770	4,330
2013	0	0	0	288	0	19	269	0	0	0	0	269	5,040	4,523
2014	0	0	0	95	0	32	63	0	0	0	0	63	5,103	4,564
Tot.	**0**	**0**	**0**	**5,319**	**0**	**142**	**5,178**	**75**	**0**	**0**	**75**	**5,103**	**5,103**	**4,564**
Disc	0	0	0	4,746	0	110	4,635	72	0	0	72	4,564	4,564	4,564

AFTER TAX ANALYSIS

		Tax Pool Balances Incl. Current Year Additions					Depreciation & Writeoffs					
Year	Oper. Income M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Total M$
2010	2,846	7,700	400	575	5,700	0	1,925	40	173	0	3,500	5,638
2011	1,425	5,775	360	403	5,700	0	1,444	36	121	0	0	1,601
2012	574	4,331	324	282	5,700	0	1,083	32	85	0	0	1,200
2013	269	3,248	292	197	5,700	0	812	29	59	0	0	900
2014	63	2,436	262	138	5,700	0	609	26	41	0	0	677
Tot.	**5,178**	**2,436**	**262**	**138**	**5,700**	**0**	**5,873**	**164**	**478**	**0**	**3,500**	**10,015**
Disc	4,635					0	4,918	133	405	0	3,337	8,794

		Federal		Provincial				Net Cash Flow Before Income Tax			Net Cash Flow After Income Tax		
Year	Taxable Income $	Tax Rate %	Income Tax $	Tax Rate %	Income Tax $	ARTD & Investment Credits $	Income Tax Payable $	Annual $	Cum. $	10.0% Dcf $	Annual $	Cum. $	10.0% Dcf $
2010	-2,791,737	18.0	0	12.0	0	0	0	2,770,763	2,770,763	2,641,818	2,770,763	2,770,763	2,641,818
2011	-175,217	16.5	0	12.0	0	0	0	1,425,283	4,196,046	3,877,232	1,425,283	4,196,046	3,877,232
2012	-625,385	15.0	0	12.0	0	0	0	574,352	4,770,398	4,329,813	574,352	4,770,398	4,329,813
2013	-631,039	15.0	0	12.0	0	0	0	269,398	5,039,796	4,522,796	269,398	5,039,796	4,522,796
2014	-613,783	15.0	0	12.0	0	0	0	62,961	5,102,757	4,563,798	62,961	5,102,757	4,563,798
Tot.	**-4,837,161**		**0**		**0**	**0**	**0**	**5,102,757**	**5,102,757**	**4,563,798**	**5,102,757**	**5,102,757**	**4,563,798**
Disc	-4,158,244		0		0	0	0	4,563,798	4,563,798	4,563,798	4,563,798	4,563,798	4,563,798

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	109	0	109	88	1.000	109	48	5.0	2.5	1.4
Solution Gas	MMcf	85	0	85	77	6.000	14	6	5.0	4.2	2.2
Residue Gas	MMcf	619	0	619	483	6.000	103	45	4.0	1.6	0.8
Total: Gas	MMcf	703	0	703	560	6.000	117	52	5.0	1.8	0.9
Gas Heat Content	BBtu	792	0	792	631	0.000	0	0	5.0	1.8	0.9
Condensate	Mbbl	1	0	1	1	1.000	1	0	5.0	1.8	0.9
Total: Oil+NGL	Mbbl	110	0	110	89	1.000	110	48	5.0	2.5	1.4
Total: Oil Eq.	Mboe	227	0	227	182	1.000	227	100	5.0	2.1	1.0

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	16.58	9.48	0.00	51.00	7,130	64	6,038	63
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	3.38	0.00	2.17	541	5	432	5
Residue Gas	$/Mcf	5.75	0.52	6.27	1.37	3.44	0.00	1.47	3,357	30	3,023	32
Total: Gas	$/Mcf	5.75	0.51	6.27	1.33	3.44	0.00	1.50	3,898	35	3,455	36
Condensate	$/bbl	82.43	-6.50	75.93	21.21	0.00	0.00	54.71	62	1	55	1
Total: Oil+NGL	$/bbl	83.25	-6.20	77.05	16.64	9.35	0.00	51.05	7,192	65	6,094	64
Total: Oil Eq.	$/boe	53.90	-0.62	53.28	11.42	16.13	0.00	25.73	11,090	100	9,549	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)				Net Present Value Before Income Tax					Net Present Value After Income Tax			
							Cash Flow				Cash Flow	
	Initial	Average	Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	M$	$/boe	Operating Income M$	Capital Invest. M$	M$	$/boe
Crown Royalty	18.5400	16.3875	0.0	5,319	5,178	75	5,103	22.48	5,178	75	5,103	22.48
Non-crown Royalty	4.2687	2.9417	5.0	5,012	4,888	73	4,815	21.21	4,888	73	4,815	21.21
Mineral Tax	0.0000	0.0000	8.0	4,848	4,732	72	4,660	20.53	4,732	72	4,660	20.53
			10.0	4,746	4,635	72	4,564	20.11	4,635	72	4,564	20.11
			12.0	4,649	4,543	71	4,472	19.71	4,543	71	4,472	19.71
			15.0	4,512	4,413	70	4,343	19.14	4,413	70	4,343	19.14
			20.0	4,305	4,216	68	4,148	18.28	4,216	68	4,148	18.28

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:57:09

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Developed Nonproducing**
Description:	**After Tax Analysis**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Residue Gas Production					Condensate Production				Butane Production			
Year	Company Gas Wells	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2011	1	361	132	87	6.87	1	0	0	86.32	1	0	0	66.54
2012	1	251	91	68	7.01	1	0	0	89.63	1	0	0	68.98
2013	1	165	60	49	7.10	1	0	0	92.82	1	0	0	71.41
2014	1	56	21	16	7.09	0	0	0	97.82	0	0	0	73.84
2015	0	33	12	10	7.29	0	0	0	99.79	0	0	0	75.33
2016	0	24	9	7	7.56	0	0	0	101.81	0	0	0	76.86
2017	0	18	7	5	8.11	0	0	0	103.86	0	0	0	78.41
2018	0	13	5	4	8.70	0	0	0	105.96	0	0	0	79.99
2019	0	10	4	3	8.89	0	0	0	108.10	0	0	0	81.60
2020	1	18	7	5	8.51	0	0	0	110.26	0	0	0	83.24
2021	0	61	22	14	8.37	0	0	0	0.00	0	0	0	0.00
Sub.			369	268	7.17		1	1	92.95		1	1	71.50
Rem.			64	48	8.85		0	0	0.00		0	0	0.00
Tot.			**433**	**317**	**7.42**		**1**	**1**	**92.95**		**1**	**1**	**71.50**

	Propane Production				Total NGL Production				Total Oil Equiv. Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2011	2	1	0	54.45	4	1	1	66.30	64	23	15	42.66
2012	1	1	0	56.44	3	1	1	68.69	45	16	12	43.78
2013	1	0	0	58.42	2	1	0	71.15	30	11	9	44.63
2014	1	0	0	60.42	1	1	0	72.72	11	4	3	46.53
2015	1	0	0	61.64	1	0	0	74.19	7	2	2	48.58
2016	0	0	0	62.88	1	0	0	75.69	5	2	1	50.20
2017	0	0	0	64.15	1	0	0	77.22	4	1	1	53.21
2018	0	0	0	65.45	0	0	0	78.78	3	1	1	56.45
2019	0	0	0	66.77	0	0	0	80.37	2	1	1	57.64
2020	0	0	0	68.10	0	0	0	81.98	3	1	1	52.99
2021	0	0	0	0.00	0	0	0	0.00	10	4	2	50.20
Sub.		2	1	58.50		5	3	70.81		66	48	45.08
Rem.		0	0	0.00		0	0	0.00		11	8	53.11
Tot.		**2**	**1**	**58.50**		**5**	**3**	**70.81**		**77**	**56**	**46.19**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2011	0	905	90	995	0	995	225	113	39	23	276	719	114	140	254
2012	0	641	73	714	0	714	109	80	24	19	146	569	120	134	254
2013	0	428	54	482	0	482	51	52	13	14	76	406	125	94	219
2014	0	146	38	184	0	184	23	23	8	6	32	152	25	23	48
2015	0	87	28	115	0	115	13	14	5	5	17	98	16	15	30
2016	0	67	21	88	0	88	10	11	4	4	12	76	16	11	27
2017	0	53	16	69	0	69	7	8	4	4	8	61	17	8	25
2018	0	43	12	55	0	55	6	7	3	3	6	49	17	6	23
2019	0	33	9	42	0	42	4	5	3	3	4	39	17	5	22
2020	0	56	6	62	0	62	12	7	3	3	13	49	17	9	26
2021	0	187	0	187	0	187	45	22	8	4	55	132	18	31	49
Sub.	0	2,646	348	2,994	0	2,994	504	342	113	89	644	2,350	502	476	977
Rem.	0	568	0	568	0	568	71	68	13	11	114	454	112	93	205
Tot.	**0**	**3,215**	**348**	**3,563**	**0**	**3,563**	**574**	**411**	**126**	**101**	**758**	**2,804**	**614**	**569**	**1,183**
Disc	0	2,067	246	2,313	0	2,313	391	264	83	65	507	1,806	379	370	750

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue M$**	Other Income M$	**Aband. Costs M$**	**Oper. Income M$**	**Net Capital Investment** Dev. M$	Plant M$	Tang. M$	Total M$	**Before Tax Cash Flow** Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	0	0	0	0	62	0	7	69	-69	-69	-66
2011	0	0	0	465	0	0	465	0	173	0	173	292	223	187
2012	0	0	0	314	0	0	314	0	0	0	0	314	537	435
2013	0	0	0	187	0	29	158	0	0	0	0	158	695	548
2014	0	0	0	104	0	11	93	0	0	0	0	93	788	609
2015	0	0	0	68	0	0	68	0	0	0	0	68	856	649
2016	0	0	0	49	0	0	49	0	0	0	0	49	905	675
2017	0	0	0	36	0	0	36	0	0	0	0	36	941	693
2018	0	0	0	26	0	0	26	0	0	0	0	26	967	704
2019	0	0	0	16	0	0	16	0	0	0	0	16	983	711
2020	0	0	0	23	0	0	23	37	0	0	37	-13	970	706
2021	0	0	0	84	0	0	84	0	0	0	0	84	1,054	734
Sub.	0	0	0	1,373	0	40	1,333	99	173	7	279	1,054	1,054	734
Rem.	0	0	0	249	0	17	232	0	0	0	0	232	1,286	796
Tot.	**0**	**0**	**0**	**1,622**	**0**	**57**	**1,565**	**99**	**173**	7	**279**	**1,286**	**1,286**	**796**
Disc	0	0	0	1,056	0	31	1,025	73	150	7	230	796	796	796

AFTER TAX ANALYSIS

Year	Oper. Income $	**Tax Pool Balances Incl. Current Year Additions** CCA $	COGPE $	CDE $	CEE $	Other $	**Depreciation & Writeoffs** CCA $	COGPE $	CDE $	CEE $	Other $	Total $
2010	0	6,900	0	62,100	0	0	863	0	18,630	0	0	19,493
2011	465,277	179,438	0	43,470	0	0	23,184	0	13,041	253,835	0	290,060
2012	314,358	156,253	0	30,429	-253,835	0	39,063	0	9,129	0	0	48,192
2013	157,951	117,190	0	21,300	-253,835	0	29,297	0	6,390	0	0	35,688
2014	93,107	87,892	0	14,910	-253,835	0	21,973	0	4,473	0	0	26,446
2015	67,976	1,893,165	236,196	107,077	5,446,165	0	473,291	23,620	32,123	0	0	529,034
2016	49,027	1,419,874	212,576	74,954	5,446,165	0	354,969	21,258	22,486	0	0	398,712
2017	35,877	1,064,906	191,319	52,468	5,446,165	0	266,226	19,132	15,740	0	0	301,099
2018	25,773	798,679	172,187	36,728	5,446,165	0	199,670	17,219	11,018	0	0	227,907
2019	16,440	599,009	154,968	25,709	5,446,165	0	149,752	15,497	7,713	0	0	172,962
2020	23,367	449,257	139,471	54,566	5,446,165	0	112,314	13,947	16,370	0	0	142,631
2021	83,624	336,943	125,524	38,196	5,446,165	0	84,236	12,552	11,459	0	0	108,247
Sub.	1,332,777	336,943	125,524	38,196	5,446,165	0	1,754,839	123,224	168,573	253,835	0	2,300,471
Rem.	231,965	336,943	125,524	38,196	5,446,165	0	207,731	52,934	23,592	0	0	284,256
Tot.	**1,564,742**	**336,943**	**125,524**	**38,196**	**5,446,165**	**0**	**1,962,570**	**176,158**	**192,164**	**253,835**	**0**	**2,584,727**
Disc	1,025,250					0	961,566	71,246	106,695	220,020	0	1,359,527

Year	Taxable Income $	**Federal** Tax Rate %	Income Tax $	**Provincial** Tax Rate %	Income Tax $	ARTD & Investment Credits $	Income Tax Payable $	**Net Cash Flow Before Income Tax** Annual $	Cum. $	10.0% Dcf $	**Net Cash Flow After Income Tax** Annual $	Cum. $	10.0% Dcf $
2010	-19,493	18.0	0	12.0	0	0	0	-69,000	-69,000	-65,789	-69,000	-69,000	-65,789
2011	175,217	16.5	0	12.0	0	0	0	291,877	222,877	187,205	291,877	222,877	187,205
2012	266,166	15.0	0	12.0	0	0	0	314,358	537,235	434,915	314,358	537,235	434,915
2013	122,263	15.0	0	12.0	0	0	0	157,951	695,185	548,063	157,951	695,185	548,063
2014	66,661	15.0	0	12.0	0	0	0	93,107	788,293	608,697	93,107	788,293	608,697
2015	-461,059	15.0	0	12.0	0	0	0	67,976	856,269	648,940	67,976	856,269	648,940
2016	-349,685	15.0	0	12.0	0	0	0	49,027	905,296	675,327	49,027	905,296	675,327
2017	-265,222	15.0	0	12.0	0	0	0	35,877	941,173	692,881	35,877	941,173	692,881
2018	-202,134	15.0	0	12.0	0	0	0	25,773	966,946	704,345	25,773	966,946	704,345
2019	-156,522	15.0	0	12.0	0	0	0	16,440	983,386	710,992	16,440	983,386	710,992
2020	-119,264	15.0	0	12.0	0	0	0	-13,203	970,183	706,139	-13,203	970,183	706,139
2021	-24,623	15.0	0	12.0	0	0	0	83,624	1,053,807	734,085	83,624	1,053,807	734,085
Sub.	-967,694		0		0	0	0	1,053,807	1,053,807	734,085	1,053,807	1,053,807	734,085
Rem.	-52,291		0		0	0	0	231,965	1,285,772	795,718	231,965	1,285,772	795,718
Tot.	**-1,019,985**		**0**		**0**	**0**	**0**	**1,285,772**	**1,285,772**	**795,718**	**1,285,772**	**1,285,772**	**795,718**
Disc	-334,277		0		0	0	0	795,718	795,718	795,718	795,718	795,718	795,718

SUMMARY OF RESERVES

Product	Units	**Remaining Reserves at Jan 01, 2010** Working Interest	Roy/NPI Interest	Total Company	Net	**Oil Equivalents** Oil Eq. Factor	Company Mboe	% of Total	**Reserve Life Indic. (yr)** Reserve Life	Life Index	Half Life
Residue Gas	MMcf	433	0	433	317	6.000	72	94	18.0	999.0	2.9
Gas Heat Content	BBtu	448	0	448	329	0.000	0	0	18.0	999.0	2.9
Condensate	Mbbl	1	0	1	1	1.000	1	2	11.0	999.0	2.9
Butane	Mbbl	1	0	1	1	1.000	1	2	11.0	999.0	3.1
Propane	Mbbl	2	0	2	1	1.000	2	3	11.0	999.0	3.1
Total: NGL	Mbbl	5	0	5	3	1.000	5	6	11.0	999.0	3.0
Total: Oil Eq.	Mboe	77	0	77	56	1.000	77	100	18.0	999.0	2.9

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Residue Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,576	92	1,644	91
Condensate	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	72	3	52	3
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	61	2	43	2
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	95	3	67	4
Total: NGL	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	228	8	162	9
Total: Oil Eq.	$/boe	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,804	100	1,806	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)				Net Present Value Before Income Tax					Net Present Value After Income Tax			
							Cash Flow				Cash Flow	
	Initial	Average	Disc. Rate %	Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	M$	$/boe	Operating Income M$	Capital Invest. M$	M$	$/boe
Crown Royalty	0.0000	16.1259	0.0	1,622	1,565	279	1,286	16.67	1,565	279	1,286	16.67
Non-crown Royalty	0.0000	11.5256	5.0	1,278	1,238	250	987	12.80	1,238	250	987	12.80
Mineral Tax	0.0000	0.0000	8.0	1,135	1,100	237	863	11.19	1,100	237	863	11.19
			10.0	1,056	1,025	230	796	10.32	1,025	230	796	10.32
			12.0	989	960	223	737	9.56	960	223	737	9.56
			15.0	902	877	213	664	8.60	877	213	664	8.60
			20.0	788	767	200	567	7.35	767	200	567	7.35

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:57:10

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Undeveloped**
Description:	**After Tax Analysis**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

		Light/Medium Oil Production				Solution Gas Production				Condensate Production			
Year	Company Oil Wells	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1	42	15	12	77.06	0	0	0	0.00	0	0	0	0.00
2011	1	35	13	11	80.22	18	6	6	7.08	0	0	0	79.15
2012	1	15	6	5	83.38	13	5	4	7.20	0	0	0	82.37
2013	1	9	3	3	86.54	11	4	4	7.26	0	0	0	85.59
2014	1	6	2	2	89.70	12	4	4	7.38	0	0	0	88.82
2015	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2016	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2017	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2018	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2019	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2020	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
2021	0	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
Sub.			39	33	80.42		19	18	7.21		0	0	83.38
Rem.			0	0	0.00		0	0	0.00		0	0	0.00
Tot.			**39**	**33**	**80.42**		**19**	**18**	**7.21**		**0**	**0**	**83.38**

	Total Oil + NGL Production				Total Oil Equiv. Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	42	15	12	77.06	42	15	12	77.06
2011	35	13	11	80.22	38	14	12	77.27
2012	15	6	5	83.38	17	6	6	78.57
2013	9	3	3	86.54	11	4	4	78.87
2014	6	2	2	89.70	7	3	3	77.98
2015	0	0	0	0.00	0	0	0	0.00
2016	0	0	0	0.00	0	0	0	0.00
2017	0	0	0	0.00	0	0	0	0.00
2018	0	0	0	0.00	0	0	0	0.00
2019	0	0	0	0.00	0	0	0	0.00
2020	0	0	0	0.00	0	0	0	0.00
2021	0	0	0	0.00	0	0	0	0.00
Sub.		39	33	80.43		42	36	77.58
Rem.		0	0	0.00		0	0	0.00
Tot.		**39**	**33**	**80.43**		**42**	**36**	**77.58**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	1,192	0	0	1,192	0	1,192	244	0	0	0	244	948	73	95	168
2011	1,021	46	1	1,068	0	1,068	163	0	0	0	163	905	149	87	236
2012	468	33	0	501	0	501	38	0	0	0	38	464	152	46	198
2013	272	30	0	303	0	303	14	0	0	0	14	289	155	30	185
2014	181	31	0	213	0	213	7	0	0	0	7	205	158	23	181
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Sub.	3,135	140	2	3,276	0	3,276	466	0	0	0	466	2,811	686	282	968
Rem.	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tot.	**3,135**	**140**	**2**	**3,276**	**0**	**3,276**	**466**	**0**	**0**	**0**	**466**	**2,811**	**686**	**282**	**968**
Disc	2,703	107	1	2,812	0	2,812	418	0	0	0	418	2,394	532	239	771

Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	**Net Prod'n Revenue M$**	Other Income M$	**Aband. Costs M$**	**Oper. Income M$**	**Net Capital Investment** Dev. M$	Plant M$	Tang. M$	Total M$	**Before Tax Cash Flow** Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	780	0	0	780	540	281	60	881	-102	-102	-97
2011	0	0	0	669	0	0	669	0	0	0	0	669	567	482
2012	0	0	0	266	0	0	266	0	0	0	0	266	833	692
2013	0	0	0	104	0	0	104	0	0	0	0	104	937	767
2014	0	0	0	24	0	32	-8	0	0	0	0	-8	929	761
2015	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2016	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2017	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2018	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2019	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2020	0	0	0	0	0	0	0	0	0	0	0	0	929	761
2021	0	0	0	0	0	0	0	0	0	0	0	0	929	761
Sub.	0	0	0	1,842	0	32	1,810	540	281	60	881	929	929	761
Rem.	0	0	0	0	0	0	0	0	0	0	0	0	929	761
Tot.	**0**	**0**	**0**	**1,842**	**0**	**32**	**1,810**	**540**	**281**	**60**	**881**	**929**	**929**	**761**
Disc	0	0	0	1,623	0	21	1,602	515	268	57	840	761	761	761

AFTER TAX ANALYSIS

Year	Oper. Income $	**Tax Pool Balances Incl. Current Year Additions** CCA $	COGPE $	CDE $	CEE $	Other $	**Depreciation & Writeoffs** CCA $	COGPE $	CDE $	CEE $	Other $	Total $
2010	779,509	341,250	0	540,000	0	0	42,656	0	162,000	0	0	204,656
2011	668,509	298,594	0	378,000	0	0	74,648	0	113,400	480,461	0	668,509
2012	265,958	223,945	0	264,600	-480,461	0	55,986	0	79,380	0	0	135,366
2013	104,191	167,959	0	185,220	-480,461	0	41,990	0	55,566	0	0	97,556
2014	-8,280	125,969	0	129,654	-480,461	0	31,492	0	38,896	0	0	70,389
2015	0	94,477	0	90,758	-480,461	0	23,619	0	27,227	0	0	50,847
2016	0	70,858	0	63,530	-480,461	0	17,714	0	19,059	0	0	36,774
2017	0	53,143	0	44,471	-480,461	0	13,286	0	13,341	0	0	26,627
2018	0	39,857	0	31,130	-480,461	0	9,964	0	9,339	0	0	19,303
2019	0	29,893	0	21,791	-480,461	0	7,473	0	6,537	0	0	14,011
2020	0	22,420	0	15,254	-480,461	0	5,605	0	4,576	0	0	10,181
2021	0	16,815	0	10,678	-480,461	0	4,204	0	3,203	0	0	7,407
Sub.	1,809,888	16,815	0	10,678	-480,461	0	328,639	0	532,526	480,461	0	1,341,625
Rem.	0	16,815	0	10,678	-480,461	0	10,367	0	6,595	0	0	16,962
Tot.	**1,809,888**	**16,815**	**0**	**10,678**	**-480,461**	**0**	**339,005**	**0**	**539,121**	**480,461**	**0**	**1,358,587**
Disc	1,601,503					0	243,724	0	424,643	416,456	0	1,084,823

Year	Taxable Income $	**Federal** Tax Rate %	Income Tax $	**Provincial** Tax Rate %	Income Tax $	ARTD & Investment Credits $	Income Tax Payable $	**Net Cash Flow Before Income Tax** Annual $	Cum. $	10.0% Dcf $	**Net Cash Flow After Income Tax** Annual $	Cum. $	10.0% Dcf $
2010	574,853	18.0	0	12.0	0	0	0	-101,741	-101,741	-97,006	-101,741	-101,741	-97,006
2011	0	16.5	0	12.0	0	0	0	668,509	566,768	482,447	668,509	566,768	482,447
2012	130,592	15.0	0	12.0	0	0	0	265,958	832,727	692,018	265,958	832,727	692,018
2013	6,635	15.0	0	12.0	0	0	0	104,191	936,918	766,656	104,191	936,918	766,656
2014	-78,668	15.0	0	12.0	0	0	0	-8,280	928,638	761,264	-8,280	928,638	761,264
2015	-50,847	15.0	0	12.0	0	0	0	0	928,638	761,264	0	928,638	761,264
2016	-36,774	15.0	0	12.0	0	0	0	0	928,638	761,264	0	928,638	761,264
2017	-26,627	15.0	0	12.0	0	0	0	0	928,638	761,264	0	928,638	761,264
2018	-19,303	15.0	0	12.0	0	0	0	0	928,638	761,264	0	928,638	761,264
2019	-14,011	15.0	0	12.0	0	0	0	0	928,638	761,264	0	928,638	761,264
2020	-10,181	15.0	0	12.0	0	0	0	0	928,638	761,264	0	928,638	761,264
2021	-7,407	15.0	0	12.0	0	0	0	0	928,638	761,264	0	928,638	761,264
Sub.	468,263		0		0	0	0	928,638	928,638	761,264	928,638	928,638	761,264
Rem.	-16,962		0		0	0	0	0	928,638	761,264	0	928,638	761,264
Tot.	**451,301**		**0**		**0**	**0**	**0**	**928,638**	**928,638**	**761,264**	**928,638**	**928,638**	**761,264**
Disc	516,679		0		0	0	0	761,264	761,264	761,264	761,264	761,264	761,264

SUMMARY OF RESERVES

Product	Units	**Remaining Reserves at Jan 01, 2010** Working Interest	Roy/NPI Interest	Total Company	Net	**Oil Equivalents** Oil Eq. Factor	Company Mboe	% of Total	**Reserve Life Indic. (yr)** Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	39	0	39	33	1.000	39	92	5.0	2.5	1.3
Solution Gas	MMcf	19	0	19	18	6.000	3	8	5.0	999.0	2.7
Gas Heat Content	BBtu	22	0	22	20	0.000	0	0	5.0	999.0	2.7
Oil+NGL	Mbbl	39	0	39	33	1.000	39	92	5.0	2.5	1.3
Total: Oil Eq.	Mboe	42	0	42	36	1.000	42	100	5.0	2.7	1.4

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,680	95	2,294	96
Solution Gas	$/Mcf	0.00	0.00	0.00	0.00	0.00	0.00	0.00	129	5	99	4
Condensate	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2	0	1	0
Total: Oil+NGL	$/bbl	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,682	95	2,295	96
Total: Oil Eq.	$/boe	83.26	-6.20	77.06	15.79	10.87	0.00	50.40	2,811	100	2,394	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)				Net Present Value Before Income Tax					Net Present Value After Income Tax			
			Disc. Rate	Prod'n Revenue	Operating Income	Capital Invest.	Cash Flow		Operating Income	Capital Invest.	Cash Flow	
	Initial	Average	%	M$	M$	M$	M$	$/boe	M$	M$	M$	$/boe
Crown Royalty	20.4847	14.2193	0.0	1,842	1,810	881	929	21.99	1,810	881	929	21.99
Non-crown Royalty	0.0000	0.0000	5.0	1,725	1,699	860	839	19.86	1,699	860	839	19.86
Mineral Tax	0.0000	0.0000	8.0	1,662	1,639	848	791	18.73	1,639	848	791	18.73
			10.0	1,623	1,602	840	761	18.03	1,602	840	761	18.03
			12.0	1,586	1,566	833	733	17.36	1,566	833	733	17.36
			15.0	1,533	1,516	822	694	16.44	1,516	822	694	16.44
			20.0	1,454	1,440	804	636	15.05	1,440	804	636	15.05

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:57:10

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Proved**
Property:	**Corporate**	Development Class:	**Total**
Description:	**After Tax Analysis**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	2	3	161	59	46	77.06	56	20	18	6.16	1,040	379	284	6.27
2011	2	4	111	40	33	80.22	68	25	22	7.08	815	297	221	7.06
2012	2	3	63	23	19	83.38	56	20	19	7.20	403	147	116	7.13
2013	2	2	41	15	13	86.54	53	19	18	7.26	214	78	66	7.17
2014	2	1	29	11	10	89.70	53	20	18	7.38	56	21	16	7.09
2015	0	0	0	0	0	0.00	0	0	0	0.00	33	12	10	7.29
2016	0	0	0	0	0	0.00	0	0	0	0.00	24	9	7	7.56
2017	0	0	0	0	0	0.00	0	0	0	0.00	18	7	5	8.11
2018	0	0	0	0	0	0.00	0	0	0	0.00	13	5	4	8.70
2019	0	0	0	0	0	0.00	0	0	0	0.00	10	4	3	8.89
2020	0	1	0	0	0	0.00	0	0	0	0.00	18	7	5	8.51
2021	0	0	0	0	0	0.00	0	0	0	0.00	61	22	14	8.37
Sub.				148	121	80.77		104	95	7.02		988	751	6.84
Rem.				0	0	0.00		0	0	0.00		64	48	8.85
Tot.				**148**	**121**	**80.77**		**104**	**95**	**7.02**		**1,052**	**800**	**6.97**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,095	400	302	6.27	2	1	0	75.93	0	0	0	0.00
2011	883	322	243	7.06	2	1	0	83.17	1	0	0	66.54
2012	459	167	135	7.14	1	0	0	87.51	1	0	0	68.98
2013	267	97	84	7.19	1	0	0	91.33	1	0	0	71.41
2014	110	40	35	7.23	0	0	0	96.38	0	0	0	73.84
2015	33	12	10	7.29	0	0	0	99.79	0	0	0	75.33
2016	24	9	7	7.56	0	0	0	101.81	0	0	0	76.86
2017	18	7	5	8.11	0	0	0	103.86	0	0	0	78.41
2018	13	5	4	8.70	0	0	0	105.96	0	0	0	79.99
2019	10	4	3	8.89	0	0	0	108.10	0	0	0	81.60
2020	18	7	5	8.51	0	0	0	110.26	0	0	0	83.24
2021	61	22	14	8.37	0	0	0	0.00	0	0	0	0.00
Sub.		1,092	847	6.86		2	1	86.12		1	1	71.50
Rem.		64	48	8.85		0	0	0.00		0	0	0.00
Tot.		**1,156**	**895**	**6.97**		**2**	**1**	**86.12**		**1**	**1**	**71.50**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	2	1	0	75.93	163	59	47	77.05
2011	2	1	0	54.45	5	2	1	68.58	115	42	34	79.76
2012	1	1	0	56.44	3	1	1	70.09	66	24	20	82.72
2013	1	0	0	58.42	2	1	0	72.11	43	16	13	85.79
2014	1	0	0	60.42	1	1	0	73.41	30	11	10	88.90
2015	1	0	0	61.64	1	0	0	74.19	1	0	0	74.19
2016	0	0	0	62.88	1	0	0	75.69	1	0	0	75.69
2017	0	0	0	64.15	1	0	0	77.22	1	0	0	77.22
2018	0	0	0	65.45	0	0	0	78.78	0	0	0	78.78
2019	0	0	0	66.77	0	0	0	80.37	0	0	0	80.37
2020	0	0	0	68.10	0	0	0	81.98	0	0	0	81.98
2021	0	0	0	0.00	0	0	0	0.00	0	0	0	0.00
Sub.		2	1	58.50		6	4	72.18		154	125	80.43
Rem.		0	0	0.00		0	0	0.00		0	0	0.00
Tot.		**2**	**1**	**58.50**		**6**	**4**	**72.18**		**154**	**125**	**80.43**

	Total Oil Equiv. Production			
Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	345	126	97	56.20
2011	263	96	74	58.80
2012	142	52	43	61.32
2013	87	32	27	64.11
2014	49	18	16	71.78
2015	7	2	2	48.58
2016	5	2	1	50.20
2017	4	1	1	53.21
2018	3	1	1	56.45
2019	2	1	1	57.64
2020	3	1	1	52.99
2021	10	4	2	50.20
Sub.		336	266	59.14
Rem.		11	8	53.11
Tot.		**346**	**274**	**58.96**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	4,534	2,504	47	7,085	0	7,085	1,337	252	0	81	1,507	5,578	1,115	837	1,953
2011	3,248	2,273	113	5,635	0	5,635	979	217	39	61	1,097	4,538	1,296	624	1,920
2012	1,909	1,195	83	3,187	0	3,187	429	124	24	37	492	2,695	1,056	453	1,509
2013	1,289	700	59	2,047	0	2,047	228	52	13	14	253	1,795	938	277	1,215
2014	945	290	40	1,275	0	1,275	125	23	8	6	134	1,141	778	140	918
2015	0	87	28	115	0	115	13	14	5	5	17	98	16	15	30
2016	0	67	21	88	0	88	10	11	4	4	12	76	16	11	27
2017	0	53	16	69	0	69	7	8	4	4	8	61	17	8	25
2018	0	43	12	55	0	55	6	7	3	3	6	49	17	6	23
2019	0	33	9	42	0	42	4	5	3	3	4	39	17	5	22
2020	0	56	6	62	0	62	12	7	3	3	13	49	17	9	26
2021	0	187	0	187	0	187	45	22	8	4	55	132	18	31	49
Sub.	11,925	7,489	434	19,849	0	19,849	3,195	742	113	226	3,598	16,251	5,301	2,416	7,716
Rem.	0	568	0	568	0	568	71	68	13	11	114	454	112	93	205
Tot.	**11,925**	**8,057**	**434**	**20,417**	**0**	**20,417**	**3,266**	**810**	**126**	**237**	**3,712**	**16,705**	**5,413**	**2,509**	**7,922**
Disc	10,182	6,366	323	16,871	0	16,871	2,765	629	83	189	3,122	13,749	4,277	2,047	6,324

								Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	3,625	0	0	3,625	677	281	67	1,025	2,600	2,600	2,479
2011	0	0	0	2,618	0	59	2,559	0	173	0	173	2,386	4,986	4,547
2012	0	0	0	1,186	0	31	1,155	0	0	0	0	1,155	6,140	5,457
2013	0	0	0	580	0	48	532	0	0	0	0	532	6,672	5,838
2014	0	0	0	224	0	76	148	0	0	0	0	148	6,820	5,934
2015	0	0	0	68	0	0	68	0	0	0	0	68	6,888	5,974
2016	0	0	0	49	0	0	49	0	0	0	0	49	6,937	6,000
2017	0	0	0	36	0	0	36	0	0	0	0	36	6,973	6,018
2018	0	0	0	26	0	0	26	0	0	0	0	26	6,998	6,029
2019	0	0	0	16	0	0	16	0	0	0	0	16	7,015	6,036
2020	0	0	0	23	0	0	23	37	0	0	37	-13	7,002	6,031
2021	0	0	0	84	0	0	84	0	0	0	0	84	7,085	6,059
Sub.	0	0	0	8,535	0	214	8,320	714	455	67	1,235	7,085	7,085	6,059
Rem.	0	0	0	249	0	17	232	0	0	0	0	232	7,317	6,121
Tot.	**0**	**0**	**0**	**8,783**	**0**	**231**	**8,552**	**714**	**455**	**67**	**1,235**	**7,317**	**7,317**	**6,121**
Disc	0	0	0	7,425	0	163	7,262	659	418	64	1,141	6,121	6,121	6,121

AFTER TAX ANALYSIS

Year	Oper. Income M$	Tax Pool Balances Incl. Current Year Additions: CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Depreciation & Writeoffs: CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Total M$
2010	3,625	8,048	400	1,177	5,700	0	1,969	40	353	0	3,500	5,862
2011	2,559	6,253	360	824	5,700	0	1,542	36	247	734	0	2,559
2012	1,155	4,711	324	577	4,966	0	1,178	32	173	0	0	1,383
2013	532	3,534	292	404	4,966	0	883	29	121	0	0	1,034
2014	148	2,650	262	283	4,966	0	663	26	85	0	0	774
2015	68	1,988	236	198	4,966	0	497	24	59	0	0	580
2016	49	1,491	213	138	4,966	0	373	21	42	0	0	435
2017	36	1,118	191	97	4,966	0	280	19	29	0	0	328
2018	26	839	172	68	4,966	0	210	17	20	0	0	247
2019	16	629	155	48	4,966	0	157	15	14	0	0	187
2020	23	472	139	70	4,966	0	118	14	21	0	0	153
2021	84	354	126	49	4,966	0	88	13	15	0	0	116
Sub.	8,320	354	126	49	4,966	0	7,956	287	1,179	734	3,500	13,657
Rem.	232	354	126	49	4,966	0	218	53	30	0	0	301
Tot.	**8,552**	**354**	**126**	**49**	**4,966**	**0**	**8,174**	**340**	**1,210**	**734**	**3,500**	**13,958**
Disc	7,262					0	6,124	204	936	636	3,337	11,238

Year	Taxable Income $	Federal: Tax Rate %	Federal: Income Tax $	Provincial: Tax Rate %	Provincial: Income Tax $	ARTD & Investment Credits $	Income Tax Payable $	Net Cash Flow Before Income Tax: Annual $	Cum. $	10.0% Dcf $	Net Cash Flow After Income Tax: Annual $	Cum. $	10.0% Dcf $
2010	-2,236,377	18.0	0	12.0	0	0	0	2,600,022	2,600,022	2,479,023	2,600,022	2,600,022	2,479,023
2011	0	16.5	0	12.0	0	0	0	2,385,669	4,985,691	4,546,884	2,385,669	4,985,691	4,546,884
2012	-228,627	15.0	0	12.0	0	0	0	1,154,669	6,140,360	5,456,746	1,154,669	6,140,360	5,456,746
2013	-502,141	15.0	0	12.0	0	0	0	531,539	6,671,899	5,837,515	531,539	6,671,899	5,837,515
2014	-625,789	15.0	0	12.0	0	0	0	147,788	6,819,688	5,933,759	147,788	6,819,688	5,933,759
2015	-511,905	15.0	0	12.0	0	0	0	67,976	6,887,663	5,974,002	67,976	6,887,663	5,974,002
2016	-386,459	15.0	0	12.0	0	0	0	49,027	6,936,691	6,000,389	49,027	6,936,691	6,000,389
2017	-291,849	15.0	0	12.0	0	0	0	35,877	6,972,568	6,017,943	35,877	6,972,568	6,017,943
2018	-221,437	15.0	0	12.0	0	0	0	25,773	6,998,341	6,029,406	25,773	6,998,341	6,029,406
2019	-170,533	15.0	0	12.0	0	0	0	16,440	7,014,780	6,036,054	16,440	7,014,780	6,036,054
2020	-129,445	15.0	0	12.0	0	0	0	-13,203	7,001,578	6,031,201	-13,203	7,001,578	6,031,201
2021	-32,030	15.0	0	12.0	0	0	0	83,624	7,085,202	6,059,146	83,624	7,085,202	6,059,146
Sub.	-5,336,592		0		0	0	0	7,085,202	7,085,202	6,059,146	7,085,202	7,085,202	6,059,146
Rem.	-69,253		0		0	0	0	231,965	7,317,167	6,120,779	231,965	7,317,167	6,120,779
Tot.	**-5,405,845**		**0**		**0**	**0**	**0**	**7,317,167**	**7,317,167**	**6,120,779**	**7,317,167**	**7,317,167**	**6,120,779**
Disc	-3,975,842		0		0	0	0	6,120,779	6,120,779	6,120,779	6,120,779	6,120,779	6,120,779

SUMMARY OF RESERVES

Product	Units	Remaining Reserves at Jan 01, 2010: Working Interest	Roy/NPI Interest	Total Company	Net	Oil Equivalents: Oil Eq. Factor	Company Mboe	% of Total	Reserve Life Indic. (yr): Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	148	0	148	121	1.000	148	43	5.0	2.5	1.4
Solution Gas	MMcf	104	0	104	95	6.000	17	5	5.0	5.1	2.3
Residue Gas	MMcf	1,052	0	1,052	800	6.000	175	51	18.0	2.8	1.5
Total: Gas	MMcf	1,156	0	1,156	895	6.000	193	56	18.0	2.9	1.6
Gas Heat Content	BBtu	1,262	0	1,262	980	0.000	0	0	18.0	2.9	1.6
Condensate	Mbbl	2	0	2	1	1.000	2	1	11.0	3.9	1.9
Butane	Mbbl	1	0	1	1	1.000	1	0	11.0	999.0	3.1
Propane	Mbbl	2	0	2	1	1.000	2	1	11.0	999.0	3.1
Total: NGL	Mbbl	6	0	6	4	1.000	6	2	11.0	9.8	2.6
Total: Oil+NGL	Mbbl	154	0	154	125	1.000	154	44	11.0	2.6	1.4
Total: Oil Eq.	Mboe	346	0	346	274	1.000	346	100	18.0	2.7	1.5

PRODUCT REVENUE AND EXPENSES

Product	Units	Average First Year Unit Values: Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Net Revenue After Royalties: Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	16.37	9.85	0.00	50.85	9,811	59	8,332	61
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	3.38	0.00	2.17	669	4	531	4
Residue Gas	$/Mcf	5.75	0.52	6.27	1.37	3.44	0.00	1.47	5,933	36	4,667	34
Total: Gas	$/Mcf	5.75	0.51	6.27	1.33	3.44	0.00	1.50	6,602	40	5,198	38
Condensate	$/bbl	82.43	-6.50	75.93	21.21	0.00	0.00	54.71	136	1	108	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	61	0	43	0
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	95	1	67	0
Total: NGL	$/bbl	82.43	-6.50	75.93	21.21	0.00	0.00	54.71	292	2	219	2
Total: Oil+NGL	$/bbl	83.25	-6.20	77.05	16.42	9.75	0.00	50.89	10,103	60	8,551	62
Total: Oil Eq.	$/boe	57.50	-1.30	56.20	11.95	15.49	0.00	28.76	16,705	100	13,749	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average	Disc. Rate %	Prod'n Revenue M$	NPV Before Income Tax: Operating Income M$	NPV Before Income Tax: Capital Invest. M$	NPV Before Income Tax: Cash Flow M$	NPV Before Income Tax: Cash Flow $/boe	NPV After Income Tax: Operating Income M$	NPV After Income Tax: Capital Invest. M$	NPV After Income Tax: Cash Flow M$	NPV After Income Tax: Cash Flow $/boe
Crown Royalty	18.8671	15.9939	0.0	8,783	8,552	1,235	7,317	21.13	8,552	1,235	7,317	21.13
Non-crown Royalty	3.5506	3.9674	5.0	8,015	7,824	1,184	6,641	19.18	7,824	1,184	6,641	19.18
Mineral Tax	0.0000	0.0000	8.0	7,645	7,472	1,157	6,314	18.23	7,472	1,157	6,314	18.23
			10.0	7,425	7,262	1,141	6,121	17.67	7,262	1,141	6,121	17.67
			12.0	7,223	7,069	1,126	5,943	17.16	7,069	1,126	5,943	17.16
			15.0	6,947	6,806	1,105	5,701	16.46	6,806	1,105	5,701	16.46
			20.0	6,548	6,424	1,073	5,351	15.45	6,424	1,073	5,351	15.45

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:57:10

Company:	**Dejour Energy (Alberta) Ltd.**	Reserve Class:	**Probable**
Property:	**Corporate**	Development Class:	**Total**
Description:	**After Tax Analysis**	Pricing:	**GLJ (2010-01)**
		Effective Date:	**December 31, 2009**

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	0	0	24	9	7	77.06	2	1	1	6.16	97	36	26	6.27
2011	1	1	119	44	34	80.22	43	16	14	7.08	512	187	134	7.06
2012	1	2	65	24	19	83.38	44	16	15	7.20	287	105	73	7.12
2013	1	1	33	12	10	86.54	38	14	13	7.26	241	88	64	7.18
2014	1	1	20	7	6	89.70	30	11	10	7.38	230	84	71	7.30
2015	2	2	35	13	11	91.64	53	19	18	7.49	185	67	59	7.40
2016	1	1	23	8	7	93.61	41	15	14	7.79	60	22	18	7.40
2017	0	0	0	0	0	0.00	0	0	0	0.00	30	11	9	8.11
2018	0	0	0	0	0	0.00	0	0	0	0.00	25	9	7	8.70
2019	0	0	0	0	0	0.00	0	0	0	0.00	20	7	6	8.89
2020	0	0	0	0	0	0.00	0	0	0	0.00	7	2	3	10.62
2021	0	0	0	0	0	0.00	0	0	0	0.00	-41	-15	-8	7.94
Sub.				116	94	84.08		91	85	7.36		603	461	7.18
Rem.				0	0	0.00		0	0	0.00		64	39	9.66
Tot.				**116**	**94**	**84.08**		**91**	**85**	**7.36**		**667**	**500**	**7.42**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	99	36	26	6.26	0	0	0	75.93	0	0	0	0.00
2011	555	203	148	7.06	1	1	0	85.11	1	0	0	66.54
2012	330	121	88	7.13	1	0	0	89.17	1	0	0	68.98
2013	279	102	77	7.19	1	0	0	92.14	1	0	0	71.41
2014	260	95	81	7.31	1	0	0	94.83	1	0	0	73.84
2015	237	87	76	7.42	1	0	0	96.15	0	0	0	75.33
2016	101	37	32	7.56	0	0	0	100.49	0	0	0	76.86
2017	30	11	9	8.11	0	0	0	103.86	0	0	0	78.41
2018	25	9	7	8.70	0	0	0	105.96	0	0	0	79.99
2019	20	7	6	8.89	0	0	0	108.10	0	0	0	81.60
2020	7	2	3	10.62	0	0	0	110.26	0	0	0	83.24
2021	-41	-15	-8	7.94	0	0	0	112.46	0	0	0	84.90
Sub.		695	546	7.21		2	1	92.79		2	1	72.68
Rem.		64	39	9.66		0	0	115.11		0	0	86.89
Tot.		**758**	**584**	**7.41**		**2**	**1**	**93.30**		**2**	**1**	**73.13**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	0	0	0	75.93	24	9	7	77.06
2011	2	1	0	54.45	5	2	1	66.98	124	45	35	79.71
2012	2	1	0	56.43	4	1	1	68.95	68	25	20	82.60
2013	1	0	0	58.42	3	1	1	71.55	35	13	11	85.36
2014	1	0	0	60.42	2	1	0	74.40	22	8	6	88.17
2015	1	0	0	61.64	2	1	0	76.47	36	13	12	90.90
2016	1	0	0	62.88	1	0	0	76.35	24	9	8	92.72
2017	0	0	0	64.15	1	0	0	77.22	1	0	0	77.22
2018	0	0	0	65.45	1	0	0	78.78	1	0	0	78.78
2019	0	0	0	66.77	1	0	0	80.37	1	0	0	80.37
2020	0	0	0	68.10	1	0	0	81.98	1	0	0	81.98
2021	0	0	0	69.46	1	0	0	83.61	1	0	0	83.61
Sub.		3	2	59.46		7	4	72.57		123	98	83.39
Rem.		0	0	71.10		0	0	85.58		0	0	85.58
Tot.		**3**	**2**	**59.83**		**8**	**4**	**72.94**		**123**	**99**	**83.39**

Total Oil Equiv. Production

Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	40	15	11	60.82
2011	217	79	60	63.78
2012	123	45	35	64.85
2013	82	30	23	61.34
2014	65	24	20	58.68
2015	76	28	24	66.75
2016	41	15	13	73.31
2017	6	2	2	53.21
2018	5	2	1	56.45
2019	4	1	1	57.64
2020	2	1	1	70.03
2021	-6	-2	-1	44.05
Sub.		239	189	63.94
Rem.		11	7	58.51
Tot.		**250**	**196**	**63.71**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest Total	Company Interest Total									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	M$	M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	663	227	4	894	0	894	208	16	0	3	221	673	0	96	96
2011	3,497	1,431	116	5,045	0	5,045	1,121	76	27	13	1,157	3,887	122	513	635
2012	1,969	860	93	2,922	0	2,922	546	88	26	22	587	2,336	253	363	616
2013	1,027	732	73	1,832	0	1,832	273	93	17	27	322	1,510	267	261	529
2014	643	694	59	1,396	0	1,396	181	55	11	13	212	1,183	339	226	564
2015	1,157	643	49	1,848	0	1,848	184	46	7	11	211	1,637	976	255	1,231
2016	785	278	35	1,099	0	1,099	115	25	4	5	130	968	654	120	773
2017	0	90	27	117	0	117	13	14	3	3	21	97	17	14	31
2018	0	79	22	101	0	101	11	12	3	3	17	84	17	12	29
2019	0	66	19	85	0	85	9	10	2	2	14	70	17	10	27
2020	0	25	17	42	0	42	-1	5	1	2	1	41	18	3	21
2021	0	-120	19	-101	0	-101	-35	-12	-4	1	-44	-57	18	-21	-3
Sub.	9,740	5,006	534	15,280	0	15,280	2,623	428	95	105	2,850	12,429	2,697	1,851	4,548
Rem.	0	617	19	635	0	635	161	76	32	16	189	446	100	100	200
Tot.	**9,740**	**5,623**	**552**	**15,915**	**0**	**15,915**	**2,785**	**504**	**127**	**122**	**3,040**	**12,875**	**2,797**	**1,951**	**4,748**
Disc	7,476	3,826	365	11,668	0	11,668	2,121	321	78	77	2,287	9,381	1,699	1,399	3,099

								Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	577	0	0	577	0	0	0	0	577	577	550
2011	0	0	0	3,253	0	-28	3,281	620	363	69	1,052	2,229	2,806	2,482
2012	0	0	0	1,720	0	-2	1,722	0	0	0	0	1,722	4,528	3,840
2013	0	0	0	981	0	-17	998	0	0	0	0	998	5,526	4,554
2014	0	0	0	619	0	-11	630	0	0	0	0	630	6,156	4,965
2015	0	0	0	406	0	83	323	0	0	0	0	323	6,479	5,156
2016	0	0	0	195	0	45	150	0	0	0	0	150	6,629	5,236
2017	0	0	0	66	0	0	66	0	0	0	0	66	6,695	5,269
2018	0	0	0	55	0	0	55	0	0	0	0	55	6,750	5,293
2019	0	0	0	43	0	0	43	0	0	0	0	43	6,793	5,311
2020	0	0	0	20	0	0	20	-37	0	0	-37	56	6,849	5,331
2021	0	0	0	-54	0	0	-54	0	0	0	0	-54	6,795	5,313
Sub.	0	0	0	7,881	0	70	7,810	583	363	69	1,015	6,795	6,795	5,313
Rem.	0	0	0	247	0	17	230	39	0	0	39	191	6,986	5,341
Tot.	**0**	**0**	**0**	**8,128**	**0**	**87**	**8,040**	**622**	**363**	**69**	**1,054**	**6,986**	**6,986**	**5,341**
Disc	0	0	0	6,282	0	32	6,250	534	315	60	909	5,341	5,341	5,341

AFTER TAX ANALYSIS

		Tax Pool Balances Incl. Current Year Additions					Depreciation & Writeoffs					
Year	Oper. Income $	CCA $	COGPE $	CDE $	CEE $	Other $	CCA $	COGPE $	CDE $	CEE $	Other $	Total $
2010	577,201	0	0	0	0	0	0	0	0	0	0	0
2011	3,280,683	432,225	0	619,650	0	0	54,028	0	185,895	3,040,759	0	3,280,683
2012	1,722,474	378,197	0	433,755	-3,040,759	0	94,549	0	130,127	1,269,171	0	1,493,847
2013	997,794	283,648	0	303,629	-4,309,931	0	70,912	0	91,089	333,653	0	495,653
2014	630,086	212,736	0	212,540	-4,643,584	0	53,184	0	63,762	0	0	116,946
2015	322,510	159,552	0	148,778	-4,643,584	0	39,888	0	44,633	0	0	84,521
2016	149,878	119,664	0	104,145	-4,643,584	0	29,916	0	31,243	0	0	61,159
2017	66,077	89,748	0	72,901	-4,643,584	0	22,437	0	21,870	0	0	44,307
2018	55,019	67,311	0	51,031	-4,643,584	0	16,828	0	15,309	0	0	32,137
2019	43,259	50,483	0	35,722	-4,643,584	0	12,621	0	10,716	0	0	23,337
2020	19,716	37,862	0	-11,565	-4,643,584	0	9,466	0	-3,469	0	0	5,996
2021	-54,226	28,397	0	-8,095	-4,643,584	0	7,099	0	-2,429	0	0	4,671
Sub.	7,810,471	28,397	0	-8,095	-4,643,584	0	410,927	0	588,747	4,643,584	0	5,643,258
Rem.	229,961	28,397	0	-8,095	-4,643,584	0	52,378	20,647	34,794	180,165	0	287,984
Tot.	**8,040,432**	**28,397**	**0**	**-8,095**	**-4,643,584**	**0**	**463,306**	**20,647**	**623,541**	**4,823,748**	**0**	**5,931,242**
Disc	6,249,845					0	285,862	3,125	441,202	3,911,332	0	4,641,521

		Federal		Provincial				Net Cash Flow Before Income Tax			Net Cash Flow After Income Tax		
Year	Taxable Income $	Tax Rate %	Income Tax $	Tax Rate %	Income Tax $	ARTD & Investment Credits $	Income Tax Payable $	Annual $	Cum. $	10.0% Dcf $	Annual $	Cum. $	10.0% Dcf $
2010	577,201	18.0	0	12.0	0	0	0	577,201	577,201	550,340	577,201	577,201	550,340
2011	0	16.5	0	12.0	0	0	0	2,228,808	2,806,009	2,482,235	2,228,808	2,806,009	2,482,235
2012	228,627	15.0	0	12.0	0	0	0	1,722,474	4,528,483	3,839,519	1,722,474	4,528,483	3,839,519
2013	502,141	15.0	0	12.0	0	0	0	997,794	5,526,277	4,554,290	997,794	5,526,277	4,554,290
2014	513,140	15.0	0	12.0	0	0	0	630,086	6,156,362	4,964,619	630,086	6,156,362	4,964,619
2015	237,988	15.0	0	12.0	0	0	0	322,510	6,478,872	5,155,553	322,510	6,478,872	5,155,553
2016	88,719	15.0	0	12.0	0	0	0	149,878	6,628,750	5,236,218	149,878	6,628,750	5,236,218
2017	21,770	15.0	0	12.0	0	0	0	66,077	6,694,827	5,268,548	66,077	6,694,827	5,268,548
2018	22,882	15.0	0	12.0	0	0	0	55,019	6,749,847	5,293,020	55,019	6,749,847	5,293,020
2019	19,921	15.0	0	12.0	0	0	0	43,259	6,793,105	5,310,513	43,259	6,793,105	5,310,513
2020	13,720	15.0	0	12.0	0	0	0	56,286	6,849,391	5,331,203	56,286	6,849,391	5,331,203
2021	-58,896	15.0	0	12.0	0	0	0	-54,226	6,795,166	5,313,082	-54,226	6,795,166	5,313,082
Sub.	2,167,213		0		0	0	0	6,795,166	6,795,166	5,313,082	6,795,166	6,795,166	5,313,082
Rem.	-58,023		0		0	0	0	191,153	6,986,319	5,340,822	191,153	6,986,319	5,340,822
Tot.	**2,109,190**		**0**		**0**	**0**	**0**	**6,986,319**	**6,986,319**	**5,340,822**	**6,986,319**	**6,986,319**	**5,340,822**
Disc	1,608,325		0		0	0	0	5,340,822	5,340,822	5,340,822	5,340,822	5,340,822	5,340,822

SUMMARY OF RESERVES

		Remaining Reserves at Jan 01, 2010				Oil Equivalents			Reserve Life Indic. (yr)		
Product	Units	Working Interest	Roy/NPI Interest	Total Company	Net	Oil Eq. Factor	Company Mboe	% of Total	Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	116	0	116	94	1.000	116	46	7.0	13.5	2.2
Solution Gas	MMcf	91	0	91	85	6.000	15	6	7.0	128.0	4.0
Residue Gas	MMcf	667	0	667	500	6.000	111	44	22.0	18.7	3.1
Total: Gas	MMcf	758	0	758	584	6.000	126	51	22.0	20.9	3.2
Gas Heat Content	BBtu	821	0	821	637	0.000	0	0	22.0	20.9	3.2
Condensate	Mbbl	2	0	2	1	1.000	2	1	14.0	41.7	3.4
Butane	Mbbl	2	0	2	1	1.000	2	1	14.0	999.0	3.7
Propane	Mbbl	3	0	3	2	1.000	3	1	14.0	999.0	3.7
Total: NGL	Mbbl	8	0	8	4	1.000	8	3	14.0	141.8	3.6
Total: Oil+NGL	Mbbl	123	0	123	99	1.000	123	49	14.0	14.3	2.3
Total: Oil Eq.	Mboe	250	0	250	196	1.000	250	100	22.0	17.0	2.7

PRODUCT REVENUE AND EXPENSES

		Average First Year Unit Values							Net Revenue After Royalties			
Product	Units	Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	18.50	6.12	0.00	52.45	7,941	62	6,046	64
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	1.18	0.00	4.37	623	5	429	5
Residue Gas	$/Mcf	5.75	0.51	6.27	1.69	1.20	0.00	3.38	3,954	31	2,667	28
Total: Gas	$/Mcf	5.75	0.51	6.26	1.67	1.19	0.00	3.40	4,577	36	3,096	33
Condensate	$/bbl	82.43	-6.50	75.93	19.98	0.00	0.00	55.94	129	1	88	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	90	1	59	1
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	139	1	91	1
Total: NGL	$/bbl	82.43	-6.50	75.93	19.98	0.00	0.00	55.94	358	3	238	3
Total: Oil+NGL	$/bbl	83.26	-6.20	77.06	18.50	6.08	0.00	52.47	8,299	64	6,284	67
Total: Oil Eq.	$/boe	63.20	-2.39	60.82	15.02	6.53	0.00	39.27	12,875	100	9,381	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)			Disc. Rate	Net Present Value Before Income Tax					Net Present Value After Income Tax			
				Prod'n Revenue	Operating Income	Capital Invest.	Cash Flow		Operating Income	Capital Invest.	Cash Flow	
	Initial	Average	%	M$	M$	M$	M$	$/boe	M$	M$	M$	$/boe
Crown Royalty	23.2774	17.4963	0.0	8,128	8,040	1,054	6,986	27.97	8,040	1,054	6,986	27.97
Non-crown Royalty	1.7439	3.1694	5.0	7,076	7,023	976	6,047	24.21	7,023	976	6,047	24.21
Mineral Tax	0.0000	0.0000	8.0	6,576	6,537	935	5,602	22.42	6,537	935	5,602	22.42
			10.0	6,282	6,250	909	5,341	21.38	6,250	909	5,341	21.38
			12.0	6,013	5,987	885	5,103	20.43	5,987	885	5,103	20.43
			15.0	5,650	5,632	850	4,782	19.14	5,632	850	4,782	19.14
			20.0	5,132	5,122	798	4,324	17.31	5,122	798	4,324	17.31

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:57:11

Company:	Dejour Energy (Alberta) Ltd.	Reserve Class:	Proved Plus Probable
Property:	Corporate	Development Class:	Total
Description:	After Tax Analysis	Pricing:	GLJ (2010-01)
		Effective Date:	December 31, 2009

Economic Forecast

PRODUCTION FORECAST

	Company Wells		Light/Medium Oil Production				Solution Gas Production				Residue Gas Production			
Year	Oil	Gas	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf
2010	2	3	185	67	53	77.06	58	21	19	6.16	1,137	415	310	6.27
2011	2	5	230	84	67	80.22	110	40	36	7.08	1,327	484	355	7.06
2012	2	4	127	47	39	83.38	100	36	34	7.20	689	252	189	7.13
2013	2	3	73	27	23	86.54	91	33	31	7.26	455	166	130	7.17
2014	2	2	49	18	15	89.70	84	31	28	7.38	286	104	87	7.26
2015	2	2	35	13	11	91.64	53	19	18	7.49	217	79	68	7.39
2016	1	1	23	8	7	93.61	41	15	14	7.79	84	31	25	7.45
2017	0	1	0	0	0	0.00	0	0	0	0.00	48	18	15	8.11
2018	0	1	0	0	0	0.00	0	0	0	0.00	38	14	12	8.70
2019	0	1	0	0	0	0.00	0	0	0	0.00	30	11	9	8.89
2020	0	1	0	0	0	0.00	0	0	0	0.00	25	9	7	9.07
2021	0	1	0	0	0	0.00	0	0	0	0.00	20	7	6	9.25
Sub.				264	215	82.22		196	180	7.18		1,591	1,212	6.97
Rem.				0	0	0.00		0	0	0.00		128	87	9.25
Tot.				**264**	**215**	**82.22**		**196**	**180**	**7.18**		**1,719**	**1,299**	**7.14**

	Total Gas Production				Condensate Production				Butane Production			
Year	Company Daily Mcf/d	Company Yearly MMcf	Net Yearly MMcf	Price $/Mcf	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	1,195	436	328	6.27	2	1	0	75.93	0	0	0	0.00
2011	1,438	525	391	7.06	3	1	1	84.04	2	1	0	66.54
2012	789	288	222	7.14	2	1	0	88.31	2	1	0	68.98
2013	546	199	161	7.19	2	1	0	91.76	1	0	0	71.41
2014	370	135	115	7.28	1	0	0	95.40	1	0	0	73.84
2015	270	99	86	7.41	1	0	0	97.20	1	0	0	75.33
2016	125	46	39	7.56	1	0	0	100.95	1	0	0	76.86
2017	48	18	15	8.11	0	0	0	103.86	0	0	0	78.41
2018	38	14	12	8.70	0	0	0	105.96	0	0	0	79.99
2019	30	11	9	8.89	0	0	0	108.10	0	0	0	81.60
2020	25	9	7	9.07	0	0	0	110.26	0	0	0	83.24
2021	20	7	6	9.25	0	0	0	112.46	0	0	0	84.90
Sub.		1,786	1,392	7.00		5	3	89.30		3	2	72.19
Rem.		128	87	9.25		0	0	115.11		0	0	86.89
Tot.		**1,914**	**1,479**	**7.15**		**5**	**3**	**89.59**		**3**	**2**	**72.47**

	Propane Production				Total NGL Production				Total Oil + NGL Production			
Year	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl	Company Daily bbl/d	Company Yearly Mbbl	Net Yearly Mbbl	Price $/bbl
2010	0	0	0	0.00	2	1	0	75.93	187	68	53	77.05
2011	4	1	1	54.45	9	3	2	67.76	240	87	69	79.74
2012	3	1	1	56.43	7	3	1	69.48	134	49	40	82.66
2013	2	1	0	58.42	5	2	1	71.80	78	29	24	85.60
2014	2	1	0	60.42	4	1	1	73.99	52	19	16	88.60
2015	1	0	0	61.64	3	1	1	75.62	37	14	12	90.44
2016	1	0	0	62.88	2	1	0	76.10	25	9	8	92.20
2017	1	0	0	64.15	2	1	0	77.22	2	1	0	77.22
2018	1	0	0	65.45	1	0	0	78.78	1	0	0	78.78
2019	0	0	0	66.77	1	0	0	80.37	1	0	0	80.37
2020	0	0	0	68.10	1	0	0	81.98	1	0	0	81.98
2021	0	0	0	69.46	1	0	0	83.61	1	0	0	83.61
Sub.		6	3	59.07		13	8	72.39		277	223	81.75
Rem.		0	0	71.10		0	0	85.58		0	0	85.58
Tot.		**6**	**3**	**59.29**		**14**	**8**	**72.60**		**277**	**223**	**81.75**

Total Oil Equiv. Production

Year	Company Daily boe/d	Company Yearly Mboe	Net Yearly Mboe	Price $/boe
2010	386	141	108	56.68
2011	479	175	134	61.05
2012	266	97	77	62.96
2013	169	62	51	62.77
2014	114	42	35	64.28
2015	82	30	26	65.31
2016	46	17	14	70.89
2017	10	4	3	53.21
2018	8	3	2	56.45
2019	6	2	2	57.64
2020	5	2	1	58.79
2021	4	1	1	59.96
Sub.		575	455	61.14
Rem.		22	15	55.83
Tot.		**596**	**470**	**60.95**

REVENUE AND EXPENSE FORECAST

	Revenue Before Burdens						Royalty Burdens Pre-Processing		Gas Processing Allowance		Total Royalty After Process.	Net Revenue After Royalty	Operating Expenses		
	Working Interest				Royalty Interest	Company Interest									
Year	Oil M$	Gas M$	NGL+Sul M$	Total M$	Total M$	Total M$	Crown M$	Other M$	Crown M$	Other M$	M$	M$	Fixed M$	Variable M$	Total M$
2010	5,196	2,732	51	7,979	0	7,979	1,545	267	0	84	1,728	6,251	1,115	933	2,049
2011	6,745	3,705	230	10,680	0	10,680	2,101	293	66	74	2,254	8,425	1,418	1,137	2,555
2012	3,879	2,055	176	6,110	0	6,110	975	212	50	59	1,079	5,031	1,309	816	2,125
2013	2,316	1,432	131	3,879	0	3,879	500	145	30	41	575	3,304	1,205	538	1,743
2014	1,588	984	99	2,671	0	2,671	306	78	18	20	346	2,325	1,116	365	1,482
2015	1,157	730	77	1,964	0	1,964	196	59	11	16	228	1,736	992	270	1,262
2016	785	345	56	1,187	0	1,187	124	36	8	9	142	1,044	670	131	800
2017	0	143	43	187	0	187	20	22	6	7	29	157	33	22	55
2018	0	121	35	156	0	156	17	19	6	6	24	133	34	18	52
2019	0	99	28	127	0	127	13	15	5	6	18	109	34	15	49
2020	0	81	23	105	0	105	11	13	4	5	14	90	35	12	47
2021	0	67	19	86	0	86	9	10	4	5	11	75	36	10	46
Sub.	21,666	12,495	968	35,129	0	35,129	5,818	1,170	208	331	6,449	28,680	7,998	4,267	12,265
Rem.	0	1,185	19	1,204	0	1,204	232	144	45	28	304	900	212	193	405
Tot.	**21,666**	**13,680**	**987**	**36,332**	**0**	**36,332**	**6,050**	**1,314**	**253**	**359**	**6,752**	**29,580**	**8,210**	**4,459**	**12,669**
Disc	17,658	10,192	689	28,539	0	28,539	4,886	950	162	265	5,409	23,129	5,977	3,446	9,423

								Net Capital Investment				Before Tax Cash Flow		
Year	Mineral Tax M$	Capital Tax M$	NPI Burden M$	Net Prod'n Revenue M$	Other Income M$	Aband. Costs M$	Oper. Income M$	Dev. M$	Plant M$	Tang. M$	Total M$	Annual M$	Cum. M$	10.0% Dcf M$
2010	0	0	0	4,202	0	0	4,202	677	281	67	1,025	3,177	3,177	3,029
2011	0	0	0	5,870	0	31	5,840	620	537	69	1,225	4,614	7,792	7,029
2012	0	0	0	2,906	0	29	2,877	0	0	0	0	2,877	10,669	9,296
2013	0	0	0	1,561	0	32	1,529	0	0	0	0	1,529	12,198	10,392
2014	0	0	0	843	0	65	778	0	0	0	0	778	12,976	10,898
2015	0	0	0	474	0	83	390	0	0	0	0	390	13,367	11,130
2016	0	0	0	244	0	45	199	0	0	0	0	199	13,565	11,237
2017	0	0	0	102	0	0	102	0	0	0	0	102	13,667	11,286
2018	0	0	0	81	0	0	81	0	0	0	0	81	13,748	11,322
2019	0	0	0	60	0	0	60	0	0	0	0	60	13,808	11,347
2020	0	0	0	43	0	0	43	0	0	0	0	43	13,851	11,362
2021	0	0	0	29	0	0	29	0	0	0	0	29	13,880	11,372
Sub.	0	0	0	16,416	0	285	16,131	1,297	818	136	2,251	13,880	13,880	11,372
Rem.	0	0	0	495	0	33	462	39	0	0	39	423	14,303	11,462
Tot.	**0**	**0**	**0**	**16,911**	**0**	**318**	**16,593**	**1,336**	**818**	**136**	**2,289**	**14,303**	**14,303**	**11,462**
Disc	0	0	0	13,707	0	195	13,512	1,193	733	123	2,050	11,462	11,462	11,462

AFTER TAX ANALYSIS

Year	Oper. Income M$	Tax Pool Balances Incl. Current Year Additions: CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Depreciation & Writeoffs: CCA M$	COGPE M$	CDE M$	CEE M$	Other M$	Total M$
2010	4,202	8,048	400	1,177	5,700	0	1,969	40	353	0	3,500	5,862
2011	5,840	6,685	360	1,444	5,700	0	1,596	36	433	3,775	0	5,840
2012	2,877	5,090	324	1,011	1,925	0	1,272	32	303	1,269	0	2,877
2013	1,529	3,817	292	707	656	0	954	29	212	334	0	1,529
2014	778	2,863	262	495	322	0	716	26	149	0	0	891
2015	390	2,147	236	347	322	0	537	24	104	0	0	664
2016	199	1,610	213	243	322	0	403	21	73	0	0	497
2017	102	1,208	191	170	322	0	302	19	51	0	0	372
2018	81	906	172	119	322	0	226	17	36	0	0	279
2019	60	679	155	83	322	0	170	15	25	0	0	210
2020	43	510	139	58	322	0	127	14	17	0	0	159
2021	29	382	126	41	322	0	96	13	12	0	0	120
Sub.	16,131	382	126	41	322	0	8,367	287	1,768	5,378	3,500	19,300
Rem.	462	382	126	41	322	0	270	74	65	180	0	589
Tot.	**16,593**	**382**	**126**	**41**	**322**	**0**	**8,638**	**361**	**1,833**	**5,558**	**3,500**	**19,889**
Disc	13,512					0	6,410	207	1,378	4,548	3,337	15,879

Year	Taxable Income M$	Federal: Tax Rate %	Federal: Income Tax M$	Provincial: Tax Rate %	Provincial: Income Tax M$	ARTD & Investment Credits M$	Income Tax Payable M$	Net Cash Flow Before Income Tax: Annual M$	Cum. M$	10.0% Dcf M$	Net Cash Flow After Income Tax: Annual M$	Cum. M$	10.0% Dcf M$
2010	-1,659	18.0	0	12.0	0	0	0	3,177	3,177	3,029	3,177	3,177	3,029
2011	0	16.5	0	12.0	0	0	0	4,614	7,792	7,029	4,614	7,792	7,029
2012	0	15.0	0	12.0	0	0	0	2,877	10,669	9,296	2,877	10,669	9,296
2013	0	15.0	0	12.0	0	0	0	1,529	12,198	10,392	1,529	12,198	10,392
2014	-113	15.0	0	12.0	0	0	0	778	12,976	10,898	778	12,976	10,898
2015	-274	15.0	0	12.0	0	0	0	390	13,367	11,130	390	13,367	11,130
2016	-298	15.0	0	12.0	0	0	0	199	13,565	11,237	199	13,565	11,237
2017	-270	15.0	0	12.0	0	0	0	102	13,667	11,286	102	13,667	11,286
2018	-199	15.0	0	12.0	0	0	0	81	13,748	11,322	81	13,748	11,322
2019	-151	15.0	0	12.0	0	0	0	60	13,808	11,347	60	13,808	11,347
2020	-116	15.0	0	12.0	0	0	0	43	13,851	11,362	43	13,851	11,362
2021	-91	15.0	0	12.0	0	0	0	29	13,880	11,372	29	13,880	11,372
Sub.	-3,169		0		0	0	0	13,880	13,880	11,372	13,880	13,880	11,372
Rem.	-127		0		0	0	0	423	14,303	11,462	423	14,303	11,462
Tot.	**-3,297**		**0**		**0**	**0**	**0**	**14,303**	**14,303**	**11,462**	**14,303**	**14,303**	**11,462**
Disc	-2,368		0		0	0	0	11,462	11,462	11,462	11,462	11,462	11,462

SUMMARY OF RESERVES

Product	Units	Remaining Reserves at Jan 01, 2010: Working Interest	Roy/NPI Interest	Total Company	Net	Oil Equivalents: Oil Eq. Factor	Company Mboe	% of Total	Reserve Life Indic. (yr): Reserve Life	Life Index	Half Life
Light/Med Oil	Mbbl	264	0	264	215	1.000	264	44	7.0	3.9	1.8
Solution Gas	MMcf	196	0	196	180	6.000	33	5	7.0	9.3	3.0
Residue Gas	MMcf	1,719	0	1,719	1,299	6.000	286	48	22.0	4.1	1.9
Total: Gas	MMcf	1,914	0	1,914	1,479	6.000	319	54	22.0	4.4	2.0
Gas Heat Content	BBtu	2,083	0	2,083	1,617	0.000	0	0	22.0	4.4	2.0
Condensate	Mbbl	5	0	5	3	1.000	5	1	14.0	6.9	2.5
Butane	Mbbl	3	0	3	2	1.000	3	1	14.0	999.0	3.5
Propane	Mbbl	6	0	6	3	1.000	6	1	14.0	999.0	3.5
Total: NGL	Mbbl	14	0	14	8	1.000	14	2	14.0	20.3	3.1
Total: Oil+NGL	Mbbl	277	0	277	223	1.000	277	46	14.0	4.1	1.8
Total: Oil Eq.	Mboe	596	0	596	470	1.000	596	100	22.0	4.2	1.9

PRODUCT REVENUE AND EXPENSES

Product	Units	Average First Year Unit Values: Base Price	Price Adjust.	Wellhead Price	Net Burdens	Operating Expenses	Other Expenses	Prod'n Revenue	Net Revenue After Royalties: Undisc M$	% of Total	10% Disc M$	% of Total
Light/Med Oil	$/bbl	83.26	-6.20	77.06	16.64	9.37	0.00	51.05	17,752	60	14,379	62
Solution Gas	$/Mcf	5.75	0.41	6.16	0.62	3.20	0.00	2.35	1,292	4	959	4
Residue Gas	$/Mcf	5.75	0.52	6.27	1.39	3.25	0.00	1.62	9,887	33	7,335	32
Total: Gas	$/Mcf	5.75	0.51	6.27	1.36	3.25	0.00	1.66	11,179	38	8,294	36
Condensate	$/bbl	82.43	-6.50	75.93	21.12	0.00	0.00	54.81	264	1	196	1
Butane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	151	1	102	0
Propane	$/bbl	0.00	0.00	0.00	0.00	0.00	0.00	0.00	234	1	158	1
Total: NGL	$/bbl	82.43	-6.50	75.93	21.12	0.00	0.00	54.81	650	2	457	2
Total: Oil+NGL	$/bbl	83.25	-6.20	77.05	16.69	9.28	0.00	51.09	18,402	62	14,835	64
Total: Oil Eq.	$/boe	58.10	-1.41	56.68	12.27	14.55	0.00	29.85	29,580	100	23,129	100

REVENUE BURDENS AND NET PRESENT VALUE SUMMARY

Revenue Burdens (%)	Initial	Average	Disc. Rate %	Net Present Value Before Income Tax: Prod'n Revenue M$	Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe	Net Present Value After Income Tax: Operating Income M$	Capital Invest. M$	Cash Flow M$	Cash Flow $/boe
Crown Royalty	19.3612	16.6520	0.0	16,911	16,593	2,289	14,303	23.99	16,593	2,289	14,303	23.99
Non-crown Royalty	3.3482	3.6178	5.0	15,091	14,847	2,159	12,688	21.28	14,847	2,159	12,688	21.28
Mineral Tax	0.0000	0.0000	8.0	14,221	14,008	2,092	11,917	19.99	14,008	2,092	11,917	19.99
			10.0	13,707	13,512	2,050	11,462	19.23	13,512	2,050	11,462	19.23
			12.0	13,236	13,056	2,011	11,046	18.53	13,056	2,011	11,046	18.53
			15.0	12,598	12,438	1,955	10,483	17.58	12,438	1,955	10,483	17.58
			20.0	11,679	11,546	1,871	9,675	16.23	11,546	1,871	9,675	16.23

Evaluator: Keith, John E.
Run Date: March 22, 2010 14:57:11

APPENDIX I

CERTIFICATES OF QUALIFICATION

T. Mark Jobin
John E. Keith
Roman Tanner

CERTIFICATION OF QUALIFICATION

I, T. Mark Jobin, Professional Geologist, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1. That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties for Dejour Energy (Alberta) Ltd. The effective date of this evaluation is December 31, 2009.

2. That I do not have, nor do I expect to receive any direct or indirect interest in the securities of Dejour Energy (Alberta) Ltd. or its affiliated companies.

3. That I attended the University of Calgary and that I graduated in 1984 with a Bachelor of Science Degree in Geology; that I am a Registered Professional Geologist in the Province of Alberta; and, that I have in excess of twenty-five years experience in geological studies relating to Canadian and International oil and gas fields.

4. That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Dejour Energy (Alberta) Ltd., and the appropriate provincial regulatory authorities.

ORIGINALLY SIGNED BY

T. Mark Jobin, P. Geol.

CERTIFICATION OF QUALIFICATION

I, John E. Keith, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1. That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties for Dejour Energy (Alberta) Ltd. The effective date of this evaluation is December 31, 2009.

2. That I do not have, nor do I expect to receive any direct or indirect interest in the securities of Dejour Energy (Alberta) Ltd. or its affiliated companies.

3. That I attended the University of Calgary and that I graduated with a Bachelor of Science Degree in Chemical Engineering in 1984; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of twenty-five years experience in engineering studies relating to Western Canadian oil and gas fields.

4. That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Dejour Energy (Alberta) Ltd., and the appropriate provincial regulatory authorities.

ORIGINALLY SIGNED BY

John E. Keith, P. Eng.

CERTIFICATION OF QUALIFICATION

I, Roman Tanner, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1. That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a detailed analysis of Canadian oil and gas properties for Dejour Energy (Alberta) Ltd. The effective date of this evaluation is December 31, 2009.

2. That I do not have, nor do I expect to receive any direct or indirect interest in the securities of Dejour Energy (Alberta) Ltd. or its affiliated companies.

3. That I attended the University of Calgary where I graduated with a Bachelor of Science Degree in Mechanical Engineering in 2005; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of four years experience in engineering studies relating to Western Canadian oil and gas fields.

4. That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Dejour Energy (Alberta) Ltd., and the appropriate provincial regulatory authorities.

ORIGINALLY SIGNED BY

Roman Tanner, P. Eng.